                                                                   Exhibit 10.26


DATED                                1999
-----                                ----


(1)       LUKE JOHNSON AND OTHERS


(2)       DOLLAR FINANCIAL UK LIMITED


(3)       DOLLAR FINANCIAL GROUP, INC.



_______________________________________

AGREEMENT
---------
for the sale and purchase of shares in
CASH A CHEQUE HOLDINGS GREAT
BRITAIN LIMITED
_______________________________________



TITMUSS SAINER DECHERT
2 Serjeants' Inn,
London EC4Y 1LT

Ref: C457/059294

CONTENTS
--------

Clause         Heading
------         -------
1              Definitions and Interpretations
2              Sale and purchase of the Shares: release of the Options
3              Consideration
4              Completion
5              Warranties
6              Breach of Warranty
7              Limitation of liability
8              Retention
9              Undertakings by the Vendors
10             Restrictions on the Majority Vendors
11             Guarantee
12             Nature of obligations
13             Announcements
14             General
15             Communications
16             Proper Law


Schedule       Description
--------       -----------

1              Details of the Vendors and Optionholders
2              Particulars of the Company
3              The Properties
4              Warranties
5              Tax Deed
6              Earn Out
7              Details of Loan Notes/cash to be received by the Vendors

Appendix       Description
--------       -----------

               The Accounts

Documents in the Agreed Form
----------------------------

               Disclosure Letter (include all enclosures specified in the Warranties)
               Release from Optionholders
               Directors' Letter of Resignation
               Auditors' resignation
               Opinion Letters
               Letters of release from Vendors
               Service agreements
               Power of attorney
               Announcement
               Business Plan
               Current Business Plan
               Loan Note Instrument
               Incentive Bonus
               Worked example of the Earn Out prepared by BDO Stoy Hayward Worked example of the Earn Out prepared by Ernst & Young

THIS AGREEMENT is made on           1999
--------------
BETWEEN:-
-------
(1) The persons whose names and addresses are set out in the part 1 of the first schedule ("Vendors");
                          ---------
(2)       DOLLAR FINANCIAL UK LIMITED a company registered in England under No.
          ---------------------------
          3701758 whose registered office is at c/o Ernst & Young, Rolls House, 7 Rolls Building, Fetter Lane, London EC4A 1NH ("Purchaser"); and
                                                          -----------
(3)       DOLLAR FINANCIAL GROUP, INC. a company incorporated in the State of
          ----------------------------
          New York USA whose principal office is at Daylesford Plaza, Suite 210, 1436 Lancaster Avenue, Berwyn, PA 19312, U.S.A. ("Guarantor").
                                                           -----------
1.        DEFINITIONS AND INTERPRETATION
-         ------------------------------
1.1       In this agreement unless the context otherwise requires:-

          "Accounts" means the audited consolidated balance sheet as at the
          ----------
          Balance Sheet Date and the audited consolidated profit and loss account for the period ended on the Balance Sheet Date of the Company and the Subsidiaries together with the notes and directors' reports and other documents annexed to them; (and for the purposes of identification only copies of the Accounts have been signed by or on behalf of the parties to this agreement and are annexed as appendix "A");

          "Agreed Form" means in a form agreed by  and signed by or on behalf of
          -------------
          the parties to this agreement;

          "Associate" means any person with whom any of the Vendors may be
          -----------
          connected within the meaning of section 839 of the Taxes Act or for whom any of them may be a personal representative;

          "Auditors" means the auditors for the time being of the Company and of
          ----------
          the Subsidiaries;

          "Balance Sheet Date" means 31 December 1998;
          --------------------

          "Business Day" means a day on which banks generally are open in the
          --------------
          City of London for the transaction of normal banking business;

          "Business Plan" means the business plan for the Group for the 12
          ---------------
          months from 1 July 1999 in the Agreed Form;

          "Companies Act" means the Companies Act 1985 (as amended or re-enacted
          ---------------
          by the Companies Act 1989);

          "Company" means Cash a Cheque Holdings Great Britain Limited, details
          ---------
          of which are set out in part 1 of the second schedule;

          "Completion" means the date upon which completion of the sale and
          ------------
          purchase of the Shares takes place pursuant to this agreement or the date of actual completion of the sale and purchase of the Shares;

          "Consideration" means the aggregate consideration for the Shares and
          ---------------
          the release of the Options as referred to in clause 3 and the sixth schedule;

          "Current Plan" means the business plan in the Agreed Form for the 12
          --------------
          months ending 31 December 1999 a copy of which is annexed to the Disclosure Letter;

          "Deferred Consideration" means the sums payable pursuant to clauses
          ------------------------
          3.1.2 and 3.1.3 and the provisions of the sixth schedule;

          "Disclosure Letter" means the letter in the Agreed Form from the
          -------------------
          Vendors' Solicitors to the Purchaser's Solicitors dated as at the date of this agreement;

          "Earn Out Period" shall have the meaning given to it by the sixth
          -----------------
          schedule;

          "Escrow Account" shall have the meaning given to it by clause 8.1;
          ----------------
          "event" includes any act, omission, transaction or circumstance
          -------
          (including any of such matters provided for under this agreement);

          "First Instalment" means that part of the aggregate consideration for
          ------------------
          the Shares and for the release of the Options as referred to in clause
          3.1.1 (which amounts to (Pounds)8,000,000);

          "First Party Cheque Cashing" means the payment by a member of the
          ----------------------------
          Group to one of its customers of an amount equal to the par value of a Customer's Cheque (less an amount on account of the fees of that Group member); and a "Customer's Cheque" means a cheque drawn by the Group's
                         -------------------
          customer in favour of a member of the Group;

          "Group" means the Company and the Subsidiaries or any one or more of
          -------
          them;

          "Letters of Credit" means for the purposes of clause 7.8, irrevocable
          -------------------
          letters of credit to be opened up either by Wells Fargo (if such letter of credit is subject to the laws of England and Wales) or (if not) by National Westminster Bank plc in favour of the Vendors' Solicitors with an expiration date of 24 months from the Deferred Consideration Payment Date (except that if by such expiration date the Specified Claim, as defined in clause 7.8.2, has not been determined in accordance with that clause 7.8, then new letters of credit in substantially the same terms as the original Letters of Credit shall be opened up with an expiration date of 12 months from their issue, or the equivalent amount in cash deposited into an escrow account until such time as the Specified Claim is determined in accordance with clause 7.8); and the only principal condition as to payment under such letter of credit (other than the relevant bank's standard conditions in relation to letters of credit) shall be the agreement between the Purchaser and the Vendors' Representatives or the judgment of a court in favour of the Vendors' of the amount to be paid by the Purchaser to the Vendors;

          "LIBOR" means the rate (rounded upwards to the nearest two decimal
          -------
          places) at which sterling deposits in any amount equal to the sum in question is quoted by London Clearing Banks on the London Interbank Sterling Market at or about 11am on the date from which interest is to be calculated until the day immediately prior to the date of payment rounded up or down to the nearest calendar month. The rate so calculated will then be applied pro rata to any additional period of less than a month;

          "Loan Notes" means loan notes having an aggregate nominal value of
          ------------
          (Pounds)11,412,570 constituted by the Loan Note Instrument in respect of the First Instalment and in respect of the Deferred Consideration shall be the proportion of the Consideration to be satisfied in the Loan Notes as specified in the first schedule and the seventh schedule;

          "Loan Note Instrument" means instruments in the Agreed Form to be
          ----------------------
          executed by the Purchaser at Completion and following agreement of the Deferred Consideration and guaranteed by National Westminster Bank plc constituting the (Pounds)11,412,570 Guaranteed Floating Rate Loan Notes due 30 June 2006 and such other sum or sums as shall be calculated pursuant to the first, sixth and seventh schedules in respect of the Deferred Consideration;

          "Majority Vendors" means Nicholas Cornwell, Jacqueline Cornwell, Luke
          ------------------
          Johnson, Paul May, Katherine May, Gordon McLure, Terence Norris, Gillian Norris, Anthony Osborne, Beverley Ripley, Brigitte Ripley, Ian Salkeld and any one or more of them;

          "Minority Vendors" means the Vendors other than the Majority Vendors
          ------------------
          and any one or more of them;

          "Money Transfers" means the electronic transfer of money;
          -----------------

          "Optionholders" means the persons who hold the Options and whose names
          ---------------
          are set out in part 2 of the first schedule;

          "Options" means the options to subscribe for 241,546 "A" ordinary
          ---------
          shares in the Company details of which are set out in part 2 of the first schedule and which are held by the Optionholders;

          "Properties" means the properties briefly described in the Property
          ------------
          Schedule or any one or more of them or any part of or interest in any of such properties;

          "Property Schedule" means the third schedule;
          -------------------

          "Purchaser's Group" means the Guarantor and all its subsidiary and
          -------------------
          subsidiary undertakings from time to time;

          "Purchaser's Solicitors" means Titmuss Sainer Dechert of 2 Serjeants'
          ------------------------
          Inn, London EC4Y 1LT;

          "Revenue" means all fiscal authorities (national or local) whether of
          ---------
          the United Kingdom or elsewhere;

          "Shares" means the whole of the issued and allotted share capital of
          --------
          the Company at Completion;

          "South" means Cash a Cheque (South) Limited (No: 3238026);
          -------

          "South Agreement" means the agreement dated 11 June 1998 defined in
          -----------------
          Warranty 9.2.2 in the fourth schedule;

          "South Payment" has the definition given to it in clause 3.1.3;
          ---------------

          "Subsidiaries" means the Companies listed in part 2 of the second
          --------------
          schedule or any one or more of them (but which for the avoidance of doubt shall exclude Time to Insure Limited);

          "Taxation" means all forms of taxation, duties (including stamp duty),
          ----------
          levies, imposts, charges, withholdings, national insurance and other contributions, rates and PAYE liabilities (including any related or incidental penalty, fine, interest or surcharge) whenever created or imposed and whether of the United Kingdom or elsewhere;

          "Tax Deed" means a deed in the form  set out in the fifth schedule
          ----------
          duly executed by the Covenantors referred to in it;

          "Taxes Act" means the Income and Corporation Taxes Act 1988;
          -----------

          "Tax Warranties" means the representations, warranties and
          ----------------
          undertakings on the part of the Vendors contained in Part 8 of the fourth schedule;

          "Third Party Cheque Cashing" means the payment by a member of the
          ----------------------------
          Group to one of its customers of an amount equal to the par value of a Third Party Cheque (less an amount on account of the fees of that Group member); and a "Third Party Cheque" means a cheque drawn by a
                               --------------------
          third party in favour of the Group's customer (and not in favour of any other person or drawn by the customer in favour of a member of the Group);

          "Time to Insure Agreement" means the trading agreement between Cash a
          --------------------------
          Cheque (GB) Limited and Time to Insure Limited dated 27 March 1998 as varied from time to time;

          "Vendors" shall include the Optionholders;
          ---------

          "Vendors' Representatives" shall have the meaning given to it by
          --------------------------
          clause 14.4;

          "Vendors' Solicitors" means Pinsent Curtis of Dashwood House, 69 Old
          ---------------------
          Broad Street, London EC2M 1NR;

          "Vendor Trust Companies" means AIB Nominees (Jersey) Limited, Avrocet
          ------------------------
          Trading Company Limited, Horsford Limited, Royal Bank of Scotland Trust Company (IOM) Limited, Valmet Isle of Man Limited, Continental Assets & Securities Limited, and Glenross International Limited (the addresses of which are set out in part 1 of the first schedule) and any one or more of them; and

          "Warranties" means the representations, warranties and undertakings on
          ------------
          the part of the Vendors contained in the fourth schedule and which are made by the Vendors pursuant to clause 5.

1.2       In this agreement unless the context otherwise requires:-

1.2.1 any reference to a clause, schedule or appendix (other than to a schedule to a statutory provision) is a reference to a clause of or schedule or appendix to this agreement; and the schedules and appendices form part of and are deemed to be incorporated in and in references to this agreement;

1.2.2 any reference to a statute or statutory provision includes a reference to that provision as amended, re-enacted or replaced and any regulations or orders made under such provisions from time to time whether before or after the date of this agreement and any former statutory provision replaced (with or without modification) by the provision referred to except to the extent that any amendment, re-enactment or replacement coming into force after the date of this agreement would increase or extend the liability of the parties to one another;

1.2.3 any reference to persons includes a reference to firms, corporations or unincorporated associations;

1.2.4 any reference to the singular includes a reference to the plural and vice versa; and any reference to the masculine includes a reference to the feminine and vice versa;

1.2.5 a reference to an SSAP is a reference to a Statement of Standard Accounting Practice which has been adopted as an accounting standard by the Accounting Standards Board and reference to FRS is a reference to Financial Reporting Standard;

1.2.6 any agreement, warranty, representation, indemnity, covenant or undertaking on the part of two or more persons shall be deemed to be given or made by such persons severally (but subject to the provisions of clause 1.4); and

1.2.7 words and expressions defined in the Companies Act bear the same respective meanings provided Time to Insure Limited shall not be regarded as a subsidiary or subsidiary undertaking of the Company or any of its Subsidiaries.

1.3 Headings and titles are used for ease of reference only and do not affect the interpretation of this agreement.

1.4 Any matter which shall be relevant to any of the Warranties and which shall be known to at least one of the Vendors, shall be deemed to be known by the other Vendors as well.

1.5       If any statement is qualified by the expression "to the best of the
                                                           -------------- ---
          Vendors' knowledge information and belief" or "so far as the Vendors
          ------------------------------------------    ----------------------
          are aware" or any similar expression, that expression shall be deemed
          ----------
          to include a warranty by the makers thereof that the statement has been made by them after due and careful enquiry and the Vendors shall in particular be deemed to have knowledge of anything of which the following persons, viz Paul May, Ian Salkeld, Gordon McLure and Terence Norris ought reasonably to have knowledge given their particular position in and responsibilities to the Vendors and the Group.

2         SALE AND PURCHASE OF THE SHARES: RELEASE OF THE OPTIONS
-         -------------------------------------------------------

2.1 The Vendors shall sell the Shares to the Purchaser and the Purchaser, relying on the Warranties and the other obligations of the Vendors under this agreement, shall purchase the Shares.

2.2 The Vendors shall sell the Shares with full title guarantee free from all liens, charges, encumbrances and adverse claims (and whether or not the Vendors know or could reasonably be expected to know about such matters) together with all rights now or hereafter attaching to them including all dividends declared or payable or distributions made or proposed on or after the Balance Sheet Date.

2.3 The Vendors shall procure that the Optionholders shall release the Company from its obligation to allot and issue shares pursuant to the Options upon satisfaction by the Purchaser of its obligations pursuant to clause 4.5 and the Purchaser, relying on the Warranties and the other obligations of the Vendors shall pay the sums due to the Optionholders pursuant to this agreement.

2.4 The Vendors irrevocably and unconditionally waive (and shall procure such a waiver by their nominee(s) of) all rights of pre-emption or other restrictions on transfer which they or such nominee(s) may have, whether under the Articles of Association of the Company and the Subsidiaries or otherwise, in respect of the transfer to the Purchaser or its nominee(s) of the Shares or any of them and shall execute and deliver (or procure the execution and delivery of) all such deeds of waiver in respect thereof as the Purchaser may require.

2.5 The Purchaser shall not be obliged to complete the purchase of some only of the Shares unless the purchase of all the Shares and the release of all the Options is completed simultaneously in accordance with the provisions of this agreement.

3         CONSIDERATION
-         -------------
3.1       The aggregate consideration for

          (a)  the Shares; and

          (b) the Optionholders releasing the Company from its obligations to allot and issue shares pursuant to the Options shall be:

3.1.1     the sum of (Pounds)8,000,000; plus

3.1.2 such further sums (if any) as shall become due and payable in accordance with the sixth schedule but which shall not in any circumstances exceed a total of (Pounds)10,459,000; plus

3.1.3 (if within three months after Completion, (time being of the essence for this purpose) the Purchaser shall have exchanged heads of agreement for the purchase ("the South Purchase") of the 74.9 per
                                     ----------------------
          cent. of the issued share capital of South not already owned by Cash a Cheque (GB) Limited and the Purchaser shall subsequently complete the South Purchase) an additional sum ("the South Payment") which shall be
                                            ---------------------
          calculated in accordance with the following formula:

          25.1% of (A  x 100 )
                         ----
                         74.9)

          where "A" shall be equal to the aggregate amount (if any) which the Purchaser shall pay to the sellers of the shares in South upon the completion of the South Purchase, but the South Payment shall be subject to a maximum of (Pounds)600,000.

3.2.1 If for whatever reason royalty payments due to the Company during the Earn Out Period pursuant to the South Agreement ("Royalty Payment")
                                                          -------------------
          have not been paid as and when they fall due the Vendors' Representatives shall have the conduct of any claims which the Company may pursue in respect of all outstanding sums due to the Company from South subject always to the funding of the costs of such action by the Vendors by payments in advance and their indemnifying of the Purchaser and the Group on a joint and several basis against all losses, liabilities, costs and expenses incurred arising from such legal proceedings.

3.2.2 Any Royalty Payments as shall be recovered after the Relevant Accounts shall have been produced in Final Form shall be added to the Relevant Profits and the Adjusted Relevant Profits (as the case may be).

3.2.3 Any difference between the Second Instalment and/or Third Instalment actually payable pursuant to the sixth schedule and the sums in respect of the Second Instalment and Third Instalment which would have been payable had the Royalty Payment (less any costs or expenses actually incurred by the Group in recovering it and not refunded by the Vendors) been included in the Relevant Profits and Adjusted Relevant Profits as shown by the Relevant Accounts and the Relevant Statement shall be payable to the Vendors as additional consideration within 28 days after the receipt by the Company of the Royalty Payment.

3.2.4 Nothing in this clause 3.2 shall affect the maximum amounts of the Second and Third Instalments specified in the sixth schedule.

3.2.5 Terms defined in the sixth schedule shall have the same meaning when used in this clause.

3.3 The South Payment shall be paid to the Vendors' Solicitors within 14 days after the completion of the South Purchase and the Purchaser shall not be concerned with the basis upon which it shall be distributed between the Vendors by the Vendors' Solicitors.

3.4. The aggregate consideration payable pursuant to clause 3.1 shall be apportioned between the Vendors as set out in columns 3 and 5 of Part 1 of the first schedule and between the Option holders as set out in columns 5 and 6 of Part 2 of the first schedule and shall be satisfied by the payment of cash and Loan Notes as indicated in the seventh schedule. If it provides in the seventh schedule that any element of the Consideration will be satisfied in Loan Notes that element of the Consideration shall not be capable of being satisfied other than by the issue of Loan Notes.

3.5 The Vendors shall be liable for any breach of Warranties and/or indemnities in this agreement in the proportions set out opposite their respective names in column 7 of Part 1.

4         COMPLETION
-         ----------

4.1 Completion shall take place at the offices of the Purchaser's Solicitors immediately after the exchange of this agreement when the parties shall comply with their respective obligations as set out in this clause.

4.2 The Vendors shall deliver to the Purchaser or (at the option of the Purchaser) to its nominee(s):-

4.2.1 duly executed share transfers in respect of the Shares in favour of the Purchaser or as it may direct, together with the relevant share certificates or other documents of title and any power of attorney or other authority under which such transfers have been executed and an indemnity in such form as the Purchaser shall require in relation to any missing certificates;

4.2.2 duly executed share transfers in respect of any shares in the Subsidiaries not registered in the name of the Company in favour of such persons as the Purchaser may direct together with share certificates or other documents of title in respect of all the issued share capitals of the Subsidiaries and an indemnity in such form as the Purchaser shall require in relation to any missing certificates;

4.2.3 duly executed releases in the Agreed Form of all the Options by each of the Optionholders together with the relative Option certificate or other document of title.

4.2.4 written resignations and releases executed as deeds in the Agreed Form from all persons (other than any directors or secretaries remaining at the request of the Purchaser or appointed at the instance of the Purchaser) who, on or immediately prior to Completion, may be directors or secretaries of the Company and the Subsidiaries, resigning their offices and releasing the Company and the Subsidiaries from all claims and rights of action whether by way of compensation, remuneration, redundancy payments or otherwise;

4.2.5 the unqualified resignation with effect from 29 June 1999 the present Auditors as auditors of the Company and the Subsidiaries by notices in accordance with section 392 of the Companies Act which shall contain a statement in accordance with section 394 of the Companies Act together with confirmation that they have no claims against the Company and the Subsidiaries for unpaid fees or expenses in excess of (Pounds)41,266;

4.2.6 the common seals, the certificates of incorporation (including on re-registration as a private limited company) and copies of the Memorandum and Articles of Association (containing copies of all such resolutions and agreements as are referred to in section 380 of the Companies Act) of each of the Company and the Subsidiaries and the registers and books required by the Companies Act to be kept by each of them all of which shall be written up to date as at Completion;

4.2.7 all deeds and documents of title relating to the Properties (including all insurance policies, premium receipts, maintenance contracts and other documents relating to the Properties) and certified copies of any documents being held by mortgagees;

4.2.8 a letter from the Majority Vendors specifying the whereabouts of any other documents, books and records of the Company and the Subsidiaries which shall not be held at the Properties and directing the holders of
                      ---
          them to deliver them up to the Purchaser's authorised representatives immediately upon request;

4.2.9 letters of release executed as deeds and such other evidence as the Purchaser may require of the irrevocable and unconditional release and discharge of the Company and the Subsidiaries from all liabilities or obligations pursuant to any bonds, guarantees, indemnities, securities or obligations given or entered into by the Company and/or the Subsidiaries to or in favour of any person in respect of any liabilities or obligations of the Vendors;

4.2.10 service agreements in the Agreed Form between the Company and Paul May, Terence Norris and Ian Salkeld respectively signed by each of them;

4.2.11 powers of attorney in the Agreed Form in relation to the Shares duly executed by each Vendor;

4.2.12    the Tax Deed;

4.2.13 if required by the Purchaser, evidence to the satisfaction of the Purchaser that any person executing this agreement or any document to be executed pursuant to it has authority to do so; and

4.2.14 opinion letters in the Agreed Form from solicitors, qualified in the relevant jurisdictions, confirming that each of the Vendor Trust Companies have the capacity to sell their Shares in accordance with this agreement.

4.3       The Vendors shall on the Completion Date:-

4.3.1 procure that none of them or any of their Associates has any claims (other than salary in accordance with the rates described in the Disclosure Letter and outstanding expenses) or rights of action against either the Company or the Subsidiaries and that none of them or any of their Associates is in any way obligated or indebted to the Company or the Subsidiaries; and

4.3.2 deliver to the Purchaser's Solicitors letters executed as deeds in the Agreed Form confirming that they have complied with clause 4.3.1, and irrevocably and unconditionally releasing the Company and the Subsidiaries from all obligations and liabilities as contemplated by clause 4.3.1.

4.4 The Vendors shall procure that Board Meetings of the Company and the Subsidiaries will be held which will transact the following business:-

4.4.1 (subject only to them being stamped) the approval of the transfer of shares referred to in clauses 4.2.1 and 4.2.2 and the Purchaser and/or its nominee(s) being entered in the Register of Members as the holders of the shares specified in those transfers;

4.4.2 the appointment of such persons as the Purchaser may nominate as directors and secretary of the Company and the Subsidiaries;

4.4.3 the acceptance of the various resignations of officers and auditors referred to in this clause;

4.4.4 the change of the registered office, the accounting reference date and the bank mandates of the Company and the Subsidiaries in accordance with the Purchaser's requirements;

4.4.5 the appointment of Donald Gayhardt to the board of Time to Insure Limited (and the Vendors shall within three months of Completion use their reasonable endeavours to procure that the articles of association of that company are amended to permit board meetings to be held by telephone and for directors to be given notice of board meetings whilst outside the United Kingdom and the Vendors shall also use their reasonable endeavours to deliver a letter from the shareholders of that company undertaking to the Company that it will not alter those amendments without the Company's prior written consent);

4.5 Subject to the conclusion of the matters referred to in the previous provisions of this clause:-

4.5.1 the Purchaser shall procure that there shall immediately be paid by way of direct transfer by means of the Clearing House Automatic Payment System;

4.5.1.1 (Pounds)3,161,491 on account of the Consideration to the Vendors' Solicitors client account, the details of which are as follows:
          Account No: 30670073
          Bank: Barclays Bank plc
          Branch: 155 Bishopsgate
          Sort code: 20-77-67

4.5.1.2   (Pounds)273,440 to the Escrow Account referred to in clause 8.1;

4.5.2 the parties shall give to their respective solicitors the irrevocable instructions referred to in clause 8.11; and

4.5.3     the Purchaser shall deliver to the Vendors' Solicitors:-

4.5.3.1 the Loan Notes to the value of (Pounds)4,565,069 in respect of the First Instalment for those Vendors indicated in the seventh schedule as receiving Loan Notes;

4.5.3.2   a counterpart Tax Deed duly executed by the Purchaser; and

4.5.3.3 counterparts of the service agreements in the Agreed Form to be entered into by the Company with Paul May, Terence Norris and Ian Salkeld duly signed on behalf of the Company;

4.5.4 the Purchaser shall procure the release of Paul May from the guarantee he has given on behalf of the Company in respect of the premises at Peterborough save that if such release shall not be given at Completion, the Purchaser shall indemnify him and keep him indemnified on demand against any and all losses, liabilities, claims, reasonable costs and other expenses which he shall reasonably and properly incur in connection with such guarantee until he shall be released.

4.6 The Vendors confirm that the Vendors' Solicitors may receive (and give a good receipt for) the Consideration (and all documents expressed to be delivered to them at Completion) as agent for the Vendors and the Purchaser shall not be concerned with the basis upon which the Consideration (or such documents) shall be distributed between the various Vendors by the Vendors'

          Solicitors.

5         WARRANTIES AND REPRESENTATIONS
-         ------------------------------

5.1 The Vendors represent and warrant to and undertake with the Purchaser that, save only as and to the extent fairly disclosed to the Purchaser in this agreement or in the Disclosure Letter, each of the Warranties:-

5.1.1     is now and will be at Completion true and accurate; and

5.1.2 is not to be affected or limited by any previous or other disclosures, express or implied, to the Purchaser, its officers, representatives or professional advisers.

5.2 The Vendors acknowledge that the Purchaser has relied on the Warranties in entering into this agreement.

5.3 Each of the Warranties, covenants, indemnities and undertakings set out in this agreement or the Tax Deed is separate and independent.

5.4 The Vendors agree with the Purchaser for itself and as trustee for the Company and the Subsidiaries and each of their respective officers and employees to irrevocably and unconditionally waive any rights remedies or claims which they may have in respect of any misrepresentation in or omission from any information or advice supplied or given by the Company and the Subsidiaries or their respective officers, employees or agents to the Majority Vendors and on which they have relied in giving the Warranties, unless such misrepresentation or omission was made fraudulently in preparing the Disclosure Letter or in agreeing to give the Tax Deed.

5.5 The Vendors and the Purchaser shall each try to settle any claim (as defined in clause 7.1) as soon as possible and ideally, within twelve months of any such claim being made; and each of them shall deal in good faith with one another to achieve that objective.

6         BREACH OF WARRANTY
-         ------------------

6. Without restricting the rights or the ability of the Purchaser to claim damages on any basis if it shall be found that any matter which is the subject of any of the Warranties is not as represented, warranted or undertaken then, if the Purchaser shall so elect by notice in writing to them, the Vendors shall on demand pay to the Purchaser:-

6.1 a sum equal to the amount by which the value (or amount) at Completion of the aggregate amount of the assets and liabilities of the Company and of the Subsidiaries was less or, in the case of a liability, greater than the aggregate of the values (or amounts) at Completion of such assets and liabilities;

          or, if the Purchaser shall so elect
6.2 the amount of damages which would be awarded by a Court of competent jurisdiction but for the provisions of clause 6.1; and (in either case)

6.3 all costs and expenses incurred by the Company, the Subsidiaries and/or the Purchaser as a result of such breach, together with such other amounts as shall be required to compensate them for any other loss or damage which they shall have suffered.

7         LIMITATION OF LIABILITY
-         -----------------------

7.1 The following provisions of this clause 7 shall operate to limit the liability of the Vendors under the Warranties and where expressly stated, the Covenantors under the Tax Deed and references to "breach",
                                                                       --------
          "claim" and "liability" (and any similar expression) shall, unless the
          -------     -----------
          context otherwise requires, be references to a breach of or a claim or liability arising under the Warranties or (where the context admits) the Tax Deed notwithstanding any other provisions contained in this agreement.

7.2. No claim shall be made unless the Vendors shall have been given written notice of that claim by or on behalf of the Purchaser prior to 30 September 2001 (in the case of liability relating to a matter other than Taxation) or the seventh anniversary of Completion (in the case of liability relating to Taxation or arising under the Tax Deed) other than such a liability which shall arise from fraud or wilful default or neglect in which case there shall be no limitation together with such material details of which the Purchaser shall then be aware of the specific matter in respect of which a claim is made.

7.3.1 No claims shall be admissible and no liability in respect thereof shall arise unless notice in writing giving reasonable details of the claim alleged (supported by such documentary evidence as is then available) including a contingent claim which has not at that time crystallised and (if practicable) a genuine pre-estimate of the amount thereof has been given to the Vendors as regards the Warranties (other than Warranties relating to Taxation) by not later that the close of business on 30 September 2001 and as regards the Warranties relating to Taxation and the Tax Deed by not later than close of business on the seventh anniversary of Completion.

7.3.2 The Vendors shall not be liable to satisfy any breach or claim if and to the extent that any breach or claim is based upon a liability which is contingent only unless and until such contingent liability becomes an actual liability and is due and payable; but this sub-clause 7.3 shall not operate to avoid any claim made in respect of a contingent liability of which notice is given within the applicable time limits specified in clause 7.2 together with such material details relating to that claim of which the Purchaser shall be aware when giving it.

7.4 The liability of the Minority Vendors for all claims (including claims under the Tax Deed) shall be limited to an amount equal to

7.4.1     the Retention; plus

7.4.2     their share of the Deferred Consideration;

          and in the case of the Minority Vendor AIB Nominees (Jersey) Limited only shall expire on the date of the release of the Retention and the date of payment of the Deferred Consideration, as appropriate.

7.5 The liability of the Majority Vendors for all claims (including claims under the Tax Deed) shall be limited to an amount equal to

7.5.1 their share of the First Instalment (including in each case any share which they shall receive as a consequence of the release of the Options); plus

7.5.2     their share of the Deferred Consideration;

7.6       The Vendors' liability for all claims (including claims under the Tax
          Deed) shall be further limited so that, without prejudice to the Purchaser's rights of set off pursuant to clause 7.8 and paragraph 7.2 of the sixth schedule:

7.6.1 the amount which the Minority Vendors shall be required to pay towards the settlement of all claims shall not exceed the amount of the Retention; and

7.6.2 the amount which the Majority Vendors shall be required to pay towards the settlement of all claims shall not exceed the amount described in clause 7.5.1; unless and to the extent that any claim shall be settled after the Deferred Consideration shall have been paid to the Vendors, in which case the Vendors shall in addition be required to pay towards the settlement of such claims an amount equal to their respective shares of the Deferred Consideration.

7.7 The Purchaser may claim damages for any claim from all or any of the Vendors up to the various limits on their respective liabilities specified in clauses 7.4 to 7.6 inclusive.

7.8.1 The Purchaser shall be entitled to set off any unsatisfied liability which any of the Vendors shall have in respect of any claim against the Purchaser's liability to pay to all or any of the Vendors any part of the Deferred Consideration; and each Vendor who shall suffer any such set off shall be deemed to have satisfied the relevant claim to the extent of the amount of such set off.

7.8.2     If at the date ("the Deferred Consideration Payment Date") the
                         -------------------------------------------
          Deferred Consideration shall otherwise become payable, the Purchaser shall have made a claim ("the Specified Claim") which has not by then
                                  -----------------------
          been determined by agreement between the Purchaser and the Vendors' Representatives or a court order, the Purchaser shall be entitled to withhold ("the Withholding") paying an amount of the Deferred
                   -------------------
          Consideration equivalent to the Purchaser's reasonable estimate ("the
                                                                          -----
          Purchaser's Estimate") of the Specified Claim (including interest and
          ----------------------
          cost) provided that within 21 days after the Deferred Consideration Payment Date the Purchaser shall have arranged for Letters of Credit to be opened up in favour of the Vendors' Solicitors in respect of the value of the Purchaser's Estimate.

7.8.3 If such Letters of Credit shall not be forthcoming within 21 days of the Deferred Consideration Payment Date, an amount equal to the Purchaser's Estimate shall be deposited in an escrow account ("the
                                                                       -----
          Second Escrow Account") on the same terms and conditions as the Escrow
          -----------------------
          Account (subject to any amendments required to give effect to this provision (including the fact that the persons to whom payments may be made out of the Second Escrow Account shall be those Vendors who have been affected by the withholding and not necessarily the Minority Vendors)).

7.8.4.1 If such sums shall not be deposited in the Second Escrow Account within 28 days of the Deferred Consideration Payment Date (or if later, the date by which the Vendors' Solicitors have completed all necessary forms to enable the Second Escrow Account to be opened and those Vendors affected by the Withholding have given the instructions to the Vendors' Solicitors envisaged by clause 8.11) the Specified Claim shall be deemed to be waived by the Purchaser;

7.8.4.2 the Purchaser shall pay to those of the Vendors affected by the withholding of the Deferred Consideration interest on the amount withheld calculated from day to day at LIBOR plus 5% with half yearly rests calculated from the Deferred Consideration Payment Date until the actual date of payment.

7.8.5 The purpose of such Letters of Credit shall be to give security to the Vendors in respect of the amount of the Purchaser's Estimate pending the resolution of the Specified Claim in favour of the Vendors to the value of the Purchaser's Estimate.

7.8.6 Such Letters of Credit shall provide that upon the amount of the Vendors' liability ("Vendors' Liability") in respect of any specified
                             ----------------------
          Claim being determined either by agreement between the parties or a determination by the court:

7.8.6.1 the relevant bank shall be released from all liability to the Vendors pursuant to the Letters of Credit to the extent of the Vendors' Liability in relation to that Specified Claim or if less, the Purchaser's Estimate; and

7.8.6.2 the amount secured by the Letters of Credit shall be reduced to the balance, if any, by which the original amount of the Letters of Credit shall exceed the amount of the Vendors' Liability in relation to the Specified Claims and that amount ("the Balancing Payment") shall
                                             ---------------------
          be payable or Loan Notes issued in respect of that amount (as the case may be) to the Vendors' Solicitors within 7 days after it shall have been determined;

7.8.7 Where Letters of Credit have been issued and a Balancing Payment becomes due to the Vendors' Solicitors as described in clause 7.6.2, the Purchaser shall pay to those of the Vendors who have been affected by the withholding a sum equal to the interest calculated on the Balancing Payment at the base rate of National Westminster Bank from time to time plus 5%, calculated from the Deferred Consideration Payment Date to the date of actual payment from day to day with half yearly rests.

7.9 The Vendors shall have no liability in respect of any claim (including claims under the Tax Deed) unless the total loss sustained in respect of all those claims (when aggregated with any losses sustained under any previous claims) shall exceed (Pounds)250,000 whereupon the Vendors shall be liable for the full amount of such claim and not merely the excess.

7.10 No claim shall be made by the Purchaser against the Vendors and the Vendors shall have no liability to the Purchaser under this agreement (including the Warranties) or otherwise:-

7.10.1 in respect of any warranty, representation, indemnity, covenant, undertaking or otherwise arising out of or in connection with the sale of the Shares or the release of the Options except where it is expressly contained in this agreement or the Tax Deed; or

7.10.2 in respect of any matter or thing disclosed in this agreement or done as a condition precedent to Completion or in the execution and performance of this agreement; or

7.10.3 in respect of any liability or other matter or thing to the extent that it occurs as a result of or is otherwise attributable to any legislation not in force at the date hereof or any change of law or administrative practice having retrospective effect which comes into force after the date of this agreement.

7.11 The provisions of clauses 4.1 of the Tax Deed are expressed to limit the liability of the Vendors under the Tax Warranties in the same manner and to the same extent as they limit the liability of the Covenantors under the Tax Deed.

7.12 No claim shall be capable of being made under the Warranties to the extent that the Purchaser and/or the Company and/or any of the Subsidiaries has already recovered such sum arising from any loss or damage suffered by it arising out of the subject matter thereof under the terms of any insurance policy for the time being in force provided that there shall be no increase in renewal premiums as a consequence.

7.13 The Purchaser shall not be entitled to recover any sum in respect of any claim for breach of any of the Warranties or in respect of any claim under clause 9 or the Tax Deed or otherwise obtain reimbursement or restitution more than once in respect of the same loss or damage; and for the avoidance of doubt any amount paid under the Warranties shall to the extent of that payment reduce the amount otherwise payable pursuant to a claim under the Tax Deed in respect of the same subject matter and vice versa.

7.14 The Purchaser shall not be entitled to recover any sum in respect of any claim for breach of any of the Warranties or in respect of any claim made under clause 9 or the Tax Deed to the extent that the event or circumstance giving rise to such claim shall have been taken into account in calculating the Relevant Profits or Adjusted Relevant Profits pursuant to the sixth schedule and has resulted in a reduction in the amount payable by way of Deferred Consideration; nor shall there be taken into account in calculating the Relevant Profits or Adjusted Relevant Profits (where the same would result in a reduction in the amount payable by way of Deferred Consideration) any event or circumstance which has given rise to a claim being made under the Warranties or the Tax Deed and in respect of which the Purchaser has made full recovery against the Vendors.

7.15.1 This sub-clause 7.15 shall apply where the Vendors shall have settled in full a claim for breach of a Warranty (other than a Tax Warranty, in which case clause 9 of the Tax Deed shall apply) and the Purchaser or the Group or their respective successors or assigns (as the case may be) shall be entitled to recover any sum ("the Recoverable Sum")
                                                        ---------------------
          from some other person, firm or company (other than an employee of the Company) which shall be solely referable to the matter giving rise to that claim;

7.15.2 Where this sub-clause 7.15 shall apply, the Purchaser shall procure that it or the Group (as the case may be) shall pursue a claim for the Recoverable Sum and account to the Vendors for any part of the Recoverable Sum which it or the Group shall recover (after having deducted any costs or expenses incurred by the Purchaser or the Group) up to the amount paid to the Purchaser by the Vendors in settlement of the claim for the breach of the relevant warranty.

7.15.3 Any claim which shall be made by the Purchaser or the Group for the recoverable sum shall only be pursued at the Vendors' cost and subject to the Purchaser or the Group being indemnified and secured by the Vendors to the reasonable satisfaction of the Purchaser against all losses, liabilities, costs and expenses thereby incurred.

7.15.4 Neither the Purchaser nor the Group shall be required to make any claim for the recoverable sum if in the Purchaser's reasonable opinion such claims may harm the goodwill or profitability of the Purchaser or any company which should be a subsidiary or holding company of either the Purchaser or the Company.

7.16 The amount or amounts of any successful claim or claims against the Vendors under or in respect of the Warranties shall be deemed to constitute a reduction in the Consideration.

7.17      The Purchaser:-

7.17.1 irrevocably and unconditionally waives any right it may have to rescind this agreement and/or claim damages for any breach of warranty or untrue representation, undertaking or statement of fact or opinion made to it prior to the date of this agreement in connection with the subject matter of this agreement or the Company which is not contained in this agreement; and

7.17.2 agrees that the Purchaser has not been induced to enter into this agreement by any representation, warranty or assurance other than those contained in this agreement but nothing in this paragraph shall seek to exclude or restrict the liability of the Vendors for fraudulent misrepresentation.

7.18 Nothing in this agreement shall in any way diminish the Purchaser's common law duty to mitigate its loss in respect of the Warranties.

7.19 The Purchaser agrees that it will seek no financial remedy for the breach of the warranties given in clause 10.3 and in paragraphs 8.3.1, 8.3.7, 8.3.8, 8.3.10 and 8.5.3 of the fourth schedule but this provision shall not affect the Purchaser's ability to claim damages (or obtain injunctive relief) for any breach of the undertakings contained in clause 10.2.

8         THE RETENTION
-         -------------

8.1       In this clause:-

          "Claim" means a claim pursuant to this agreement and/or Tax Deed which
          -------
          shall be notified by the Purchaser to the Minority Vendors in accordance with this agreement and/or the Tax Deed prior to the Release Date and which shall specify the amount alleged to be due in respect of it from the Minority Vendors);

          "Escrow Account" means an interest bearing deposit account to be
          ----------------
          opened with National Westminster Bank PLC, 156 Fleet Street, London EC4 in the joint names of the Purchaser's Solicitors and the Vendor's Solicitors which account shall only be operated on the instructions of the authorised signatories from each firm and in accordance with the terms of this agreement and shall be free from any lien charge encumbrance set off or counterclaim (other than as referred to in this clause);

          "Outstanding Claims" means the aggregate of all Claims in respect of
          --------------------
          which at any particular time the Minority Vendors' liability shall not have been finally determined or agreed between the parties;

          "Release Date" means 30 September 2001 any later date permitted
          --------------
          by this clause;

          "Retention" means the sum of (Pounds)273,440 to be retained out of the
          -----------
          Consideration and paid into the Escrow Account and to be dealt with in accordance with this clause or (as the case may be) the balance of such sum from time to time retained pursuant to this clause.

8.2 The Purchaser shall pay the Retention into the Escrow Account at Completion and the Retention shall be dealt with on the terms of this clause.

8.3 The Retention shall be retained in the Escrow Account until the Release Date (subject to any earlier release to the Purchaser in accordance with this clause) but if no Claim shall be made by the Purchaser by the Release Date the Retention shall forthwith be released to the Minority Vendors.

8.4 An amount equal to the extent of the Minority Vendors' liability in respect of a particular Claim (less any amount which the Minority Vendors' shall have paid directly to the Purchaser to discharge or satisfy that Claim) shall be paid to the Purchaser out of the Escrow Account within seven days after the extent of that liability shall have been finally determined or agreed between the parties.

8.5 An amount equal to the Retention (that is, after deducting any amounts paid to the Purchaser pursuant to clause 8.3) less the Outstanding Claims shall be paid to the Minority Vendors on the Release Date; and the balance shall continue to be retained in the Escrow Account.

8.6 Any amount which shall continue to be retained in the Escrow Account after the Release Date pursuant to clause 8.5 shall be dealt with as follows:-

8.6.1 the terms of clause 8.4 shall apply to the extent that the Minority Vendors' liability in respect of any particular Claims shall be finally determined or agreed between the parties from time to time;

8.6.2 within seven days after it shall have been finally determined or agreed between the parties that the Minority Vendors' shall not be liable in respect of a particular Claim (or the Purchaser has agreed to withdraw a Claim in whole or in part) there shall be paid to the Minority Vendors out of the Escrow Account the amount retained on account of that Claim (or the relevant part) or (if less) that part of the Retention as shall exceed the Outstanding Claims for the time being; and

8.6.3 any amount which shall continue to be retained in the Escrow Account after the Release Date in respect of a particular Claim or (if less) that part (if any) of the Retention as shall exceed the Outstanding Claims for the time being shall nevertheless be released to the Minority Vendors twelve months after the Claim shall have been made or (if later) nine months after the Release Date unless the Purchaser shall have commenced legal proceedings in respect of that Claim by the later of those two dates.

8.7 A Claim shall be deemed to be finally decided if and when determined by a court of competent jurisdiction from which there is no appeal or from whose judgment the Minority Vendors' or the Purchaser (as the case may be) do or does not appeal within any applicable time limit.

8.8       For the purposes of this agreement:-

8.8.1 legal proceedings shall not be deemed to have been commenced by the Purchaser unless they have been both issued and served on the Minority Vendors'; and

8.8.2 the amount of the Retention shall not be regarded as imposing any limit on the amount of any proper claims under this agreement or the Tax Deed.

8.9 Any sums paid out of the Escrow Account in accordance with this claim shall be paid together with any interest which shall have accrued on the sums so paid.

8.10 Until paid or released to the Minority Vendors, the Retention shall belong to the Purchaser and the Minority Vendors shall have no interest therein.

8.11 The Minority Vendors and the Purchaser agree to deliver irrevocable instructions to their respective Solicitors in the Agreed Form so as to enable them to deal with the Escrow Account in accordance with the provisions of this clause.

8.12 Any payment of the Retention or any part thereof to the Minority Vendors shall be made to them in the proportions set out in column 4 of part 1 of the first schedule.

8.13 An amount equal to Taxation on interest earned in respect of monies on the Escrow Account shall be paid out of the Escrow Account to any person who shall be liable to any such Taxation liability by the date on which such Taxation shall be first due for payment (unless and to the extent that such monies shall already have been paid to such person) provided that the payee shall have delivered a copy of any tax demand (or other good evidence of the liability) to the other parties.

9         UNDERTAKINGS BY THE VENDORS
-         ---------------------------

9.1 The Vendors undertake to the Purchaser that as soon as possible following Completion they will procure the execution of any document which the Purchaser may reasonably require them to have executed so as to:

9.1.1 vest effectively the beneficial and legal ownership of the Shares in the Purchaser or as it may direct free from all liens, charges, encumbrances and adverse claims;

9.1.2 (for those Vendors who are also Optionholders) release the Company from its obligations to allot and issue shares to those Vendors pursuant to the Options; and

9.1.3     otherwise to give effect to the terms of this agreement.

9.2 The Vendors shall indemnify the Company and the Subsidiaries against all claims which may be made against them by any person whose resignation from office or relinquishment of rights the Vendors may be obliged to procure in order to comply with this agreement by reason of the resignation or removal from office or termination of employment of such person and against all costs incurred by it which are incidental to any such claim.

9.3 The Vendors undertake with the Purchaser that, if and for so long as they remain the registered holders of any of the Shares (or the Options) after Completion, they will hold the Shares and the dividends and other distributions of profits or surplus or other assets in respect of such Shares and all rights arising out of or in connection with them in trust for the Purchaser and will at all times after Completion deal with and dispose of such Shares, dividends, distributions and rights as the Purchaser shall direct and (if so requested by the Purchaser) execute all instruments of proxy or other documents which may be necessary or proper to enable the Purchaser to attend and vote at any meeting of the Company and the Subsidiaries.

9.4 The Vendors undertake to the Purchaser that they shall pay to the Purchaser forthwith on demand an amount equal to any fines or other financial penalties imposed on the Company the Subsidiaries or their officers at any time prior to 30 September 2001 in relation to any contravention of the Consumer Credit Act 1974 or the Data Protection Act 1984 by reason of any act or omission which shall have been committed on or prior to the date of this agreement together with an amount equal to all costs, charges, expenses, liabilities and losses which the Company the Subsidiaries or their officers shall:-

9.4.1 incur in connection with defending any proceedings which shall be brought against it (or them) in relation to such matters; or

9.4.2 suffer as a consequence of having contravened such Acts; and for this purpose there shall be included any loss of profit or material damage to its goodwill and reputation which the Company or the Subsidiaries shall suffer as a consequence of it or its officers having been found guilty of any such contravention or the effects of any penalties or sanctions imposed on it in relation to such contravention;

          provided that the Purchaser shall not be entitled to bring a claim pursuant to this clause in respect of the contravention of a particular provision of the

          Consumer Credit Act 1974 or the Data Protection Act 1984 unless the Purchaser shall have taken all reasonable steps during the first three months after Completion to require the Company to alter its procedures to those which it shall be advised by its solicitors shall comply in all material respects with that provision.

9.5 The Vendors undertake to the Purchaser that they shall pay to the Purchaser forthwith upon demand (subject to such demand being made on or before 30 September 2001 in accordance with the provisions of clause 7.2) an amount equal to the Litigation Excess.

9.5.2     For the purpose of this clause 9.5, "Litigation Excess" means the
                                              -------------------
          amount by which all the claims, penalties, costs, expenses, legal fees and other liabilities arising from all the matters set out in clause
          9.5.3 exceed (Pounds)30,000 in total:-

9.5.3     The matters referred to in this clause 9.5.3 are as follows:-

9.5.3.1 The dispute with Ms Georgina Power relating to the termination of her employment with the Company alleging discrimination on the grounds of sex.

9.5.3.2 The dispute with Sharon Bond relating to the termination of her employment with the Company alleging discrimination on the grounds of sex.

9.5.3.3 The dispute with AA Financial Services and Lombard North Central Plc relating to a series of cheque frauds which took place at the end of 1996 and early 1997.

9.5.3.4   The dispute with Swift Advertising International Limited.

9.5.3.5 The dispute with Kirsty Graham relating to the termination of her employment with the Company alleging unfair dismissal.

9.5.4 The Vendors shall not be entitled to avoid or reduce any liability pursuant to this clause by reason of any matters contained in the Disclosure Letter or any other provisions of this agreement.

10   RESTRICTIONS ON THE MAJORITY VENDORS
--   ------------------------------------

10.1      In this clause:-

          "Business" means the Group's business of First Party Cheque Cashing,
           --------
          Third Party Cheque Cashing, Money Transfers, pawn broking and motor vehicle and general insurance or any part thereof as carried out by the Group at the date of this agreement;

          "directly or indirectly" means (without prejudice to the generality of
           ----------------------
          the expression) either alone or jointly or in partnership with any other person, firm or company or (except as the holder for investment purposes only of securities in any company not exceeding 5 per cent in nominal value of the securities of that class in issue or shares) as the holder of any interest in or as an employee director agent or representative of or consultant to any other person firm or company; and

          "Restriction Period" means the period of 5 years from Completion.
           ------------------

10.2 Each Majority Vendor undertakes to the Purchaser (for itself and for the benefit of the Company and the Subsidiaries) that he will not (other than for and on behalf of the Group) without the prior written consent of the Purchaser directly or indirectly:-

10.2.1 at any time during the Restriction Period, be engaged or concerned or interested or participate in or carry on any business which is the same as or similar to or in competition with the Business within a radius of 5 miles of any of the Properties or within a radius of 5 miles from any other retail premises from which the Company, the Purchaser or any subsidiary of the Company or the Purchaser shall carry on the Business at any time during the Earn Out Period; or

10.2.2 at any time during the Restriction Period, in relation to a business which may in any way be the same as or similar to or in competition with the Business, offer employment to or employ or offer or conclude any contract for services with any person who at any time during the two years before Completion shall have been a director, manager or employee of the Group entitled to emoluments (including commission if any) exceeding the annual rate of (Pounds)15,000; or

10.2.3 at any time during the Restriction Period, knowingly assist any competitor of the Company or any of the Subsidiaries to a material extent in carrying on or developing any business which may in any way be the same as or similar to or in competition with the Business; or

10.2.4 at any time, entice or endeavour to entice any person to breach his contract for services with the Group or the Purchaser;

10.2.5 at any time, (except as required by law) disclose to any person or use for his own benefit (or that of any other person) any information or know-how of a confidential nature concerning and relating to the goodwill of the Group including (without limitation) information and know-how as to procedures, techniques, customers, finances, business policy and expansion or forward planning programmes which he shall have acquired before Completion; or

10.2.6 at any time, falsely represent himself as being connected with or interested in the Group; or

10.2.7 at any time, do or say anything likely or calculated to lead any person, firm or company to withdraw from or cease to continue offering to the Group any rights then enjoyed by it or in any other way to cease to do business or reduce the amount of business it transacts with any member of the Group; or

10.2.8 at any time carry on a business under the name "Cash a Cheque" or any part combination or abbreviation of such name or any similar or other names likely to confuse or mislead any part of the public.

10.3 Each of the Majority Vendors represent and warrant to the Purchaser (for the purpose of justifying the reasonableness of the restrictions contained in clause 10.2) that so far as they are aware

10.3.1 75% of the number of the Company's customers for whom the Group encashed a cheque during the period of 12 months prior to the date of this agreement lived within a radius of 5 miles from the Property at which their cheques were encashed at the time their cheques were encashed by the Group; and

10.3.2 of those 75% of the Company's customers, a substantial number live within a 3 mile radius of that Property.

10.4 Each of the Majority Vendors acknowledge and agree with the Purchaser that:-

10.4.1 each of the sub-clauses contained in clause 10.2 constitutes an entirely separate saveable and independent covenant by and restriction on him;

10.4.2 the duration, extent and application of each of the restrictions contained in clause 10.2 are no greater than is necessary for the protection of the goodwill and trade connections of the Business and the value of the Company; and

10.4.3 if any restriction contained in clause 10.2 shall be found void but would be valid if some part thereof were deleted such restriction shall apply with any such deletion as may be necessary to make it valid and effective.

10.5      The restrictions set out in the clause 10.2 shall not restrict:-

10.5.1 either Paul May, Gordon McLure or Nicholas Cornwall from continuing to hold their current shareholding in Excel Insurance Limited ("Excel")
                                                                      -------
          and from continuing to participate in the management of Excel on the same basis that currently exist; but this clause 10.5.1 is itself subject to the following qualifications, namely:-

10.5.1.1 that, so far as concerns Paul May, this clause 10.5.1 shall be read subject to the terms of his employment with the Company from time to time after Completion; and

10.5.1.2 the scope of Excel's activities continues to be restricted to commercial, general and motor insurance from Milton Keynes; or

10.5.2 membership of the British Cheque Cashers Association and the National Pawnbrokers Association.

11        GUARANTEE
--        ---------

11.1 In consideration of the Vendors entering into this agreement with the Purchaser at the request of the Guarantor (and for other valuable consideration the receipt and sufficiency of which the Guarantor acknowledges), the Guarantor guarantees to the Vendors the due and punctual payment of all monies due by the Purchaser to the Vendors and performance of all the Purchaser's other obligations arising under this agreement.

11.2      The Guarantor's guarantee ("Guarantee") shall constitute a direct
                                     -----------
          primary and unconditional liability to:-

11.2.1 pay on demand to the Vendors any sum or sums which the Purchaser may become liable to pay; or

11.2.2 perform on demand any obligations of the Purchaser arising under this agreement without the need for any claim or recourse on the part of the Vendors against the Purchaser.

11.3      The Guarantee shall not be affected by:-

11.3.1 by any time or indulgence granted to the Purchaser by the Vendors or any variation, act, omission, deed or matter of whatever description whereby the Guarantor as surety only would or might have been released;

11.3.2 by any legal limitation, disability or other circumstances (including for the avoidance of doubt any winding up or cessation of trade) relating to the Purchaser; or

11.3.3 any irregularity, unenforceability or invalidity of any obligations of the Purchaser under this agreement.

11.4 The Guarantee shall be a continuing guarantee and shall remain in force until all the Purchaser's obligations under this agreement have been performed.

12        NATURE OF OBLIGATIONS
--        ---------------------

12.1 Each of the obligations, representations, warranties, indemnities and undertakings entered into or made by or on behalf of any of the parties to this agreement (excluding any obligation fully performed at Completion) shall continue in full force and effect notwithstanding Completion taking place.

12.2 The rights and remedies of the Purchaser in respect of a breach of any provision of this agreement or pursuant to the Tax Deed shall not be affected by Completion.

12.3 Any right or remedy of the Purchaser in respect of a breach of any provision of this agreement shall be in addition and without prejudice to all other rights and remedies of the Purchaser and the exercise or failure to exercise any such right or remedy shall not constitute a waiver or by the Purchaser of that or of any of its other rights or remedies.

12.4.1 None of the rights or obligations referred to in this agreement may be assigned or transferred to any other person without the prior written consent of all the parties to this agreement save as provided in clause 12.4.2.

12.4.2 This agreement shall be personal to the parties to it and may not be assigned by them save that the benefit (but not the burden) of any of its provisions may be assigned by the Purchaser to:-

12.4.2.1  any company (an "associated company") which shall be a subsidiary of
                          --------------------
          the Purchaser or which shall be a holding company of the Purchaser or a subsidiary of such holding company but only for so long as such company remains an associated company of the Purchaser and upon such company ceasing to be an associated company this agreement shall immediately be reassigned to the Purchaser; or

12.4.2.2  the Purchaser's bankers and/or insurers.

12.5 This agreement shall be binding against and be for the benefit of each party's personal representatives or other permitted successors in title.

12.6 Any liability of any of the Vendors to the Purchaser under this agreement or the Tax Deed may in whole or in part be released, compounded or compromised or time or indulgence given by the Purchaser (in its absolute discretion) as regards any of the Vendors without in any way prejudicing or affecting the Purchaser's rights against any of the others of them in respect of the same or a like liability.

13        ANNOUNCEMENTS
--        -------------

          The parties shall procure that an announcement is made in the Agreed Form immediately after Completion and undertake that none of them shall make any other announcement or issue any circular to the press or shareholders (otherwise than as required by law or in accordance with the requirements of any recognised stock exchange) concerning the terms and conditions of this agreement without the text of such announcement or circular first being approved by the other parties (such approval not to be unreasonably withheld or delayed).

14        GENERAL
--        -------

14.1 This agreement together with any other documents which this agreement expressly requires shall be signed shall constitute the entire understanding and agreement between the parties to it in relation to the subject matter of this agreement.

14.2 Any variation of this agreement shall be binding only if it is recorded in a document signed by or on behalf of all the parties to this agreement.

14.3 Each party shall pay its own costs in relation to the negotiations leading up to the sale of the Shares and to the preparation, execution and carrying into effect of this agreement and of all the other documents referred to in it.

14.4      Each of the Vendors hereby irrevocably appoints Luke Johnson, Terence

          Norris and Paul May jointly and severally to be his/its true and lawful attorneys ("Vendors' Representatives") with full power for
                            --------------------------
          him/them and in his/its name or in the names of the Vendors' Representatives and on behalf of the relevant Vendor to do and perform any of the acts and things to be done and performed by the relevant Vendor, to receive any notice to be sent to any one or more of the Vendors and to approve, complete, sign, execute and deliver any and all documents and deeds as the Vendors' Representatives, in their absolute discretion, may think necessary or desirable to be approved, completed, signed, executed or delivered by the relevant Vendor in connection with or relating to any matters relating to this agreement, including, without limitation, to agree to:-

14.4.1 the terms upon which any claim made by the Purchaser under this agreement (whether pursuant to the Warranties or otherwise) or the Tax Deed may be compromised or settled;

14.4.2 the calculation of any payment which may become due to the Vendors in relation to the South Payment or pursuant to the sixth schedule; and

14.4.3 any relaxation or modification of the provisions of paragraph 6 of the sixth schedule or to give any consent required to be given by or on behalf of the Vendors pursuant to that paragraph; and to do or refrain from doing all such further acts and things, and to execute all such agreements, deeds and other documents, as the Vendors' Representatives shall deem necessary or appropriate in connection with any of the transactions or other matters whatsoever contemplated under this agreement.

15        COMMUNICATIONS
--        --------------

15.1 All communications between the parties with respect to this agreement shall be in writing and delivered by hand or sent by pre-paid post, (first class if inland, airmail if overseas) to the address of the addressee as set out in clause 15.3, or to such other address in England as the addressee may from time to time have notified for the purposes of this clause or as specified in clause 16.2. Each of the Vendors agree that any notice sent to the Vendors Representative or the addressee specified in clause 16.2, shall be deemed to be proper and good notice and validly served.

15.2      Communications shall be deemed to have been received:-

15.2.1    if delivered by hand, on the day of delivery;

15.2.2 if sent by first class post, two Business Days after posting exclusive of the day of posting (or five Business Days in the case of a posting to an address outside the United Kingdom).

15.3      Communications to:-

15.3.1 each of the Vendors shall be sent to the Vendors' Representatives, at the addresses set out in this agreement;

15.3.2    the Purchaser shall be sent to the following address:
          Dollar Financial Group Inc., Daylesford Plaza, Suite 210, 1436 Lancaster Avenue, Berwyn, PA 19312 USA
          Fax No: 001 610 296 7844
          Marked for the attention of: Donald Gayhardt.

15.3.3    the Guarantor, shall be sent to the following address:-
          1436 Lancaster Avenue Suite, 210 Berwyn PA 19312 USA
          Fax No: 00 1 610 296 7844
          Marked for the attention of: Donald Gayhardt

15.4 Communications addressed to the Purchaser and the Guarantor shall, at the same time as they are sent to the relevant party be copied to Mr Geoffrey Walters at the Purchaser's Solicitors;

15.5      In proving service:-

15.5.1 by delivery by hand, it shall be necessary only to produce a receipt for the communication signed by or on behalf of the addressee; and

15.5.2 by post, it shall be necessary only to prove that the communication was contained in an envelope which was duly addressed and posted in accordance with this clause.

16        PROPER LAW
--        ----------

16.1 This agreement shall be governed by English Law and the parties irrevocably submit to the exclusive jurisdiction of the English Courts.

16.2 Each of the Vendors irrevocably nominates and instructs all and any of the Vendors' Representatives and each of the Purchaser and the Guarantor irrevocably nominates and instructs the Purchaser's Solicitors to receive service of any notice or proceedings required to be served upon or given to them or any of them pursuant to this agreement.

FIRST SCHEDULE
--------------

PART 1
------

THE VENDORS
-----------

Majority Vendors
----------------
Column 1              Column 2                      Column 3        Column 4     Column 5       Column 6               Column 7
--------              --------                      --------        --------     --------       -----------            ---------
Name and address      Number of Shares held         Proportion of   Proportion   Proportion of  Proportion of          Proportion of
                                                    Consideration   of the       the Second     Consideration          liability for
                      A Shares  B Shares  Options   receivable at   Retention    and Third      receivable, expressed  a Breach of
                                                    Completion      receivable   Instalments    as a percentage of     warranty
                                                                                 receivable     total consideration
                                                                                                received and
                                                                                                receivable by the
                                                                                                Majority Vendors
Johnson, Luke Oliver  115,942          -   48,309     4.624258%      Nil           4,288778%      7.2931606%              4.62425%
28 Monmouth Road
London
W2 4UT

Cornwell,             302,469     74,074   24,154    15.018129%      Nil          13.928595%     23.6858824%            15.018129%
Nicholas Grant
Allerton House
Green Lane
Isham
Kettering
Northants
NN4 1HP

Column 1              Column 2                      Column 3        Column 4     Column 5       Column 6               Column 7
--------              --------                      --------        --------     --------       -----------            ---------
Name and address      Number of Shares held         Proportion of   Proportion   Proportion of  Proportion of          Proportion of
                                                    Consideration   of the       the Second     Consideration          liability for
                      A Shares  B Shares  Options   receivable at   Retention    and Third      receivable, expressed  a Breach of
                                                    Completion      receivable   Instalments    as a percentage of     warranty
                                                                                 receivable     total consideration
                                                                                                received and
                                                                                                receivable by the
                                                                                                Majority Vendors
Cornwell, Jacqueline   30,864          -        -    1.230987%      Nil           1.141681%      1.9414544%             1.230987%
Allerton House
Green Lane
Isham
Kettering
Northants KN4 1HP

May, Paul Edward      244,470     74,074   30,864   12.704884%      Nil          11.783171%     20.0375408%            12.704884%
Poplars Farm
High Street
Shutlanger
Towcester
Northants NN12 8SQ

May, Katherine         30,864          -        -    1.230987%      Nil           1.141681%      1.9414544%             1.230987%
 Louise
Poplars Farm
High Street
Shutlanger Towcester
Northants
NN12 8SQ

Column 1              Column 2                      Column 3        Column 4     Column 5       Column 6               Column 7
--------              --------                      --------        --------     --------       -----------            ---------
Name and address      Number of Shares held         Proportion of   Proportion   Proportion of  Proportion of          Proportion of
                                                    Consideration   of the       the Second     Consideration          liability for
                      A Shares  B Shares  Options   receivable at   Retention    and Third      receivable, expressed  a Breach of
                                                    Completion      receivable   Instalments    as a percentage of     warranty
                                                                                 receivable     total consideration
                                                                                                received and
                                                                                                receivable by the
                                                                                                Majority Vendors
McLure, Gordon         294,691    74,074   24,154    14.707910%     Nil          13.640882%     23.1966190%            14.707910%
Stuart  Douglas
"The Bails"
Boughton Hall
Boughton
Northampton
NN2 8SQ

Norris, Terence John    46,088         -   30,864     1.838185%     Nil           1.704828%      2.8990977%             1.838185%
Woodlands
Dukes Covert
Bagshot
Surrey
GU19 5HU

Norris, Gillian         50,000         -        -     1.994212%     Nil           1.849536%      3.1451763%             1.994212%
Woodlands
Dukes Covert
Bagshot
Surrey
GU19 5HU

Column 1          Column 2                       Column 3       Column 4    Column 5           Column 6              Column 7
--------          --------                       --------       --------    --------           --------              --------
Name and address  Number of Shares held          Proportion of  Proportion  Proportion of the  Proportion of         Proportion of
                                                 Consideration  of the      Second and Third   Consideration         liability for a
                  A Shares   B Shares  Options   receivable at  Retention   Instalments        receivable, expressed Breach of
                                                 Completion     receivable  receivable         as a percentage of    warranty.
                                                                                               the total
                                                                                               consideration
                                                                                               received and
                                                                                               receivable by the
                                                                                               Majority Vendors
Osborne, Anthony  46,376     -         -         1.849671%      Nil         1.715481%          2.9172139%            1.849671%
35 Western Drive
Hanslope
Milton Keynes
Buckinghamshire
MK19 7LB

Ripley, Beverley  92,788     -         24,154    3.700778%      Nil         3.432295%          5.8366924%            3.700778%
 William Deacon
Blackmoor Farm
Ockham Lane
Cobham
Surrey
KT11 1LZ

Ripley Brigitte    3,300     -         -         0.131618%      Nil         0.122069%          0.2075816%            0.131618%
William Deacon
Blackmoor Farm
Ockham Lane
Cobham
Surrey
KT11 1LZ

Salkeld, Ian     109,662     -         28,865    4.373783%      Nil         4.056476%          6.8981265%            4.373783%

Column 1          Column 2                       Column 3       Column 4    Column 5           Column 6              Column 7
--------          --------                       --------       -------     -------            -------               --------
Name and address  Number of Shares held          Proportion of  Proportion  Proportion of the  Proportion of         Proportion of
                                                 Consideration  of the      Second and Third   Consideration         liability for a
                  A Shares   B Shares  Options   receivable at  Retention   Instalments        receivable, expressed Breach of
                                                 Completion     receivable  receivable         as a percentage of    warranty.
                                                                                               the total
                                                                                               consideration
                                                                                               received and
                                                                                               receivable by the
                                                                                               Majority Vendors
30 Felstead Road
Wanstead
London
E11 2QJ

Majority Vendors
Total:            ---------  -------   -------
                  1,367,514  222,222   211,364
                  ---------  -------   -------

The Minority Vendors
--------------------

Column 1            Column 2                Column 3        Column 4    Column 5           Column 6               Column 7
--------            --------                --------        --------    --------           --------               --------
Name and address    Number of Shares        Proportion of   Proportion  Proportion of the  Proportion of          Proportion of
                    held                    Consideration   of the      Second and Third   Consideration          liability for a
                                            receivable at   Retention   Instalments        receivable, expressed  breach of
                                            Completion      receivable  receivable         as a percentage of     warranty
                                                                                           the total
                                                                                           consideration
                                                                                           received and
                                                                                           receivable by the
                                                                                           Minority Vendors
AIB Nominees        57,728 "A"              2.302437%       6.619432%       2.135400%      6.619432%              2.302437%
(Jersey) Limited    Ordinary Shares
AIB House
PO Box 468
Grenville Street
St Helier
Jersey JE4 8WT
Channel Islands

Askham, Francis Guy 25,000 "A"              0.997106%       2.866647%       0.924768%      2.866647%              0.997106%
Lewis               Ordinary Shares
Charter Court
Third Avenue
Southampton
Hampshire SO15 0AP

Column 1          Column 2                       Column 3       Column 4    Column 5           Column 6              Column 7
--------          --------                       --------       --------    --------           --------              --------
Name and address  Number of Shares held          Proportion of  Proportion  Proportion of the  Proportion of         Proportion of
                                                 Consideration  of the      Second and Third   Consideration         liability for a
                                                 receivable at  Retention   Instalments        receivable, expressed breach of
                                                 Completion     receivable  receivable         as a percentage of    warranty
                                                                                               the total
                                                                                               consideration
                                                                                               received and
                                                                                               receivable by the
                                                                                               Minority Vendors
Avrocet Trading   77,295 "A"                     3.082852%      8.863099%   2.859197%          8.863099%             3.082852%
Company Limited   Ordinary Shares
PO Box 182
Channel House
Forest Lane
St Peter Port
Guernsey GY1 2NF
Channel Islands

Brosnan, Timothy  50,000 "A"                     1.994212%      5.733294%   1.849536%          5.733294%             1.994212%
8 Burcote         Ordinary Shares
Walton on Thames
Surrey
KT13 0HG

Column 1          Column 2                    Column 3       Column 4    Column 5           Column 6                Column 7
--------          --------                    --------       --------    --------           --------                --------
Name and address  Number of Shares held       Proportion of  Proportion  Proportion of the  Proportion of           Proportion of
                                              Consideration  of the      Second and Third   Consideration           liability for a
                                              receivable at  Retention   Instalments        receivable, expressed   breach of
                                              Completion     receivable  receivable         as a percentage of      warranty
                                                                                            the total
                                                                                            consideration
                                                                                            received and
                                                                                            receivable by the
                                                                                            Minority Vendors
Chard, Brian      7,776 "A"                   0.3101410%     0.891642%   0.287640%          0.891642%               0.310140%
2 Smithy Lane     Ordinary Shares
Lower Kingswood
Surrey KT20 6PT

Clarke, Leslie    3,912 "A"                   0.156027%      0.448573%   0.144708%          0.448573%               0.156027%
Balsoon House     Ordinary Shares
Bective Havan
Co Meath Eire

Cooper, Carola    26,932 "A"                  1.074162%      3.088182%   0.996234%          3.088182%               1.074162%
Edington Priory   Ordinary Shares
near Westbury
Wiltshire BA13
4QR

Column 1          Column 2                       Column 3       Column 4    Column 5           Column 6              Column 7
--------          --------                       --------       --------    --------           --------              --------
Name and address  Number of Shares held          Proportion of  Proportion  Proportion of the  Proportion of         Proportion of
                                                 Consideration  of the      Second and Third   Consideration         liability for a
                                                 receivable at  Retention   Instalments        receivable,           breach of
                                                 Completion     receivable  receivable         expresse as a         warranty
                                                                                               percentage of
                                                                                               the total
                                                                                               consideration
                                                                                               received and
                                                                                               receivable by the
                                                                                               Minority Vendors
Cooper, Rupert    26,932 "A"                     1.704162%      3.088182%   0.996234%          3.088182%             1.074162%
Edington Priory   Ordinary Shares
near Westbury
Wiltshire
BA13 4QR

Fell, Robin       15,000 "A"                     0.598264%      1.719988%   0.554861%          1.719988%             0.598264%
348 Goldhawk      Ordinary Shares
Road
Hammersmith
London
W6 0XF

Column 1            Column 2               Column 3       Column 4    Column 5           Column 6              Column 7
--------            --------               --------       --------    --------           --------              --------
Name and address    Number of              Proportion of  Proportion  Proportion of the  Proportion of         Proportion of
                    Shares held            Consideration  of the      Second and Third   Consideration         liability for a
                                           receivable at  Retention   Instalments        receivable, expressed breach of
                                           Completion     receivable  receivable         as a percentage of    warranty
                                                                                         the total
                                                                                         consideration
                                                                                         received and
                                                                                         receivable by the
                                                                                         Minority Vendors
Free, Conrad        24,662 "A"             0.983625%      2.827890%   0.912265%          2.827890%             0.983625%
Barnes Green House  Ordinary Shares
43 Church Road
London
SW13 9HQ

Fynes, Sharon       15,000 "A"             0.598264%      1.719988%   0.554861%          1.719988%             0.598264%
c/o Elgin Capital   Ordinary Shares
Ltd
19 Elgin Road
Ballsbridge
Dublin 4
Eire

Column 1                Column 2               Column 3           Column 4        Column 5        Column 6          Column 7
--------                --------               --------           ---------       ---------       --------          --------
Name and address        Number of Shares held  Proportion of      Proportion of   Proportion of   Proportion of     Proportion of
                                               Consideration      the Retention   the Second      Consideration     liability for
                                               receivable at      receivable      and Third       receivable,       a breach of
                                               Completion                         Instalments     expressed as a    warranty
                                                                                  receivable      percentage of the
                                                                                                  total
                                                                                                  consideration
                                                                                                  received and
                                                                                                  receivable by the
                                                                                                  Minority Vendors
Kilduff, Martin         100,000 "A"            3.988423%         11.466588%       3.699072%       11.466588%         3.988423%
Anthony                 Ordinary Shares
c/o Elgin Capital Ltd
19 Elgin Road
Ballsbridge
Dublin 4
Eire

The Royal Bank of       30,000 "A"             1.196527%          3.439976%       1.109721%        3.439976%         1.196527%
Scotland Trust          Ordinary Shares
Company (IOM)
Limited.
As Trustees of the
Amoeba Fund.
PO Box 151
Victoria House
Prospect Hill
Douglas Isle of Man

Column 1             Column 2         Column 3         Column 4        Column 5         Column 6                       Column 7
--------             --------         --------         --------        ---------        --------                       ---------
Name and address     Number of        Proportion of    Proportion of   Proportion of    Proportion of Consideration    Proportion
                     Shares held      Consideration    the Retention   the Second and   receivable, expressed as a     of liability
                                      receivable at    receivable      Third            percentage of the total        for a breach
                                      Completion                       Instalments      consideration received and     of warranty
                                                                       receivable       receivable by the Minority
                                                                                        Vendors
Hansa, Umradia       3,864 "A"        0.154113%        0.443069%       0.142932%        0.443069%                      0.154113%
4 Virginia Close     Ordinary Shares
High Point
Luton
Bedfordshire
LU2 7LX

Continental Assets   3,864 "A"        0.154113%        0.443069%       0.142932%        0.443069%                      0.154113%
& Securities         Ordinary Shares
Limited
4 BIS
Louis Larcher
Beaubassin
Mauritius

Column 1             Column 2         Column 3          Column 4         Column 5          Column 6         Column 7
--------             --------         --------          --------         --------          --------         --------
Name and address     Number of        Proportion of     Proportion of    Proportion of     Proportion of    Proportion of
                     Shares held      Consideration     the Retention    the Second and    Consideration    liability for a
                                      receivable at     receivable       Third             receivable,      breach of
                                      Completion                         Instalments       expressed as     warranty
                                                                         receivable        a percentage
                                                                                           of the total
                                                                                           consideration
                                                                                           received and
                                                                                           receivable by
                                                                                           the Minority
                                                                                           Vendors
Glenross              3,864 "A"       0.154113%         0.443069%        0.142932%         0.443069%         0.154113%
International        Ordinary
Limited              Shares
Centurion House
PO Box 702
Berisford Street
St Helier
Jersey
Channel Islands

Valmet Isle of Man   50,000 "A"       1.994212%         5.733294%        1.849536%         5.733294%         1.994212%
Limited              Ordinary
Valmet House         Shares
Summerhill
Business Park
Victoria Road
Douglas
Isle of Man
IM1 2PT

Column 1                Column 2           Column 3         Column 4       Column 5         Column 6                 Column 7
--------                --------           --------         --------       --------         --------                 --------
Name and address        Number of Shares   Proportion of    Proportion of  Proportion of    Proportion of            Proportion of
                        held               Consideration    the Retention  the Second       Consideration            liability for a
                                           receivable at    receivable     and Third        receivable, expressed    a breach of
                                           Completion                      Instalments      as a percentage of       warranty
                                                                           receivable       the total
                                                                                            consideration
                                                                                            received and
                                                                                            receivable by the
                                                                                            Minority Vendors
Horsford Limited        350,270 "A"        13.970251%       40.164018%     12.956738%       40.164018%               13.970251%
c/o Edwards & Hartley   Ordinary Shares
PO Box 237
Peregrine House
Peel Road
Douglas
Isle of Man
IM99 1SU

Minority
Shareholders Total:     872,099
                        -------

FIRST SCHEDULE
--------------
PART 2
------
OPTIONS             PLEASE COMPLETE
-------

Column 1               Column 2                        Column 4        Column 5        Column 6          Column 7
--------               --------                        --------        --------        --------          --------
Optionholder           Number of                       Option Price    Special Terms   Proportion of     Proportion of the
                       Options to                      (Pounds)                        Consideration     Second and Third
                       subscribe "A"                                                   receivable at     Instalments
                       ordinary                                                        Completion        receivable
                       shares in the
                       Company


Paul May               30,864                                          None            0.231480%         1.141680%

Terence Norris         30,864                                          None            0.231480%         1.141680%

Nicholas               24,154                                          None            0.181155%         0.893474%

Cornwell

Gordon McLure          24,154                                          None            0.181155%         0.893474%

Beverley Ripley        24,154                                          None            0.181155%         0.893474%

Luke Johnson           48,309                                          None            0.362318%         1.786985%

Lee Dakin               4,026                                          None            0.030195%         0.148925%

Andrew McLure           4,026                                          None            0.030195%         0.148925%

Evelyn Jowett           4,026                                          None            0.030195%         0.148925%

Ashley McLure           4,026                                          None            0.030195%         0.148925%

Column 1               Column 2                        Column 4        Column 5        Column 6         Column 7
--------               --------                        ---------       --------        --------         --------
Optionholder           Number of                       Option Price    Special Terms   Proportion of    Proportion of the
                       Options to                      (Pounds)                        Consideration    Second and Third
                       subscribe "A"                                                   receivable at    Instalments
                       ordinary shares                                                 Completion       receivable
                       in the Company

Vincent Way              4,026                                         None            0.030195%        0.148925%
Lynne Freeman            4,026                                         None            0.030195%        0.148925%
Wendy Todd               2,000                                         None            0.015000%        0.073981%
Lindsey Hinds            4,026                                         None            0.030195%        0.148925%
Ian Salkeld             28,865                                         None            0.216487%        1.067737%
Total Options          241,546
                       -------

SECOND SCHEDULE
---------------
PART 1
------
THE COMPANY
-----------
Registered number:-           3449905


Date of Incorporation:-       14 October 1997



Incorporated under the Companies Act 1985



Registered Office:-           1 & 2 Regent Square
                              Northampton
                              Northamptonshire
                              NN1 2NQ



Authorised Capital:-          (Pounds)285,000 representing 2,627,778 "A"
                              Ordinary Shares of 10p each and 222,222 "B"
                              Ordinary Shares of 10p each

Issued Capital:-              2,239,613 "A" Ordinary Shares of 10p each and
                              222,222 "B" Ordinary Shares of 10p each


Shareholders:-                AIB Nominees (Jersey) Limited - 57,728 "A"
                              Ordinary Shares
                              Askham, Francis - 25,000 "A" Ordinary Shares
                              Avrocet Trading Company Limited - 77,295 "A"
                              Ordinary Shares
                              Brosnan, Timothy - 50,000 "A" Ordinary Shares
                              Chard, Brian - 7,776 "A" Ordinary Shares
                              Clarke, Leslie - 3,912 "A" Ordinary Shares
                              Cooper, Carola - 26,932 "A" Ordinary Shares
                              Cooper, Rupert - 26,932 "A" Ordinary Shares
                              Cornwell, Nicholas Grant - 302,469 "A" Ordinary
                              Shares
                              Cornwell, Jacqueline - 30,864 "A" Ordinary Shares
                              Fell, Robin - 15,000 "A" Ordinary Shares
                              Free, Conrad - 24,662 "A" Ordinary Shares
                              Fynes, Sharon - 15,000 "A" Ordinary Shares
                              Horsford Limited c/o Edwards & Hartley - 350,270
                              "A" Ordinary Shares
                              Johnson, Luke Oliver - 115,942 "A" Ordinary Shares

                              Kilduff, Martin Anthony - 100,000 "A" Ordinary Shares
                              May, Paul Edward - 244,470 "A" Ordinary Shares May, Katherine Louise - 30,864 "A" Ordinary Shares McLure, Gordon - 294,691 "A" Ordinary Shares Norris, Terence John - 46,088 "A" Ordinary Shares Norris, Gillian - 50,000 "A" Ordinary Shares Osborne, Anthony - 46,376 "A" Ordinary Shares Ripley, Beverley - 92,788 "A" Ordinary Shares Ripley, Brigitte - 3,300 "A" Ordinary Shares Salkeld, Ian - 109,662 "A" Ordinary Shares
                              The Royal Bank of Scotland Trust Company (IOM) Limited -30,000 "A" Ordinary Shares
                              Umradia, Hansa - 3,864 "A" Ordinary Shares
                              Continental Assets & Securities Limited - 3,864 "A" Ordinary Shares
                              Glenross International Limited - 3,864 "A"
                              Ordinary Shares
                              Valmet Isle of Man Limited - 50,000 "A" Ordinary Shares
                              Cornwell, Nicholas Grant - 74,074 "B" Ordinary Shares
                              May, Paul Edward - 74,074 "B" Ordinary Shares McLure, Gordon - 74,074 "B" Ordinary Shares


Directors:-                   Paul Edward May
                              Terence John Norris
                              Ian Salkeld


Secretary:-                   Ian Salkeld


Accounting Reference Date:-   30 June


Subsisting Mortgages and Charges:-  Mortgage Debenture in favour of NatWest Bank created on 14/1/1999 and registered on
                                    01/02/1999 securing all monies due or to become due from the Company to the chargee on any account whatsoever by way of a specific equitable charge over all freehold and leasehold properties and/or the proceeds of sale thereof, fixed and floating charges over undertaking and all property and assets present and future including goodwill, book debts and the benefits of any licences.

Part 2
------
THE SUBSIDIARIES
----------------
Name:                         Cash a Cheque Great Britain Limited

Registered number:-           3366658

Date of Incorporation:-       7 May 1997

Incorporated under the Companies Act 1985

Registered Office:-           1 & 2 Regent Square
                              Northampton
                              Northamptonshire
                              NN1 2NQ

Authorised Capital:-          100,000 ordinary shares of (Pounds)1 each

Issued Capital:-              100,000 ordinary Shares of (Pounds)1 each

Shareholders:-                Cash a Cheque Holdings Great Britain Limited:
                              100,000 ordinary shares

Directors:-                   Paul Edward May
                              Terence John Norris
                              Ian Salkeld

Secretary:-                   Ian Salkeld

Accounting Reference Date:-   30 June

Subsisting Mortgages and Charges:-  Mortgage Debenture in favour of NatWest Bank created on 14/1/1999 and registered on
                                    29/01/1999 securing all monies due or to become due from the Company to the chargee on any account whatsoever by way of a specific equitable charge over all freehold and leasehold properties and/or the proceeds of sale thereof, fixed and floating charges over undertaking and all property and assets present and future including goodwill, book debts and the benefits of any licences.

Name:                         C.C. Financial Services Limited


Registered number:-           3492581


Date of Incorporation:-       14 January 1998


Incorporated under the Companies Act 1985


Registered Office:-           1 & 2 Regent Square
                              Northampton
                              Northamptonshire
                              NN1 2NQ


Authorised Capital:-          1,000 shares of (Pounds)1 each


Issued Capital:-              2 shares of (Pounds)1 each


Shareholders:-                Cash a Cheque Holdings Great Britain Limited: 2
                              shares of (Pounds)1 each


Directors:-                   Paul Edward May
                              Terence John Norris


Secretary:-                   Ian Salkeld


Accounting Reference Date:-   30 June


Subsisting Mortgages and Charges:- None

Name:                         A.E. Osborne & Sons Limited


Registered number:-           508233


Date of Incorporation:-       23 May 1952



Incorporated under the Companies Act 1948



Registered Office:-           1 & 2 Regent Square
                              Northampton
                              NN1  2NQ


Authorised Capital:-          250,000 ordinary shares of (Pounds)1 each


Issued Capital:-              9,000 ordinary shares of (Pounds)1 each


Shareholders:- Cash a Cheque Holdings Great Britain Limited: 9,000 ordinary shares

Directors:-                   Paul Edward May
                              Anthony Stuart Osborne
                              Ian Salkeld

Secretary:-                   Anthony Stuart Osborne


Accounting Reference Date:-   30 June


Subsisting Mortgages and Charges:-1. Single debenture created on 6.1.1988 for all monies due or to become due from the Company to the chargee on any account whatsoever, by way of a fixed and floating charge over the undertaking and all property and assets present and future including goodwill bookdebts uncalled capital buildings fixtures fixed plant and machinery in favour of Lloyds Bank PLC.

                                 2.  Mortgage created on 27/9/1989 for all
                                     monies due or to become due from the
                                     Company to the chargee on any account
                                     whatsoever, over the freehold property t/a or being 1 & 2 Regent Square, Northampton and all buildings and fixtures and a floating charge over all movable plant machinery implements utensils furniture and equipment and an assignment of the goodwill (if any) in favour of Lloyds Bank PLC.

                                3. Mortgage debenture created 14/1/1999 for all monies due or to become due from the Company to the chargee on any account whatsoever by way of a specific equitable charge over all freehold and leasehold properties and/or the proceeds of sale thereof, fixed and floating charges over undertaking and all property and assets present and future including Goodwill, bookdebts and the benefits of any licences in favour of National Westminster Bank Plc.

Name:                         Cash a Cheque (GB) Limited

Registered number:-           3078447

Date of Incorporation:-       11 July 1995


Incorporated under the Companies Act 1985


Registered Office:-           1 & 2 Regent Square
                              Northampton
                              Northamptonshire
                              NN1  2NQ


Authorised Capital:-          (Pounds)122,222.20 divided into 1,000,000 "A"
                              Ordinary Shares of (Pounds)0.10 and 222,222 "B"
                              Ordinary Shares of (Pounds)0.10

Issued Capital:-              1,000,000 "A" Ordinary Shares of (Pounds)0.10 and
                              222,222 "B" Ordinary Shares of (Pounds)0.10

Shareholders:-                Cash a Cheque Holdings Great Britain Limited,
                              holds 1,000,000 "A" Ordinary Shares of
                              (Pounds)0.10 and 222,222 "B" Ordinary Shares of
                              (Pounds)0.10.

Directors:-                   Paul Edwards May
                              Terence John Norris
                              Ian Salkeld

Secretary:-                   Ian Salkeld

Accounting Reference Date:-   30 June

Subsisting Mortgages and Charges:- Mortgage debenture created on 5/3/1997 for all monies due or to become due from the Company to the chargee on any account whatsoever by way of a specific equitable charge over all freehold and leasehold properties and/or the proceeds of sale thereof, fixed and floating charges over undertaking and all property and assets present and future including goodwill, bookdebts, and the benefits of any licences in favour of National Westminster Bank Plc.

THIRD SCHEDULE
--------------
THE PROPERTIES
--------------

----------------------------------------------------------------------
1.   240 Dalton Road Barrow in Furness LA4 1PN
----------------------------------------------------------------------
2.   412 Woodstock Road Belfast BT6 9DQ
----------------------------------------------------------------------
3.   107 Royal Avenue Belfast Central BT
----------------------------------------------------------------------
4.   Ground Floor and Basement, 429 Bethnal Green Road Bethnal Green
     London E2 0AN
----------------------------------------------------------------------
5.   210 Broadway Bexleyheath DA6 7BD
----------------------------------------------------------------------
6.   95 High Street Kings Heath Birmingham B14 7BW
----------------------------------------------------------------------
7.   8 Penn Street Bristol BS1 3AN
----------------------------------------------------------------------
8.   207 High Street Bromley BR1 1NY
----------------------------------------------------------------------
9.   76 Regent Street Cambridge CB2 1DP
----------------------------------------------------------------------
10.  3 West Tower Street Carlisle CA3 8QT
----------------------------------------------------------------------
11.  13 Duke Street Chelmsford Essex CM1 1HL
----------------------------------------------------------------------
12.  35 Queen Street Colchester CO1 2PQ
----------------------------------------------------------------------
13.  57 Corporation Street Coventry CV1 1ER
----------------------------------------------------------------------
14.  86 St Sepulchre Gate Doncaster DN1 1SD
----------------------------------------------------------------------
15.  6, The Spot Osmaston Road Derby DE1 2JE
----------------------------------------------------------------------
16.  149 Sidwell Street Exeter EX4 6RT
----------------------------------------------------------------------
17.  6 Grosvenor House Station Road Gloucester GL1 1SZ
----------------------------------------------------------------------
18.  11 Commercial Road Hereford HR1 2BB
----------------------------------------------------------------------
19.  10 Northgate Street Ipswich IP1 3BZ
----------------------------------------------------------------------
20.  27/28 Silver Street Lincoln LN2 1EW
----------------------------------------------------------------------
21.  78 Charles Street Leicester LE1 1FB
----------------------------------------------------------------------
22.  9 Antrim Street Lisburn
----------------------------------------------------------------------
23.  2 - 4 Palace Avenue and 8 Lower Store Street Maidstone Kent
     ME15 6NF
----------------------------------------------------------------------
24.  Ground Floor Shop,11 London Road Morden Surrey SM4 5HT
----------------------------------------------------------------------
25.  28 Bridge Street Newport Gwent NP9 4AM
----------------------------------------------------------------------
26.  88b Wellingborough Road Northampton NN1 4DP
----------------------------------------------------------------------
27.  8A Castle Meadow Norwich NR1 3DE
----------------------------------------------------------------------
28.  50 Friar Lane Nottingham NG1 6DQ
----------------------------------------------------------------------
29.  131-133 Bowes Road Palmers Green London N13 4SB
----------------------------------------------------------------------
30.  Ground Floor, 383 Lincoln Road Peterborough PE1 2PF
----------------------------------------------------------------------
31.  Ground Floor, 11/12 Gun Street Reading RG1 2JR
----------------------------------------------------------------------
32.  Unit 10 Metropolitan Parade Effingham Square Rotherham S65 1AT
----------------------------------------------------------------------
33.  Ground Floor, 68 Church Street Rugby CV21 3PT
----------------------------------------------------------------------
34.  61 Old Hall Street Hanley Stoke on Trent ST1 3AU
----------------------------------------------------------------------
35.  135 Palmerston Road Walthamstow London E17 6PY
----------------------------------------------------------------------
36.  153 High Street Waltham Cross EN8 7AP
----------------------------------------------------------------------
37.  Unit 1, Trafalgar House, Market Street Wolverhampton WV1 3AE
----------------------------------------------------------------------

----------------------------------------------------------------------
38.  61 The Tything Worcester WR1 1JT
----------------------------------------------------------------------
39.  Shop 3, 30-32 Princes Street Yeovil BA20 1EQ
----------------------------------------------------------------------
40.  41 Micklegate York YO1 6JH
----------------------------------------------------------------------
41.  185 North Street East Ham London E6 1JB
----------------------------------------------------------------------
42.  280 High Street Sutton Surrey SM1 1PG
----------------------------------------------------------------------
43.  35 Castle Street Shrewsbury Shrops SY1 2BW
----------------------------------------------------------------------
44.  1141 Warwick Road Acocks Green, Birmingham B27 6RA
----------------------------------------------------------------------
45.  Station Approach High Road Streatham London
----------------------------------------------------------------------
46.  28 St John's Hill Clapham London
----------------------------------------------------------------------
47.  1-2 Regent Square, Northampton NN1 2NQ
----------------------------------------------------------------------

FOURTH SCHEDULE
---------------
WARRANTIES
----------
Part 1
------
GENERAL
-------

1.1       The Vendors
          -----------

1.1.1 The Vendors are the beneficial and legal owners of the Shares (or the holders of the Options, as the case may be) as set out in the first schedule and are entitled to sell the Shares to the Purchaser (or release the Company from its obligations to alert and issue shares pursuant to the Options) free from all liens charges and encumbrances without the consent of any third party.

1.1.2 Each of the Vendors have full power and authority to enter into this agreement and the other documents to be executed in connection with it, all of which constitute (or will when executed constitute) legal and valid binding obligations on them enforceable in accordance with their respective terms.

1.1.3 No bankruptcy order has been made in respect of any of the Vendors or a petition for such an order presented.

1.1.4 No application has been made in respect of any of the Vendors for an interim order under section 253 Insolvency Act 1986.

1.1.5 None of the Vendors is unable to pay any debt as that expression is defined in section 268 Insolvency Act 1986.

1.1.6 No person has been appointed by the court to prepare a report in respect of any of the Vendors under section 273 Insolvency Act 1986.

1.1.7 No interim receiver has been appointed of the property of any of the Vendors under section 286 Insolvency Act 1986.

1.1.8     None of the Majority Vendors:-

1.1.8.1   has ever been disqualified from acting as a director of any company;
          or

1.1.8.2 has ever been prosecuted for any offence (other than an offence under the Road Traffic Acts for which a custodial sentence could not be
                                                                     ---
          imposed).

1.2       The Shares
          ----------

          The Shares constitute the whole of the issued and allotted share capital of the Company and are fully paid or credited as fully paid.

1.3       Accuracy of Disclosure Letter
          -----------------------------

          All statements of fact and information contained or referred to in and all documents annexed to the Disclosure Letter are true, complete and accurate and not misleading, all statements of opinion in the Disclosure Letter have been made after due and careful enquiry and are reasonably believed to be correct and nothing has been omitted from the Disclosure Letter which renders any of such statements incomplete, inaccurate or misleading.

1.4       Licences to purchase shares
          ---------------------------

          All necessary licences, authorisations, orders, grants, consents, permissions and approvals to the purchase of the Shares by the Purchaser have been obtained and remain in full force and effect and there are no circumstances which indicate that any of such licences, authorisations, orders, grants, consents, permissions or approvals may be revoked or not renewed, in whole or in part.

1.5       City Code
          ---------

          The Panel on Takeovers and Mergers ("Panel") has confirmed to the
                                               -----
          Vendors that the Panel does not consider the City Code on Takeovers and Mergers to be applicable to the sale and purchase pursuant to this agreement.

1.6       Applicability of Warranties to the Subsidiaries
          -----------------------------------------------

          Each of the representations and warranties set out in this schedule applies (where the context so permits) in relation to each of the Subsidiaries as it applies to the Company.

Part 2
------

THE COMPANY
-----------

2.1       The Company
          -----------

2.1.1 The Company is a private company limited by shares incorporated in England and the information set out in the second schedule is correct.

2.1.2 The Group's sole business is that of First Party Cheque Cashing, Third Party Cheque Cashing, Money Transfers, pawn broking, the sale of mobile telephones, prepaid telephone cards, retail jewellery sales, jewellery repairs and motor vehicle and general insurance and it has never carried on any other business.

2.2       Subsidiaries etc
          ----------------

2.2.1 The Subsidiaries are private companies limited by shares and incorporated in England, the Company or (where applicable) a Subsidiary is the sole beneficial owner of all the issued or allotted shares of the Subsidiaries, all such shares are fully paid or credited as fully paid and the information set out in part 2 of the second schedule is correct.

2.2.2 Save for the Subsidiaries the Company does not have, never has had and has not agreed to acquire any subsidiaries or subsidiary undertakings; nor is it or ever been and has not agreed to become the legal or beneficial owner of any share or loan capital of any company; and nor does the Company control or take part in the management of any other company or business organisation and it has never done so or agreed to do so.

2.3       Directors
          ---------

          The Company and the Subsidiaries do not have any directors, shadow directors or alternate or associate directors other than the persons listed in the second schedule.

2.4       Trading names etc
          -----------------
          The Company uses (and during the past three years has used) no name other than its corporate name for any purpose;

2.5       Agents
          ------

2.5.1 No person is authorised to act as agent for the Company or to bind the Company otherwise than the directors of the Company acting as the Board and certain employees who have authority to enter into routine trading contracts in the normal course of their duties.

2.5.2 There are no powers of attorney given by the Company which are in force.

2.6       Share capital
          -------------

2.6.1 Since the Balance Sheet Date, no share or convertible securities of the Company (or any rights or interests therein) have been created, allotted or issued or agreed to be created, allotted or issued.

2.6.2 The details in part 2 of the first schedule relating to the Options are correct and there are no other outstanding rights to call for the creation, allotment, issue, transfer or conversion at any time of any share or loan capital of the Company

          (or any rights or interests therein).

2.6.3 No shares in the capital of the Company have been issued and no transfer of shares in the capital of the Company has been registered otherwise than in accordance with the Articles of Association of the Company from time to time in force and all such transfers have been duly stamped.

2.7       First Party Cheque Cashing
          --------------------------

          The Disclosure Letter contains an accurate and detailed analysis of the procedures followed by the Company in relation to First Party Cheque Cashing, together with:

2.7.1 an explanation of the legal basis upon which the Company carries on the business of First Party Cheque Cashing;

2.7.2 details of any advice (professional or otherwise) received on the drafting of the Company's standard terms of business in relation to First Party Cheque Cashing, together with an explanation of the reasons for the changes made from time to time;

2.7.3 details of the Company's policies applied to determine whether it will encash a First Party Cheque, including the creditworthiness and suitability of a prospective customer and for enquiries made of the customer;

2.7.4 copies of all correspondence, notices or other documents sent between the Company and the Office of Fair Trading at any time in relation to the Company's business of First Party Cheque Cashing;

2.7.5 details of all infringements of the Consumer Credit Act 1974 committed by the Company in relation to its business of First Party Cheque Cashing which have at any time been alleged by or on behalf of the Office of Fair Trading, any customer of the Company or any other person; and

2.7.6 details of all prosecutions or notices of intended prosecutions of the Company which have occurred or been issued at any time in relation to any real or alleged infringement of the Consumer Credit Act 1974 which may have been committed by the Company in relation to its business of First Party Cheque Cashing.

2.8       Cheque Cashing
          --------------

2.8.1     The Disclosure Letter contains:-

2.8.1.1   details of any refusals during the period ("the Specified Period") of
                                                     ----------------------
          twelve months prior to the date of this agreement by the Company's bankers to collect Third Party Cheques encashed by the Company, together with an explanation in each case of why the refusal was made and the ultimate resolution or outcome of the matter;

2.8.1.2 details of any challenges to the Company's ability to collect payment on Third Party Cheques, which shall have been made by paying bank which amount in the aggregate to more than (Pounds)300,000 in any consecutive period of three months during the Specified Period;

2.8.12.3 details of all legal proceedings in which the Company has been involved during the Specified Period in relation to the encashment of Third Party Cheques for any single claim in excess of (Pounds)5,000.

2.8.2 It is the Group's policy not to accept post dated Customer's Cheques with or without a cheque guarantee card; and the Vendors acknowledge that UK clearing banks have no obligation to satisfy any guarantee on their part to pay a cheque supported by a cheque guarantee card if the cheque is post dated.

2.9       Consumer Credit Act 1974
          ------------------------

          The Company has complied with all requirements of the Consumer Credit Act 1974 and in particular:-

2.9.1 has a valid and subsisting licence under that Act for all purposes for which a licence is required in relation to any business carried on by the Company;

2.9.2     has complied with the terms of such licence(s); and

2.9.3 all agreements made by the Company and all procedures followed by the Company in the course of any business which it carries on and which are in any way regulated by that Act, strictly comply with all the relevant requirements of that Act; and

2.9.4 the Company has never received any notice, letter or complaint alleging a breach by it of the provisions of that Act and has no reason to believe that circumstances exist which may give rise to such notice letter or complaint.

2.10      Statutory and other regulations
          -------------------------------

2.10.1 The Company has at all times carried on business and conducted its affairs in all respects in accordance with its Memorandum and Articles of Association for the time being in force.

2.10.2 All licences, authorisations, orders, grants, consents, permissions and approvals necessary to the proper carrying on of the business of the Company have been obtained and:-

2.10.2.1  the Company is not in breach of any of their terms or conditions; and

2.10.2.2 there are no circumstances which indicate that any of them may be revoked or not renewed, in whole or in part, whether or not in the ordinary course of events.

2.10.3 Neither the Company nor any of its officers is in breach of or has failed to comply in full with any statutory or municipal rules, regulations and provisions applying to or affecting the business or activities of the Company.

2.10.4 All documents required by the Companies Act or any other legislation to be filed with the Registrar of Companies in respect of the Company have been duly filed and were correct and due compliance has been made with all other legal requirements in connection with the formation of the Company and its conduct and all issues and allotments of shares, debentures and other securities.

2.10.5 So far as the Vendors are aware without having made any enquiry, there are no investigations or enquiries (pending, threatened or in existence) by or on behalf of any governmental or other body in respect of the affairs of the Company or the Vendors.

2.11      Data Protection Act
          -------------------

          The Company has complied with all requirements of the Data Protection Act 1984 and in particular:-

2.11.1 has registered as a data user under that Act for all purposes for which registration is required by the business as carried on by the Company;

2.11.2    has complied with the data protection principles; and

2.11.3 the Company has not received any notice letter or complaint alleging a breach by it of the provisions of that Act and has no reason to believe that circumstances exist which may give rise to such a notice letter or complaint.

2.12      Statutory books and Memoranda and Articles of Association
          ---------------------------------------------------------

2.12.1 The Register of Members and other books required by the Companies Act to be kept by the Company contain an accurate and complete record of the matters with which they should deal and there has been no notice of any proceedings to correct or rectify any such books.

2.12.2 The copy of the Memorandum and Articles of Association of the Company attached to the Disclosure Letter is complete and accurate in all respects and has embodied in it or annexed to it a copy of every such resolution and agreement as is referred to in section 380 of the Companies Act.

2.13      Resolutions
          -----------

          No resolutions of any kind of the Company or any class of its members (other than those relating to business at an Annual General Meeting which is not special business) have ever been passed.

2.14      Insolvency
          ----------

2.14.1 The Company has never been a party to any transaction to which the provisions of sections 238 to 246 (inclusive) of the Insolvency Act 1986 may be applicable.

2.14.2 No order has been made or petition presented or resolution passed for the winding up or administration of the Company, no receiver or administrator or administrative receiver has been appointed or could lawfully be appointed by any person of the Company's business or assets or any part thereof, the Company is not insolvent and has not stopped payment and is not unable to pay its debts (within the meaning of section 123 of the Insolvency Act 1986) and the Company is capable of meeting its liabilities as and when they fall due and for the foreseeable future.

2.15      Purchase of shares
          ------------------

2.15.1 No person is entitled to receive from the Company any fees, brokerages or other commissions in connection with the purchase or sale of shares in the Company.

2.15.2 The Company has not at any time acted in breach of section 151 of the Companies Act and nor has it ever given financial assistance in connection with the acquisition of its own or any holding company's shares in accordance with the provisions of section 155 of the Companies Act.

2.15.3 The Company has never reduced, purchased or redeemed its share capital or agreed to do so.

2.16      Registration of charges
          -----------------------

          All charges in favour of the Company have (if appropriate) been registered in accordance with the Companies Act.

2.17      Possession of documents
          -----------------------

          All title deeds relating to the assets of the Company and an executed copy of all agreements to which Company is a party and the original copies of all other documents which are owned by, or which ought to be in the possession of, the Company are in its possession.

2.18      Seal
          ----

          The Company has a common seal.

2.19      Financial Services Act
          ----------------------

          The Company does not carry on or purport to carry on in the United Kingdom any investment business within the meaning of the Financial Services Act 1986.

2.20      Money Laundering
          ----------------

          The Company has complied with all the provisions of the Money Laundering Regulations 1993.

Part 3
------
THE ACCOUNTS
------------

3.1       The Accounts
          ------------

          The Accounts:-

3.1.1 have been prepared in accordance with the historical cost convention as modified by the revaluation of land and buildings;

3.1.2 comply with the requirements of the Companies Act, all other relevant statutes, all relevant FRS's and SSAP's, all pronouncements applied to the Company at the Balance Sheet Date issued or adopted by the Accounting Standards Board Limited and other generally accepted accounting practices applicable to a United Kingdom company ("GAAP")
                                                                       ------
          and have been audited
          in accordance with the Auditing Standards issued by the Auditing Practices Board;

3.1.3 give a true and fair view of the state of affairs of each of the Company and the Subsidiaries respectively at the Balance Sheet Date and in the case of the consolidated balance sheet and the consolidated profit and loss account give a true and fair view of the state of affairs at that date and the profit and loss for that period of the Company and the Subsidiaries as a whole;

3.1.4 disclose a summary of the assets of each of the Company and the Subsidiaries respectively as at the Balance Sheet Date;

3.1.5 contain proper provision or reserves or appropriate notes in accordance with GAAP in respect of all liabilities (whether actual or contingent, quantified or disputed) of each of the Company and the Subsidiaries respectively as at the Balance Sheet Date;

3.1.6 contain proper provisions or reserves in accordance with GAAP for Taxation assessed or liable to be assessed on each of the Company and the Subsidiaries respectively or for which it is or may become liable up to the Balance Sheet Date and any liability to pay Taxation which has been deferred for any reason;

3.1.7 contain proper provisions in accordance with GAAP for depreciation and for any obsolescence of assets (all rates of depreciation being consistent over the three financial years preceding the Balance Sheet
          Date) and the policy of depreciation has been applied in accordance with SSAP 12;

3.1.8 fully disclose all capital and leasing commitments of each of the Company and the Subsidiaries respectively; and

3.1.9     are not affected by any extraordinary or non-recurring items.

3.2       Book Debts shown in the Accounts
          --------------------------------

          Other than Customer Cheques the debts shown in the Accounts (less the amount of any provision or reserve) were good and collectable in full in the ordinary and normal course of business and have realised the net amount thereof and none of those debts was at the Balance Sheet Date subject to any counter-claim or set off (except to the extent of any such provision or reserve) or overdue by more than eight weeks;

3.3       Accounting records
          ------------------

          All accounts, books, ledgers, financial and other records of whatsoever kind of the Company are in the possession of the Company have been kept and completed in accordance with generally accepted accounting principles and standards and statutory requirements, show and explain all transactions entered into by the Company and disclose with reasonable accuracy the current financial and contractual position of the Company and contain a record of its assets and liabilities.

3.4       Management Accounts
          -------------------

3.4.1     The management accounts ("the Management Accounts") of the Company for
                                   -------------------------
          the period from the Balance Sheet Date to 31 March 1999 copies of which are annexed to the Disclosure Letter have been prepared by the Company with due care and attention in accordance with the same accounting policies as the Accounts, and show a reasonably accurate and fair view of the state of affairs and profit or loss of the Company as at and for the period in respect of which they have been prepared and are not affected by any extraordinary item subject to the following provisions of this paragraph 3.4

3.4.2 The Vendors state that in relation to the Management Accounts as at 31 March 1999:-

3.4.2.1   some expenses have been estimated based on the Current Plan;

3.4.2.2 cut off procedures have not been applied to normal statutory accounts standards; and

3.4.2.3 changes arising in the balance sheet contained in the Accounts have not been reflected;

3.4.2.4   they are not prepared on a statutory basis have not been audited; and

3.4.2.5 do not address taxation in any form nor do they address disposals of a capital nature.

3.4.3     Notwithstanding the matters described in paragraph 3.4.2:-

3.4.3.1 the Vendors believe the gross margin as shown in the Management Accounts is reasonably accurate;

3.4.3.2 and although the Vendors do not represent or warrant that the gross margin as shown in the Management Accounts is accurate, they do represent and warrant, without qualification, that the gross margin for the period from the Balance Sheet Date to the date to which the Management Accounts as at 31 March 1999 have been prepared is not less than that specified in the Current Plan for the same period.

3.5.4 The Vendors further represent and warrant to the Purchaser that the statements made in this paragraph 3.5:-

3.5.4.1 are believed by them to be true and based on information which they believe is adequate to enable them to make a reasonable judgement of the relevant matters; and

3.5.4.2 are given by the Vendors to the Purchaser as a matter of the utmost good faith.

Part 4
------
THE PROPERTIES
--------------
          General matters
          ---------------

4.1.1 The Properties comprise all the leasehold premises owned occupied or otherwise used by the Company save for 213a Wellingborough Road Northampton NN1 4EF and 249 Green Lane, Enfield and the Company has not created any subleases of the Properties.

4.1.2 The Company has not held premises whether under an agreement licence or lease (as tenant or licencee) or given any form of guarantee or indemnity in relation to such premises (other than the Properties) which gives rise to a contingent liability or where a claim is currently pending or being pursued whether in relation to rent, repairs, dilapidations or otherwise

          Title
          -----

4.2.1     The Company has a good title  to the Properties;

4.2.2 The Properties and title deeds are free and clear of all claims, charges (including floating charges), mortgages, liens, encumbrances and other such security interests and third party rights and there is no agreement to create any such security interests or third party rights and the Company (or its solicitors) hold the original of all the relevant title deeds relating to the Company's interest in the Properties.

4.2.3 The Company has not received notice in respect of an outstanding complaint alleging breach or non-observance of any covenants on the part of the

          Company contained in any lease or tenancy under which the Properties are held by the Company.

4.2.4 The Company has not received notice of any disputes concerning boundaries, easements, covenants or other matters relating to the Properties or their use and occupation.

          Occupation
          ----------

4.3 The Company has exclusive possession use and occupation of the Properties

          Local authority and planning matters
          ------------------------------------

4.4.1 The Company has not received notice of any matter which materially adversely affects the Properties

4.4.2 There are no outgoings affecting the Properties which are of an unusual or onerous nature

4.4.3 The present use of the Properties is within either Class A1 or A2 of the Schedule to the Town and Country Planning (Use Classes) Order 1987 and such use is not a temporary use or a use subject to onerous or unusual conditions or conditions giving rise to abnormal expenditure. The current permitted use of the Properties is within Class A2 save for the Properties numbered 4, 6, 22, 26, 29, 35, 42, 45 and 47 in respect of which the current permitted use is within Class A1. Where the current permitted use is within Class A1 the Company has not received notice from the relevant local authority that the actual use is not the permitted use.

4.4.4 The Company has not received notice of any breach of any statutory or other legal requirement in respect of the Properties..

4.4.5 The Company has not encountered any material difficulty with regard to access to the Properties or the services to the Properties

          Lease matters
          -------------

4.5.1     There are no arrears of rent  relating to the Properties

          Insurance
          ---------

4.6.1 The Company has not received notice of any breach of any requirement of any of the insurers of the Properties

Part 5
------
FIXED AND CURRENT ASSETS
------------------------

5.1       Ownership of assets
          -------------------

          The Company is the sole owner with good and marketable title free from all liens, charges, encumbrances, options or adverse claims (including any hiring, licensing or rental agreements or reservations of title) of all the assets included in the Accounts or acquired after the Balance Sheet Date which it owns or reputedly owns (subject to sales of current assets in the ordinary and normal course of its trading) or which are now in its possession or under its control or which it uses in its business and the Company has not agreed to create or grant any lien, charge, option or other encumbrance over such assets.

5.2       Assets used in the business
          ---------------------------

          The assets owned by the Company together with any assets held under any hire or hire purchase rental or leasing agreement (the material details of which are contained in the Disclosure Letter) comprise all the assets necessary for the continuation of the Company's business as now carried on.

5.3       Equipment
          ---------

5.3.1 The equipment and vehicles owned by or used in connection with the business of the Company ("Equipment"):-
                                   -----------

5.3.1.1   are not to any material extent surplus to requirements; and

5.3.1.2 are in the possession and (save for those items the subject of the hire, hire purchase, rental or leasing agreements listed in the Disclosure Letter) control of the Company.

5.4       Computer equipment and software
          -------------------------------

5.4.1.1 All computer software (including programs and data held on silicon chips, disks and any other media, manuals and operator guides) used by the Company is either owned by the Company or held by it on licence (a
                                                                               -
          "Software Licence") the terms of which have been disclosed in the
          ------------------
          Disclosure Letter.

5.4.1.2 The Software Licences authorise the Company to use the computer software that is not owned by the Company in the ways in which they are in fact used or are required to be used in connection with the business of the Company as it is now carried on.

5.4.1.3 The Software Licences are enforceable by the Company in accordance with their terms and there has not been any default (or any event which with notice or lapse of time or both would constitute a default) under any of them by the Company or by any other party to such Software Licences.

5.4.2 All other computer software (including programs and data held on silicon chips disks and any other media, manuals and operator guides) used by the Company is either owned by the Company or held by it on licence the terms of which have been disclosed in the Disclosure Letter.

5.4.3 Other than proprietary software, the Company owns and has access to all documents and information (including source codes and all working papers relating to such source codes) which might be required to enable the Company to adapt modify or improve all computer software used by the Company economically and has the right to make such adaptations modifications or improvements without the consent of any third party.

5.5       Integrity of computer systems
          -----------------------------

5.5.1 All computer software (including all programs and data in such software) used by the Company is reliable and readable. All media on which such software is stored are in good readable condition and contain no programs or data which are either intended to or which may have the effect of modifying, deleting or otherwise impairing such software (or any of the programs or data in such software) or any other programs or data which are either intended to or which may have the effect of impairing any computer hardware.

5.5.2 The Vendors are not aware without having made enquiry of any case where unauthorised access to the Company's computer systems has taken place, or where any of the software or data in those computer systems has been modified without the Company's express authority or where fraud has been committed against the Company by use or abuse of its computer systems whether alone or in conjunction with any third party.

5.5.3 To the best of the Vendors' knowledge information and belief the Company's computer systems are fully "millennium compliant" and will not cease to be so prior to, during or after the year 2000. For the purposes of this warranty,

          "millennium compliant" means that neither performance nor functionality is or will be affected by dates prior to, during or after the year 2000 in particular (but without limitation):-

5.5.3.1 no value for current date causes or will cause any interruption in operation;

5.5.3.2 date-based functionality behaves and will behave consistently for dates prior to, during and after the year 2000;

5.5.3.3 in all interfaces and data storage, the century in any date is and will be specified either explicitly or by unambiguous algorithms or inferencing rules; and

5.5.3.4   the year 2000 is and will be recognised as a leap year.

5.6       Leased Assets
          -------------

          No circumstance has arisen or is likely to arise in relation to any asset held by the Company, under a lease or similar agreement, whereby the rental payable has been, or is likely to be, increased and, in particular, all such assets have at all relevant times been used for a qualifying purpose for the purposes of sections 39, 40 and 42 Capital Allowances Act 1990; but this warranty shall not apply to any lease under which any of the Properties shall be held.

5.7       Book debts
          ----------

5.7.1 Other than Customer Cheques, none of the debts which are due to the Company at the date of this agreement and which shall have arisen after the Balance Sheet Date are now or have at any time been overdue by more than 8 weeks nor have any of those debts been written off or proved to be irrecoverable to any extent.

5.7.2 Other than Customer Cheques, not less than 85 per cent. of all debts which shall be owing to the Company at Completion (whenever arising) will be recovered in full free of any counter-claim or set off (less the amount of any provision or reserve which has been calculated on the same basis as that applied in the Accounts or disclosed in the Disclosure Letter) in the ordinary and normal course of business and in any event not later than 12 weeks after Completion.

5.7.3 Since the Balance Sheet Date other than Customer Cheques no other obligations due to the Company have been written off or written down or have proved to be irrecoverable in whole or in part or are now regarded as irrecoverable nor has there been any agreement for the release of any person under any liability to the Company.

Part 6
------
INTELLECTUAL PROPERTY
---------------------
6.1       Definition
          ----------

          In this Part 6 "Intellectual Property Rights" includes patents, trade
                         ------------------------------
          marks, service marks, registered designs, design rights, copyrights, business names, know-how, confidential information, and any other similar protected rights in any country together with pending applications for the registration or recording of such right

6.2       Intellectual Property Rights
          ----------------------------

          The Company does not own or otherwise have any interest in or licence of any Intellectual Property Rights which is material to the business of the Company (other than the computer software referred to in warranty 5.4).

6.3       No Infringements
          ----------------

          The business of the Group as now carried on does not (and is not likely to) infringe any Intellectual Property Rights of any person.

6.4       No requirements
          ---------------

          The Company does not need to use any Intellectual Property Rights of any other person in order to carry on its business in its present form.

Part 7
------
FINANCIAL POSITION AND PROSPECTS
--------------------------------
7.1       Events since the Balance Sheet Date
          -----------------------------------

          Since the Balance Sheet Date:-

7.1.1 taking the Company's business as a whole, there has been no adverse change in the financial or trading position or prospects of the Company;

7.1.2 the business of the Company has been carried on in the ordinary and normal course, without any material interruption and without any alteration in its nature, conduct, scale, scope or manner and no unusual or abnormal contract differing from the ordinary contracts necessitated by the nature of its business has been entered into by the Company;

7.1.3     there has been no material change in:-

7.1.3.1 the manner or time of payment of creditors or the issue of invoices or collection of debts; or

7.1.3.2   the policy of reserving for debtors;

7.1.4 no asset has been acquired or disposed of or has been agreed to be acquired or disposed of (save for assets acquired or disposed of in the ordinary and normal course of business on arm's length terms) and no contract involving expenditure by it on capital account has been entered into by the Company;

7.1.5 the Company has not paid or become liable to pay any management, service or other such charges to the Vendors or to any of their Associates) other than in respect of goods and services supplied in the ordinary and normal course of business on commercial terms;

7.1.6 the Company has neither disbursed nor received any cash except in the ordinary and normal course of its business and all amounts received by or on behalf of the Company have been deposited with its bankers and appear in the appropriate books of account;

7.1.7 the Company has not declared, paid or made any dividends or other distributions within the meaning of the Taxes Act;

7.1.8 the Company has not made any loans or incurred any borrowings except in the ordinary and normal course of its business; and

7.1.9 the accounting reference period of the Company has not ended or been extended.

7.2       Net assets and turnover
          -----------------------

          An audited balance sheet of the Company as at Completion and an audited profit and loss account of the Company for the period from the Balance Sheet Date up to Completion prepared on the same basis as the Accounts would show that the net tangible assets of the Company would not be less than the net tangible assets shown in the Accounts.

7.3       Amounts due to creditors
          ------------------------

          The amounts due by the Company to its trade creditors as at 30 June 1999 did not exceed (Pounds)350,000.

7.4       Bank and other borrowings
          -------------------------

7.4.1 Full details of all limits on the Company's bank overdraft and other borrowing facilities together with true, complete and accurate copies of all letters of credit, guarantees and other financial instruments issued on behalf of or for the benefit of the Company and which remain in force are contained in the Disclosure Letter.

7.4.2 The total amount borrowed by the Company does not exceed any limitation on its borrowing contained in its Memorandum or Articles of Association or in any other document which it is a party and the amount borrowed from its bankers does not exceed its overdraft facilities (if any).

7.4.3 No overdraft or other financial facilities of the Company are dependent upon a guarantee of, or a security provided by, the Vendors or any third party.

7.4.4 The Company does not have outstanding and has not agreed to create or issue any loan capital; nor has it factored or discounted any of its debts (or agreed to do so), or been engaged in financing of a type which would not require to be shown or reflected in the Accounts; or borrowed any money which it has not repaid (save for borrowings not exceeding the amounts shown in the Accounts).

7.4.5 The Company has not since the Balance Sheet Date, repaid, or become liable to repay, any loan or indebtedness in advance of its stated maturity.

7.4.6 No event has occurred which would entitle any third party (with or without the giving of notice) to call for the repayment of any indebtedness of the Company prior to its normal maturity date.

Part 8
------
TAXATION
--------

8.1       Definitions
          -----------

8.1.1     In this Part 8:
          "ACT" means advance corporation tax;
          -----
          "CAA" means the Capital Allowances Act 1990;
          -----
          "IHTA" means the Inheritance Tax Act 1984;
          ------
          "TCGA" means the Taxation of Chargeable Gains Act 1992;
          ------
          "TMA" means the Taxes Management Act 1970;
          -----

          "VAT" means value added tax;
          -----
          "VATA" means the Value Added Tax Act 1994.
          ------

8.1.2 All warranties in this Part 8 are given only by reference to the six year period ending on Completion unless stated otherwise.

8.2       General
          -------

8.2.1 All returns, amended returns, computations and payments which should be or should have been made by the Company for any fiscal purpose have been prepared on a proper basis and submitted within the prescribed time limits and are up to date and correct and none of them is now the subject or so far as the Vendors are aware is likely to be the subject of any dispute with the Inland Revenue or HM Customs and Excise or other authority concerned.

8.2.2 All particulars furnished to the Revenue in connection with the application for any consent or clearance on behalf of the Company accurately disclosed all facts and circumstances material to the decision of the Revenue, and any such transaction for which such consent or clearance has previously been obtained has been carried into effect only in accordance with the terms of the relevant application and consent for clearance.

8.2.3 The Company is not the subject of a back duty investigation by any fiscal authority and so far as the Vendors are aware, there are no known facts which may give rise to the same.

8.2.4 All income tax under the PAYE system and payments due in respect of employees' contributions to national insurance and graduated state pension have been properly deducted by the Company and (together with any employer's contribution) have been fully and correctly paid to the appropriate authority and proper records thereof have been maintained.

8.2.5 All Taxation required to be deducted from any payments made by the Company which it is obliged or entitled to make has been deducted and accounted in full to the appropriate authority.

8.2.6 The Company is not and has at no time been an investment company, a close investment company or an investment trust company for Taxation purposes.

8.2.7 So far as the Vendors are aware, the Company has not since the Balance Sheet Date taken any action which has had, or might have, the result of altering or prejudicing or in any way disturbing any arrangement or agreement which it has previously negotiated with the Revenue.

8.2.8 The Taxation computations for all accounting periods of the Company ended on or before 31 December 1997 have been agreed with the Revenue.

8.2.9 The Company is and has always been resident only in the United Kingdom for Taxation purposes and has never carried on any trade, business or other activities outside the United Kingdom other than the export of its goods and/or services in the ordinary and normal course of its business.

8.3       Capital Assets
          --------------

8.3.1 Save as provided for in the Accounts the values attributed to each of the assets of the Company as at the Balance Sheet Date is such that on any disposal of any of those assets which is treated for Taxation purposes as being for a consideration equal to such value (ignoring any reliefs and allowances available to the Company other than amounts falling to be deducted under section 38 TCGA) no chargeable gain or allowable loss would arise.

8.3.2 Since the Balance Sheet Date no asset has been acquired otherwise than by way of a bargain made at arm's length and for a consideration equal to its market value.

8.3.3 The Company has not effected or been a party to any demerger such as is mentioned in sections 213 to 218 Taxes Act.

8.3.4 The Company has not been a party to or involved in any transaction within section 29 TCGA or any scheme or arrangement within sections 30 to 34 TCGA.

8.3.5     The Company has never been a party to a transaction falling within section 17 TCGA.

8.3.6     The Company has not received any asset by way of gift as mentioned in section 282 TCGA.

8.3.7 The Company does not own any shares or securities acquired as a "new holding" under the provisions of sections 126 to 130 TCGA.

8.3.8 Neither the Company nor any company which is a member of the same group of companies at Completion has made any claim under sections 152, 153 or 247 TCGA.

8.3.9 The Company has not been a party to or involved in any share for share exchange nor any scheme of reconstruction or amalgamation such as are mentioned in sections 135 and 136 TCGA.

8.3.10 The Company will not be subject to corporation tax on the disposal of any debt owing to the Company.

8.3.11 The Company does not own and has never issued any relevant discounted securities or qualifying corporate bonds (as defined in Schedule 13 Finance Act 1996 or section 117 TCGA respectively).

8.3.12 The Company has sufficient information contained in its records to calculate any chargeable gain or allowable loss which may arise as the result of the disposal of assets owned by the Company at the Balance Sheet Date.

8.4       Capital Allowances
          ------------------

8.4.1 The book value of each of the assets of the Company in or adopted for the purposes of the Accounts on which capital allowances are calculated separately does not exceed the written down value of such asset for the purposes of the CAA and the aggregate book value of plant and machinery for which capital allowances have been claimed under Part II of that Act does not exceed the written down value of the qualifying expenditure under that Act.

8.4.2 Details of all elections made by the Company pursuant to section 59B or 59C CAA or requirements to make such elections in respect of any existing assets of the Company are set out in the Disclosure Letter.

8.5       Group arrangements
          ------------------

8.5.1 The Company has never been a member of any group of companies for any Taxation purpose other than of the Group.

8.5.2 The Company will not cease to be a member of a group of companies for the purposes of sections 178 and 179 TCGA as a result of Completion.

8.5.3 The Company has not at any time within the period of six years ending with the date of this agreement, acquired any assets other than trading stock from any company which, at the time of the acquisition, was a member of the same group (as defined in section 170 TCGA) as the Company.

8.5.4 The Disclosure Letter sets out full details of any surrender or agreement to surrender, or acceptance or agreement to accept the surrender, by the Company of any amount by way of group relief under the provisions of sections 402, 403 and 407 to 413 Taxes Act.

8.5.5 All claims for group relief made by the Company were valid and have been or will be allowed by way of relief from corporation tax and the Company is not and will not, as a result of anything done before the date of this agreement, become liable to make any payment for an amount surrendered by any other company under or in connection in with the provisions of section 402 Taxes Act.

8.5.6 The Company is not and has not at any time been party to any arrangement falling within section 410 Taxes Act.

8.5.7     The Company has not made or purported to make any election under section 247 Taxes Act.

8.5.8 The Company has not made nor received nor purported to make or receive any surrender of the benefit of ACT under section 240 Taxes Act.

8.6       Distributions and Advance Corporation Tax
          -----------------------------------------

8.6.1 The Company has not at any time done anything which could be treated as a distribution for the purposes of sections 209 or 210 Taxes Act other than a payment of a dividend disclosed in the accounts of the Company.

8.6.2 The Company has not issued any share capital to which the provisions of section 249 Taxes Act or section 141 TCGA could apply nor does it own any such share capital nor granted options or rights to any person which entitles that person to require the issue of any share capital.

8.6.3 The Company has not received a capital distribution to which the provisions of section 189 TCGA could apply.

8.6.4 The Company has not made or received any distribution which is an exempt distribution within sections 213 to 218(1) (inclusive) Taxes Act.

8.7       Stamp Duty
          ----------

8.7.1 All instruments (other than those which have ceased to have a legal effect) executed by the Company (and which are or were subject to stamp duty) and which are required to be stamped to ensure that the Company obtains title to the asset or assets concerned have been duly stamped.

8.7.2     The Company has no liability to stamp duty reserve tax.

8.8       Anti-Avoidance
          --------------

8.8.1 The Company has not entered into or been a party to any pre-ordained series of transactions, composite transactions or any other schemes or arrangements the sole or main purpose of which was the saving of Taxation.

8.8.2 So far as the Vendors are aware, the Company has not been party to any other transaction or arrangement of any nature which could give rise to a charge to Taxation under Part XVII Taxes Act.

8.9       Close Company
          -------------

8.9.1     The Company is a close company for Taxation purposes.

8.9.2 The Company has no loan outstanding to which the provisions of sections 419 and 420 Taxes Act would apply.

8.9.3 The Company has not held and does not hold shares in a company not being another member of a group of companies (including the Company) as defined in section 170 TCGA which has made any such transfer as was referred to in section 125 TCGA.

8.9.4     The Company has not made any transfers of value within section 94
          IHTA.

8.10      Events since the Balance Sheet Date
          -----------------------------------

          Since the Balance Sheet Date:-

8.10.1 the Company has not disposed of any asset (including trading stock) or made any supply of any service or business facility of any kind (including a loan of money or the letting, hiring or licensing of any property whether tangible or intangible) in circumstances where the consideration actually received or receivable for such disposal or supply is less than the consideration which will be deemed to have been received for the purposes of Taxation;

8.10.2 no event has occurred which gives rise to a liability to Taxation to the Company on deemed (as opposed to actual) income, profits or gains or which results in the Company becoming liable to pay or bear a liability to Taxation directly or primarily chargeable against or attributable to another person, firm or company;

8.10.3 the Company has not made or received any distributions for any Taxation purpose;

8.10.4 the Company has not surrendered or claimed any ACT under Chapter V Taxes Act or any losses by way of group relief under the Taxes Act;

8.10.5 the Company has not paid any remuneration (including emoluments as defined by section 131 and sections 153-168 Taxes Act) to any officer, director or employee or to any member of his family or household in excess of such amount as will be deductible in computing the taxable profits of the Company;

8.10.6 no payment has been made by the Company which will not be deductible for the purposes of corporation tax (or any corresponding tax on profits in any relevant foreign jurisdiction), either in computing the profits of the Company or in computing the corporation tax or corresponding tax chargeable on it; and

8.10.7 no accounting period (as defined in section 12 Taxes Act) of the Company has ended as referred to in section 12(3) of that Act other than at the request of the Purchaser.

8.11      Value Added Tax
          ---------------

8.11.1 In relation to VAT the Company has complied in all material respects with all statutory provisions, rules, regulations, orders and directions and made all necessary returns and within the prescribed time limits provided all necessary information and documents to HM Customs and Excise and paid all amounts due to the proper person.

8.11.2 The Company has at all times kept and preserved materially complete correct and up-to-date records, invoices and other documents required for the purposes of VAT.

8.11.3 The Company has not been required by HM Customs and Excise to give security under paragraph 4 of schedule 11 to the VATA.

8.11.4 The Company is not liable and so far as the Vendors are aware will not (in respect of anything done before Completion) be liable to any interest, penalty or surcharge in respect of VAT and in particular (but without prejudice to the generality of the foregoing) the Company is not and so far as the Vendors are aware will not be so liable to any penalty, interest or surcharge pursuant to sections 59, 63 to 70 and 74 VATA.

8.11.5 Neither the Company nor any of its officers or directors is or so far as the Vendors are aware will (in respect of anything done before Completion) be liable to a penalty under sections 60, 61 or 62 VATA.

8.11.6 The Company is not and has not at any time been a member of a group of companies for VAT purposes.

8.11.7 The Company is not and has not agreed to become an agent, manager or factor for the purposes of sections 47 or 48 VATA of any person who is not resident in the United Kingdom.

8.11.8 The Company has not incurred any expenditure in the ten years preceding Completion on capital items such that the provisions of Part XV of The Value Added Tax Regulations 1995 may apply to the Company.

8.11.9    The Company obtains credit for all input tax paid or suffered by it.

8.11.10 Provision has been made in the Accounts in accordance with generally accepted accounting principles for all input tax owing or which may become due to any of the Company's suppliers and for any refund of value added tax owing or which may become due to any of the Company's customers.

8.11.11 The Company has not in the previous six years deducted any input tax in reliance on the intended use of the goods or services to which the input tax relates where the actual use of those goods or services has not yet occurred.

8.12      VAT On Property
          ---------------

8.12.1 The Company does not own the fee simple in any building or civil engineering work which is uncompleted or which was completed (within the meaning of Note (2) to Group 1 Schedule 9 VATA) less than three years before the date of this agreement.

8.12.2    The Disclosure Letter contains full particulars of:

8.12.2.1 any election under paragraph 2 Schedule 10 VATA to waive exemption from VAT in relation to any land made by the Company or by any member or former member of any group of companies of which the Company is or was registered for VAT purposes; and

8.12.2.2 any agreement or other arrangement to which the Company is a party whereby the Company has agreed not to waive exemption from VAT pursuant to paragraph 2 Schedule 10 VATA in relation to any land.

8.13      Employee share schemes
          ----------------------

8.13.1 The Disclosure Letter contains full details of all share schemes (including those approved by the Inland Revenue and unapproved schemes) which the Company operates or in which its UK employees are entitled to participate, together with copies of any approvals issued by the Inland Revenue in respect of such schemes and nothing has been done to prejudice the approved status of any such schemes.

8.13.2 The Disclosure Letter contains a copy of the rules of any profit related pay schemes which the Company operates or has operated, or in which its UK employees are or have been entitled to participate, in any year commencing prior to Completion, together with copies of any approvals issued by the Inland Revenue in respect of such schemes, and nothing has been done to prejudice the approved status of any such schemes which have at all times been operated in accordance with any rules governing the scheme and relevant Taxation legislation.

8.14      Secondary liability
          -------------------

          So far as the Vendors are aware, no transaction or event has occurred in consequence of which the Company is or may be held liable for any Taxation or deprived of reliefs or allowances otherwise available to it or may be otherwise held liable for any Taxation for which some other company or person was primarily liable (whether by reason of any such other company being or having been a member of the same group of companies or otherwise).

8.15      Payments equivalent to tax
          --------------------------

8.15.1 The Company has not in the previous seven years entered into any indemnity, guarantee or covenant under which the Company has agreed or can be procured to meet or pay a sum equivalent to or by reference to another person's liability to Taxation.

8.15.2 So far as the Vendors are aware, the Company is not liable nor has any event or omission occurred in consequence of which the Company could at any time become liable to make a payment to any person as a result of the discharge by that person of any liability of the Company to Taxation incurred on or before Completion.

8.16      Loan Relationships
          ------------------

          All interest, discounts or premiums payable by the Company in respect of its loan relationships within the meaning of Chapter II of Part IV of the Finance Act 1996 are capable of being brought into account as a debit for the purposes of that Chapter as and to the extent that they are from time to time recognised in the Company's accounts (assuming that the accounting policies and methods adopted for the purpose of the Accounts continue to be so adopted).
Part 9
------

CONTRACTS AND COMMITMENTS
-------------------------

9.1       Capital commitments
          -------------------

9.1.1 The Company had no capital commitments exceeding (Pounds)100,000 at the Balance Sheet Date.

9.1.2 Since the Balance Sheet Date the Company has not made any capital expenditure or incurred any capital commitments other than

9.1.2.1 commitments in relation to the Properties which it acquired after that date and which did not exceed (Pounds)30,000 in relation to any one of such Properties; and

9.1.2.2   other items, which do not in aggregate exceed (Pounds)100,000.

9.2       Subsisting contracts
          --------------------

9.2.1 The Disclosure Letter contains true, complete and accurate copies (incorporating all the terms which currently apply) of the South Agreement (as defined in paragraph 9.2.2) and the Time to Insure Agreement and every other contract, covenant, commitment or arrangement (other than "Minor Contracts") to which the Company is a
                                   ---------------
          party and in respect of which any party to them has or may have any outstanding liabilities and for these purposes a "Minor Contract" means an agreement (other than a joint venture shareholders or franchising agreement) entered into in the ordinary course of the Company's business in relation to which no party to it has (or had) any liability (actual or contingent) in excess of (Pounds)25,000 in any period of 12 months.

9.2.2 The Group has notified South of any new premises it has opened since 11 June 1998 in accordance with clause 7 of the shareholder agreement dated 11 June 1998 between the Group (1), Albert Cook (2), Richard Cook (3) South (4)

          Paul May (5) and Gordon McLure (6) ("South Agreement").
                                               ---------------

9.2.3 The Group has never and is not currently paying South any profits it receives from any of the Properties pursuant to clause 7.6 of the South Agreement.

9.2.4 Cash a Cheque (GB) Limited has at all times complied with the provisions of the Time To Insure Agreement as amended from time to time.

9.3       Mortgages and guarantees etc
          ----------------------------

9.3.1 The Company has not created nor has it agreed to create any loan capital or any mortgage, debenture, lien, charge or other similar encumbrance or security interest over all or any of its property, assets, undertaking, goodwill, reserves or share capital.

9.3.2 There are no guarantees, suretyships, indemnities or similar commitments (whether secured or unsecured) given by the Company in respect of which obligations or liabilities (whether actual or contingent) are still outstanding.

9.4       No loans
          --------

          The Company has not made any loans or advanced any monies or credit to any person, firm or company (other than credit given on normal commercial terms in the ordinary and normal course of business).

9.5       Bank indemnities
          ----------------

          The Disclosure Letter contains true, complete and accurate copies (incorporating all the terms which currently apply) of all agreements and indemnities and memoranda of all arrangements, practices and understandings between the Company and its bankers, pursuant to which the Company's bankers agree to collect on the Company's behalf third party cheques encashed by the Company and/or pursuant to which the Company agrees to indemnify its bankers for any liability which they may incur to anyone in the course of doing so.

9.6       No partnership etc
          ------------------

          The Company is not a member of any partnership, joint venture, trade association, society or other group, whether formal or informal and whether or not having a separate legal identity, nor is any such body relevant to nor does any such body have any material influence over the business of the Company as now carried on.

9.7       Standard terms of business
          --------------------------

          The Disclosure Letter contains copies of the Company's standard terms of business.

9.8       Non-arms length contracts
          -------------------------

9.8.1 None of the Vendors nor any of their Associates nor any person in which any of them has or had any interest (direct or indirect, either solely or jointly with any other party and whether as shareholder, employee, director, consultant or otherwise) has (or has ever had) a trading relationship with the Company nor have any of them ever entered into any other type of transaction or arrangement with the Company (other than in the capacity as a shareholder or employee of the Company); and none of them provides (or has in the past provided) goods or services in competition with the Company.

9.8.2 The Company is not a party to, nor have its profits or financial position during the three years prior to the date hereof been affected by, any contract or arrangement which is not of an entirely arms-length nature made on open market terms.

9.9       Defaults, etc
          -------------

9.9.1 None of the obligations owed by any third party to the Company is unenforceable and no event has occurred as regards the Company which would entitled any third party to terminate any contract or benefit enjoyed by the Company or call in any money before the normal due date therefor.

9.9.2 Neither the Company nor any other party to any agreement, commitment, transaction or arrangement with the Company is in default to any material extent thereunder and there are no circumstances likely to give rise to such a default.

9.10      Liabilities
          -----------

9.10.1 There are no liabilities (including contingent liabilities) which are outstanding on the part of the Company other than those liabilities disclosed in the Accounts or incurred, in the ordinary and normal course of trading, since the Balance Sheet Date.

9.10.2    There is no indebtedness or liability due, owing or incurred by the
                                                                       --
          Company to the Vendors or any of their Associates other than salaries in accordance with the rates set out in the Disclosure Letter and outstanding expense claims (whether actually or contingently), whether solely or jointly with any other person and whether as principal or surety and there is no such indebtedness or liability due, owing or incurred to the
                                                                   --
          Company by the Vendors or any of their Associates.

9.10.3 There are no outstanding liabilities or commitments on the Company arising from any arrangements for the disposal of any shares, property or other assets (other than in the ordinary and normal course of business) previously owned by the Company.

9.11      Payments to creditors
          ---------------------

          The Company pays its creditors in accordance with normal commercial practice.

9.12      No restrictions on Company
          --------------------------

          The Company is not a party to any secrecy or confidentiality agreement or arrangement which may restrict the use or disclosure of information by the Company nor has it given any covenants limiting or excluding its right to do business and/or compete in any area or field with any other person.

Part 10
-------

PENSIONS
--------

10.1      No pension arrangements
          -----------------------

          The Company is not under any legal liability or obligation to provide any relevant benefits (as defined in section 612(1) of the Taxes Act) or any death or disability benefits not within that definition for any past or present officer or employee or their dependants or to pay contributions to any Personal Pension Scheme (as defined in section 630 of the Taxes Act) in respect of such persons.

10.2      No pension arrangements to be introduced
          ----------------------------------------

          The Company has not given any undertakings or assurances to its officers, employees or consultants regarding the introduction of any provision for retirement, death or disability benefits (whether or not there is any obligation to do so) or the payment of contributions to Personal Pension Schemes (whether or not there is any obligation to do so).

10.3      No ex-gratia arrangements
          -------------------------
          The Company has not granted any ex gratia pension or other like payment to any of its past or present officers, employees, consultants or their dependants.

Part 11
-------

OFFICERS AND EMPLOYEES
----------------------

11.1      Details
          -------

11.1.1 The Disclosure Letter contains an accurate and complete list of all officers and employees of the Company as at 30 March 1999, showing all remuneration payable and other benefits provided or which the Company is bound to provide either now or in the future to the directors and the secretary of the Company and with all employees whose remuneration exceeds (Pounds)25,000 per annum.

11.1.2 The Disclosure Letter contains true, complete and accurate copies (incorporating all the terms which currently apply or a memorandum of such terms) of all service agreements, consultancy agreements and letters of engagement which have been made with any employee or consultant of the Company and of specimens of the standard terms of employment on which any employee of the Company is now employed together with a note showing which employees are employed under which type of standard terms.

11.1.3 Since 30 March 1999 there has been no significant change to the way in which the Company has been operated in relation to its recruitment policies.

11.2      Statutory notices
          -----------------

          All appropriate notices have been properly issued under the Employment Protection (Consolidation) Act 1978 to all employees (including directors) of the Company.

11.3      No other service and consultancy arrangements
          ---------------------------------------------

          There are no service or consultancy agreements or arrangements outstanding between the Company and any other person apart from those disclosed in the Disclosure Letter.

11.4      No bonus or commission arrangements
          -----------------------------------

          The Company is not bound or accustomed to make periodical or other payments (other than normal fixed salaries and wages) to employees, ex-employees, officers, consultants or others and no employee, officer or consultant has remuneration on a profit sharing or commission basis or by reference to the turnover, profits, sales or assets of the Company.

11.5      No share option scheme
          ----------------------

          The Company does not have and never has had any share option, share incentive, profit sharing or any other similar scheme, save for the Options.

11.6      Increases since Balance Sheet Date
          ----------------------------------

          Since the Balance Sheet Date:-

11.6.1 no remuneration or benefit has been paid or given or agreed to be paid or given to any officer, employee or consultant of the Company except at the rates in force on that date; and

11.6.2 no general increase in the wages of the employees of the Company in excess of 10% of the aggregate of the annual salaries of all the employees of the Company has been made or agreed to be made (whether legally binding or not) either with the employees or their representatives nor has any negotiation or demand for such increase been entered into by or made to the Company.

11.7      Termination of employment
          -------------------------

11.7.1 All contracts of employment between the Company and its officers or employees are lawfully determinable by the Company without compensation by notice (not exceeding six weeks).

11.7.2 No director or executive of the Company, who is in receipt of remuneration in excess of (Pounds)20,000 per annum has given or received notice terminating his employment, except as expressly contemplated in this agreement, and no such executive will be entitled to give such notice as a result of the sale of the Shares to the Purchaser.

11.7.3 The Company has no reason to dismiss (nor does it wish to dismiss) any of its employees who is entitled to remuneration of at least (Pounds)20,000 per annum.

11.8      Claims by or against employees
          ------------------------------

11.8.1 The Company is not now, nor is it likely to be and has not since the Balance Sheet Date been, engaged in any legal proceedings or arbitration whether as plaintiff or defendant with any trade union or any person who is or has at any time been a director or an employee of the Company.

11.8.2 No person who is or was a director or employee of the Company has any right or made any claim (which has not yet been settled) to any compensation or other payment by reason of the termination of his employment (whether such termination constitutes unfair or wrongful dismissal redundancy or otherwise) or any breach by the Company of his terms of engagement or employment; there are no circumstances likely to lead to any such claims being made; and no gratuitous payment has been made or promised by the Company in connection with the termination or proposed termination of employment of any past or present director or employee.

11.8.3 No order has been or may be made for the reinstatement or re-engagement of any employee of the Company.

11.9      Industrial relations
          --------------------

          There is not and never has been any strike, picket, lock-out, go-slow, work-to rule or any other form of industrial dispute taken or threatened against the Company and to the best of knowledge, information and belief of the Vendors there are no facts or circumstances which might lead to any such industrial dispute.

11.10     Trade union recognition
          -----------------------

          No claim has been made by any trade union for recognition or for any improvement or amendment to the terms or conditions of employment of any employees of the Company and no claim for recognition has been referred to the Advisory Conciliation and Arbitration Service or to the Central Arbitration Committee nor is any trade union recognised by the Company in respect of any class of employees for any purpose whatsoever.

11.11     Working Time Regulations
          ------------------------

11.11.1 The Company has complied in full with its obligations under the Working Time Regulations 1998 (the "1998 Regulations") and, in particular and without limitation, with its record keeping obligations under Regulations 5(4) and 9 of the 1998 Regulations and the requirements under Regulations 4, 6, 7 and 8 of the 1998 Regulations.

11.11.2   The Disclosure Letter contains complete and accurate copies of:-

11.11.2.1 all relevant agreements entered into pursuant to the 1998 Regulations (or, if in standard form, a copy of the standard form) and a list of all workers covered by any such agreement; and

11.11.2.2 a list of all workers whom the Company regards as falling within the terms of Regulation 20 or 21 of the 1998 Regulations.

Part 12
-------

INSURANCE
---------

12.1      Full Cover
          ----------

          All assets of the Company of an insurable nature are and have at all material times been insured under policies arranged by the Company against fire and all other risks normally insured against and all such insurances are currently in full force and effect and nothing has been done or omitted to be done which would make any such policy of insurance void or voidable.

12.2      No Outstanding Claims
          ---------------------

          The Company has no claims outstanding under any insurance policy.

12.3      Details of insurance cover
          --------------------------

          The Disclosure Letter contains accurate information in relation to all policies of insurance maintained by the Company (or which is maintained by a third party but in which the Company has an interest) and includes all information which the Purchaser shall reasonably require in order to assess the liability to pay premiums and the cover afforded under such policies (including details of current premiums, excess levels, any unusual terms or conditions contained in such policies, a history of claims made by the Company at any time under any insurance policies and circumstances which have arisen and may give rise to a claim under such policies).

12.4      Premiums paid
          -------------

          All premiums payable in respect of any insurance policy in which the Company has an interest have been duly paid.

Part 13
-------

LITIGATION AND LEGAL PROCEEDINGS
--------------------------------

13.1      Defaults by the Company
          -----------------------

          The Company is not and since the Balance Sheet Date has not been:-

13.1.1 in default under any agreement, deed, instrument, arrangement or covenant to which it is a party or in respect of any other obligations or restrictions binding upon it;

13.1.2 liable in respect of any representations or warranties (whether express or implied) or other matters giving rise to a duty of care on the part of the Company; or

13.1.3 liable to any fine or penalty as a result of committing or omitting to do any act or thing which could give rise to such a liability; or

13.1.4 subject to any order or judgment given by any Court or government agency and has not been party to any undertaking or assurance given to any Court or governmental agency which is still in force;

13.2      Legal Proceedings
          -----------------

          The Company is not and has not since the Balance Sheet Date been engaged and there are no circumstances likely to lead to the Company becoming engaged in any legal proceedings (civil or criminal) or arbitration as plaintiff, defendant or otherwise howsoever except as plaintiff in normal debt collection and in respect of which the individual amount of debts due to the Company does not exceed (Pounds)5000.

13.3      Disputes with Government departments
          ------------------------------------

          There is no dispute with any revenue or other government, local authority, administrative, official department entity or agency in the United Kingdom or elsewhere, in relation to the affairs of the Company and there are no facts which may give rise to any such dispute.

13.4      Personal injury claims
          ----------------------

          There are no claims pending or threatened, or capable of arising against the Company by an employee or third party in respect of any accident or injury which are not fully covered by insurance.

13.5      Demands to pay
          --------------

          No demand has been served upon the Company under section 123 of the Insolvency Act 1986 and the Company has not received notice (whether formal or informal) from any lenders of money to the Company requiring repayment or intimating the enforcement by such lenders of any security which they may hold over any assets of the Company and there are no circumstances likely to give rise to any such notice being given.

13.6      Advertising materials
          ---------------------

          All advertising and marketing materials used in connection with the Company's business comply with all legal requirements in all countries in which these materials are used or proposed to be used. Such materials are not defamatory and there are no grounds under which such materials could be challenged for any reason whatsoever including, without limitation, defamation, trade libel or any analogous law.

Part 14
-------

ENVIRONMENTAL MATTERS
---------------------

14        Pollution
          ---------

          The Company has complied, and has adequate facilities to continue to comply, with all legislation relating to the disposal of industrial effluent.

FIFTH SCHEDULE
--------------

TAX DEED
--------

THIS DEED is made on                     1999
---------

BETWEEN:-
---------

(1) The persons whose names and addresses are set out in the schedule hereto ("Covenantors"); and
                   -----------

(2)       DOLLAR FINANCIAL UK LIMITED a company registered in England under No.
          ---------------------------
          3701758 whose registered office is at c/o Ernst & Young, Rolls House, 7 Rolls Building, Fetter Lane, London EC4A 1NH ("Purchaser").
                                                           ---------

1         INTRODUCTION
          ------------

1.1       By an Agreement ("Agreement") dated [    ] and made between (1) the
                            ---------
          Covenantors (2) the Purchaser and (3) Dollar Financial Group Inc., the Purchaser agreed to purchase the Shares (as defined in the Agreement).

1.2 Clause 4.2.12 of the Agreement provides that the Covenantors will deliver today a duly executed deed in this form.

2         DEFINITIONS AND INTERPRETATION
          ------------------------------

2.1 In this deed expressions defined in the Agreement shall bear the same meanings unless the context otherwise requires or unless they are expressly given different meanings.

2.2       In this deed unless the context otherwise requires:-

          "Accounts" means the audited consolidated balance sheet as at the
           --------
          Balance Sheet Date and the audited consolidated profit and loss account for the period ended on the Balance Sheet Date of the Company and the Subsidiaries together with the notes and directors' reports and other documents annexed to them (and for the purposes of identification only copies of the Accounts have been signed by or on behalf of the parties to the Agreement and are annexed thereto as appendix "A");

          "Accounts Relief" means any Relief which was taken into account in
           ---------------
          computing and so reducing or eliminating any provision for deferred Taxation which appears in the Accounts (or which, but for such Relief would have appeared in the Accounts) or any Relief treated or taken into account as an asset in the Accounts;

          "Balance Sheet Date" means 31 December 1998;
           ------------------

          "Claim" means any notice, demand, assessment, letter or other document
           -----
          issued, or action taken, by or on behalf of the Revenue or any other governmental or statutory authority, body or official, whether of the United Kingdom or elsewhere, whereby the Company is or may be placed under a liability to Taxation;

          "Company" means Cash a Cheque Holdings Great Britain Limited
           -------
          (registered number 3449905) and the Subsidiaries or any one or more of them;

          "Event" includes any act, omission, transaction or circumstance,
           -----
          including (without limitation) any change in the residence of, or the death of, any person, the execution of the Agreement and Completion;

          "Purchaser's Relief" means any Relief which is not an Accounts Relief
           ------------------
          and which occurs or arises as a result of an Event after Completion; "Relief" includes any loss, allowance, exemption, set-off, credit or
           ------
          deduction relevant to the computation of any Taxation or any right to repayment of Taxation;

          "Subsidiaries" means the companies listed in part 2 of the second
           ------------
          schedule to the Agreement or any one or more of them;

          "Taxation" includes all forms of taxation, duties (including stamp
           --------
          duty), levies, imposts, charges, withholdings, national insurance and other contributions, rates and PAYE liabilities (including any related or incidental penalty, fine, interest or surcharge) whenever created or imposed and whether of the United Kingdom or elsewhere.

2.3 A liability to Taxation which results from the loss, reduction, modification, nullification or cancellation of any Accounts Relief, or for which the Company would have been liable but for the utilisation or set-off of any Accounts Relief or Purchaser's Relief, shall for the purposes of this deed be deemed to be a liability equal to the amount (as appropriate) of:

2.3.1 Taxation which use of the relevant Relief would have saved (assuming Taxation to be otherwise payable); or

2.3.2 the repayment of Taxation to which the Company would otherwise have been entitled.

2.4 The covenants contained in this deed apply where the liability in question arises as a result of one or more Events or the combined effect of more than one Event, where all such Events occurred on or before Completion or where one such Event occurred on or before Completion outside the ordinary course of business of the Company and any such Event occurring after Completion was inside the ordinary course of business of the Company.

2.5 The covenants contained in this deed shall be construed as separate and independent and none of them shall be affected or restricted by any other except to the extent that any payment made by the Covenantors and received by the Purchaser in respect of one covenant shall discharge the same liability under the other covenants which shall arise out of the same subject matter.

2.6 In determining for the purposes of this deed whether a charge on or power to sell mortgage or charge any of the shares or assets of the Company exists at any time the fact that any Taxation is not yet payable or may be paid by instalments shall be disregarded and such Taxation shall be treated as becoming due and the charge or power to sell mortgage or charge as arising on the date of the transfer of value or other Event on or in respect of which it becomes payable or arises.

3         COVENANTS
          ---------

3.1 The Covenantors severally covenant with the Purchaser to pay to the Purchaser an amount equal to:-

3.1.1 any liability to Taxation of the Company in respect of, by reference to or in consequence of any income, profits or gains earned, accrued or received or deemed to have been or treated as or regarded as earned, accrued or received on or before Completion;

3.1.2 any liability to Taxation of the Company in respect of, by reference to or in consequence of any Event which occurred or is deemed to have occurred on or before Completion;

3.1.3 any liability to Taxation of the Company for which it is not primarily liable in respect of, by reference to or in consequence of any Event which occurred or is deemed to have occurred on or before Completion;

3.1.4 any liability to Taxation of the Company which is also a liability to Taxation of another person and which is payable by the Company by virtue of the other person failing to discharge such liability to Taxation and of the Company being at any time prior to Completion a member of the same group as any other person or otherwise connected with or related to such other person for Taxation purposes;

3.1.5 any liability to Taxation of the Company in respect of inheritance tax which:

3.1.5.1 is at or becomes after Completion, as a result of the death of any person within seven years after a transfer of value (or deemed transfer of value) on or before Completion, a charge on any of the shares or assets of the Company or gives rise to a power to sell mortgage or charge any of the shares or assets of the Company; or

3.1.5.2 arises as a result of a transfer of value occurring or being deemed to occur on or before Completion (whether or not in conjunction with the death of any person whenever occurring);

3.1.6 any Taxation for which the Company would have become liable pursuant to clauses 3.1.1 to 3.1.5 (inclusive) but for the utilisation or set off of some Accounts Relief or Purchaser's Relief;

3.1.7 the loss, reduction, modification, nullification or cancellation of some Accounts Relief occurring on or before Completion where such Accounts Relief would otherwise be available to the Company (disregarding for this purpose any other Relief);

3.1.8 any liability to Taxation of the Purchaser arising in respect any amounts paid or payable pursuant to clause 3.1 of this deed; and
3.1.9 all costs and expenses reasonably incurred by the Purchaser in enforcing the provisions of this deed.

3.2.1 All sums payable by the Covenantors under the covenants contained in this deed shall be paid free and clear of all deductions or withholdings or rights of counterclaim or set-off unless the deduction or withholding is required by law.

3.2.2 If the Covenantors are required by law to make any deduction or withholding from any payment under this deed, the sum due from the Covenantors in respect of such payment shall be increased to the extent necessary to ensure that after the making of such deduction or withholding the Purchaser receives and retains a net sum equal to the sum it would have received had no deduction or withholding been required to be made.

4         EXCLUSIONS
          ----------

4.1 The covenants in clause 3.1 shall not apply to any liability to Taxation to the extent that:-

4.1.1     provision or reserve in respect of it was made in the Accounts;

4.1.2 the Purchaser has recovered damages from the Covenantors for breach of any Warranties in respect of the same liability provided that where the amount recovered is less than that claimable under this deed, this limitation shall not exclude a claim for the excess;

4.1.3 the liability in question arises or is increased as a result of the passing or coming into force of, or any change in, after the date of this deed, any law, regulation, directive or any published administrative practice of any Taxation authority or any increase in the rates of Taxation not actually or prospectively in force at the date of this deed;

4.1.4 the liability in question would not have arisen but for a voluntary act or omission of the Purchaser or the Company after the date of this deed outside the ordinary course of business of the Company or the Purchaser (as the case may be (unless pursuant to an obligation incurred prior to the date of this deed, or taking place with the approval of all or any of the Covenantors) and which the Purchaser or the Company was, or ought reasonably to have been, aware could give rise to a liability to Taxation;

4.1.5 the liability in question arises or is increased by reason of or in consequence of:

4.1.5.1 any claim, disclaimer or election made or notice or consent given by the Purchaser or the Company after the date of this deed including (without prejudice to the generality of the foregoing) any disclaimer of capital allowances; or

4.1.5.2 any failure by the Company after the date of this deed to make any claim, election, surrender or disclaimer or give any notice after Completion, the making or giving of which was taken into account in the Accounts and was set out in the Disclosure Letter by reference to this clause;

4.1.6 the liability in question was paid or discharged before the Balance Sheet Date;

4.1.7 the liability in question arises or is increased as a result of any changes made after Completion in the accounting policies or practices or any Taxation reporting practice or the length of any accounting period for Taxation purposes of the Purchaser or a Company;

4.1.8 Reliefs arising before Completion other than Accounts Reliefs are available to set against the liability in question;

4.1.9 the liability in question is interest and penalties which arises as a result of a Company failing to submit the returns and computations required to be made by them or not submitting such returns and computations within the prescribed time limits, in each case after Completion unless such failure arises as a result of acts done or omitted to be done by the Covenantors;

4.1.10 the liability in question arises as a result of transactions entered into and any actual (as opposed to deemed) income, profits or gains earned, accrued or received, in either case after the Balance Sheet Date in the ordinary course of the Company's business;

4.1.11 the liability in question arises as a result of the provision for Taxation in the Accounts being insufficient because profits actually received before the Balance Sheet Date were in error not included in the Accounts.

4.1.12 the liability in question is interest and penalties which arises as a result of the failure of the Purchaser to comply with any time limits in clause 7 (Conduct of Claims) of this deed.

4.2 Clauses 7.2, 7.3.1, 7.4, 7.5, 7.6 and 7.9 of the Agreement shall have effect as if they were set out in full in this deed with any necessary amendments to ensure that they limit the liability of the Covenantors under his deed in the same manner and to the same extent as they limit the liability of the Vendors under the Agreement.

5         WAIVER
          ------

          No delay or omission of the Purchaser in exercising any rights under this deed shall prejudice such rights or be construed as a waiver or partial waiver of such rights, nor shall it exclude the further exercise of such rights.

6         PAYMENT
          -------

6.1 The Covenantors shall pay any amounts due under this deed in sterling in cleared funds:

6.1.1 not less than two business days prior to the date on which the Taxation in question is payable to the authority or official or person demanding it; or

6.1.2 (where a liability to Taxation relates to the loss, nullification or cancellation of a right to a repayment of Taxation) not less than two business days prior to the date when the Company would have been entitled to receive a repayment of Taxation were it not for its loss, nullification or cancellation; or

6.1.3 (in respect of any other amounts due under this deed including the loss or use of any Accounts Relief or Purchaser's Relief) within five business days after the Purchaser shall make a demand for such amounts.

6.2 Any sums not paid by the Covenantors on the due date for payment as specified in this clause shall bear interest (which shall accrue from day to day after as well as before any judgment for the same) at the annual rate of 3 percentage points above the base rate of National Westminster Bank plc from time to time from the due date up to and including the day of actual payment of such sums, such interest to be compounded quarterly and paid by the Covenantors on demand by the Purchaser.

7         CONDUCT OF CLAIMS
          -----------------

7.1 The Purchaser shall or shall procure that the Company shall give notice to the Covenantors as soon as reasonably practicable (and in any event within 15 business days in the case of an assessment to Taxation) after it shall become aware of any Claim in respect of which a claim may be made pursuant to this deed.

7.2 The Purchaser shall and shall procure that the Company shall provide such relevant information and documentation as the Covenantors may reasonably request to avoid, dispute, resist, appeal, compromise or defend any Claim and any adjudication in respect thereof ("dispute") subject to the
                                                -------
          Purchaser and the Company being indemnified and secured to the Purchaser's reasonable satisfaction by the Covenantors against all losses, costs, expenses, damages, interest, penalties and surcharges thereby incurred.

7.3 Subject to the provisions of this clause 7, any dispute relating to a liability to Taxation shall be conducted by the Covenantors but:

7.3.1 the Covenantors shall keep the Purchaser fully informed of all relevant matters and shall promptly forward or procure to be forwarded to the Purchaser copies of all relevant correspondence and other relevant information and documentation;

7.3.2 all communications written or otherwise relating to the dispute which are to be transmitted to a Taxation authority shall first be submitted to the Purchaser for approval and shall only be finally transmitted if such approval is given, such approval not to be unreasonably withheld;

7.3.3 the appointment of solicitors or other professional advisers shall be subject to the prior written approval of the Purchaser, such approval not to be unreasonably withheld;

7.3.4 the Covenantors shall make no settlement or compromise of the dispute nor agree any matter in the conduct of such dispute which is likely to increase the amount thereof or the future Taxation liability of the Purchaser or the Company without the prior approval of the Purchaser, such approval not to be unreasonably withheld.

7.4 The Purchaser or the Company may without reference to any of the Covenantors admit, settle, discharge, compromise or otherwise deal with any outstanding or future Claim (without prejudice to their rights under this deed) if:

7.4.1 the Covenantors serve a notice on the Company or the Purchaser to the effect that in relation to any such dispute the Covenantors do not wish to take up or continue the conduct thereof;

7.4.2 a period of 15 business days has expired following the service of notice by the Purchaser or, as the case may be, the Company on the Covenantors pursuant to clause 7.1 where either the Covenantors have not made a request to the

          Purchaser in accordance with clause 7.2 or the Covenantors have made such a request but have failed to provide a duly executed indemnity and security in the manner stipulated by the Purchaser within the said period;

7.4.3 the Covenantors unreasonably delay or otherwise act unreasonably in dealing with any matter and the Purchaser has served notice on the Covenantors notifying them that they wish to take over conduct of the matter and the Covenantors do not deal with the outstanding matter within 15 business days of service of such notice; or

7.4.4 the Covenantors or the Company have committed any acts or omissions prior to Completion which constitute fraud or wilful default.

7.5 The Covenantors shall be bound to accept for the purposes of the covenants contained in this deed any admission, settlement, discharge or compromise of any Claim and the outcome of any proceedings relating thereto made or arrived at in accordance with the procedures set out in clause 7.4.

7.6 If the Covenantors do not exercise their right to request the Purchaser to take action pursuant to clause 7.2, they shall supply the Company and the Purchaser free of charge with all relevant information, books, papers and other documents in the possession or under the control of all or any of them and shall give or procure the giving (as appropriate) of such statements and other reasonable co-operation by the Covenantors as the Company or the Purchaser may reasonably request or require for the purpose of resisting any Claim.

8.        OVERPROVISIONS AND RELIEFS
          --------------------------

8.1 The Covenantors shall be entitled to require the Purchaser to request the auditors for the time being of the Company to determine (as experts and not as arbitrators and at the expense of the Covenantors) whether any provision for Taxation in the Accounts (excluding any provision for deferred Taxation) has proved to be an overprovision, and the amount of any overprovision so determined shall be dealt with as follows:

8.1.1 the amount of the overprovision shall first be set off against any payment then due from the Covenantors under this deed;

8.1.2 to the extent there is an excess, a refund shall be made to the Covenantors of any previous payment or payments made by the Covenantors under this deed and not previously refunded under this clause up to the amount of such excess; and

8.1.3 to the extent that the excess referred to in paragraph 8.1.2 is not exhausted under that sub-clause, the remainder of that excess shall be carried forward and set off against any future payment or payments which become due from the Covenantors under this deed.

8.2 If any liability to Taxation which has resulted in a payment having been made by the Covenantors under this deed has given rise to a Relief for a Company or the Purchaser which would not otherwise have arisen or a tax refund or repayment is made in respect of a period ending on or before the Accounts Date which is not an Accounts Relief, then:

8.2.1 the Purchaser shall procure that full details of the Relief, refund or repayment are given to the Covenantors as soon as reasonably practicable; and

8.2.2 any tax refund or repayment shall be set off against (and to the extent of) any payment due from the Covenantors under this deed and to the extent that there is any excess, a refund shall be made to the Covenantors of any previous payment or payments made by the Covenantors under this deed and not previously refunded under this clause up to the amount of such excess; and

8.2.3 the Purchaser shall procure that the Company use any Relief (to the extent permitted by law) as soon as reasonably practicable; and

8.2.4 as and when the liability of a Company or the Purchaser to make an actual payment of or in respect of Taxation is reduced by reason of that Relief the Purchaser shall make a payment to the Covenantors of an amount equal to the amount by which that liability is so reduced up to the amount of any previous payment or payments made by the Covenantors under this deed and not previously refunded under this clause; and

8.2.5 to the extent there is any excess under clauses 8.2.2 and 8.2.4, such excess shall be carried forward and set off against any future payment or payments which become due from the Covenantors under this deed.

9.        CLAIMS AGAINST THIRD PARTIES
          ----------------------------

9.1 Where the Covenantors have made a payment under this deed and a Company becomes aware that it is entitled to recover from any third party (including a

          Taxation Authority but excluding any other Company) any sum in respect of the liability to which the payment made by the Covenantors relates, the Purchaser shall notify the Covenantors of the entitlement as soon as reasonably practicable after it shall become aware thereof.

9.2 The Purchaser shall or shall procure that the Company shall (at the request and expense of the Covenantors and upon the Covenantors indemnifying and securing the Purchaser and the Company to the reasonable satisfaction of the Purchaser against all costs or expenses which may thereby be incurred) take such action as the Covenantors shall reasonably request to enforce such recovery as is mentioned in clause 9.1 against the third party in question and shall as soon as reasonably practicable thereafter account to the Covenantors for any sums so recovered less costs and expenses incurred (including any interest or repayment supplement paid by the third party) up to an amount not exceeding any amount paid by the Covenantors to the Purchaser under clause 3 in respect of the same matter.

10.       PURCHASER'S COVENANTS
          ---------------------

10.1 The Purchaser covenants with the Covenantors to pay to the Covenantors an amount equal to any corporation tax liability of any Company (together with all interest, penalties, costs and expenses incurred by the Covenantors in connection therewith) in respect of any accounting period of the Company beginning before the date of the Agreement which is assessed on the Covenantors pursuant to sections 767A, 767AA and 767B ICTA.

10.2      Any payment which the Purchaser is obliged to make pursuant to clause
          10.1 shall be made on or before the date which is three business days before the Covenantors are obliged to pay the corporation tax in question in order to avoid interest or penalties and any payment not made on or before the due date for payment pursuant to this clause shall carry interest at the rate of 3 per cent above the base rate of National Westminster Bank plc from the due date until payment provided that no interest shall run under this clause 10.2 at the same time as interest is accruing on unpaid Taxation in respect of which interest, the Covenantors receive full recovery having made a claim under clause 10.1.

10.3 The Purchaser shall be entitled to set off against any amount which it is liable to pay to the Covenantors under this clause 10 any amount which the Covenantors are liable to pay to the Purchaser under clause 3 of this deed.

11.       CONDUCT OF TAX AFFAIRS
          ----------------------

11.1 The Purchaser and/or the Company shall have conduct of the preparation, submission to and negotiation and agreement with the Inland Revenue or any other Taxation authority of any corporation tax return or computation in respect of any accounting period of the Company ended on or before the Balance Sheet Date (the costs of all or any of which shall be borne by the Company).

11.2 The Covenantors shall provide the Purchaser or the Company, at the Company's expense, with such documents, information and assistance as either may reasonably require in connection with the preparation, submission and negotiation and agreement with the Inland Revenue or any other Taxation authority of any return or corporation referred to in clause 11.1.

11.3 The Purchaser shall or shall procure that the Company shall provide the Covenantors with copies of the corporation tax return and computations relating to the accounting period of the Company ended on the Balance Sheet Date prior to their submission to the Inland Revenue or other Taxation authority and shall take account of the Covenantors' reasonable comments but shall not be bound to make any amendment to such tax return or computations as a result.

12        GENERAL
          -------

12.1 Each of the Covenantors hereby irrevocably appoints Luke Johnson, Terence Norris and Paul May jointly to be his/its true and lawful attorney ("Covenantors' Representatives") with full power for him and
                     ----------------------------
          in his name or in the names of the Covenantors' Representatives and on behalf of the relevant Covenantor to do and perform any of the acts and things to be done and performed by the relevant Covenantor under this deed, to receive any notice to be sent to any one or more of the Covenantors, to give any notice on behalf of the Covenantors and to approve, complete, sign, execute and deliver any and all documents and deeds (other than this deed) as the Covenantors'

          Representatives, in their absolute discretion, may think necessary or desirable to be approved, completed, signed, executed or delivered by the relevant Covenantor in connection with or relating to any matters relating to this deed.

12.2 Should a Covenantors' Representative from time to time be replaced by the Covenantors, the former Covenantors' Representative and the newly appointed Covenantors' Representative shall give notice to that effect, together with evidence of the agreement of all of the Covenantors to the appointment, to the Purchaser within five business days of such appointment.

13        REDUCTION OF PURCHASE PRICE
          ---------------------------

          Any amounts payable pursuant to this deed shall be deemed to constitute a reduction in the Consideration.

14.       ASSIGNMENT
          ----------

          The provisions of clauses 12.4 and 12.5 of the Agreement shall apply equally to this deed.

15.       NOTICES
          -------

          The provisions of clause 15 of the Agreement shall apply equally to this deed.

16.       LAW
          ---

          The provisions of clause 16 of the Agreement shall apply equally to this deed.

                                   SCHEDULE
                                   --------
                               (the Covenantors)
                                ---------------

Luke Oliver Johnson                     Nicholas Grant Cornwell
28 Monmouth Road                        Allerton House
London W2 4UT                           Green Lane
                                        Isham
                                        Kettering
                                        Northants NN4 1HP

Jacqueline Cornwell
Allerton House
Green Lane
Isham
Kettering
Northants NN4 1HP

Paul Edward May                         Katherine Louise May
Poplars Farm                            Poplars Farm
High Street                             High Street
Shutlanger                              Shutlanger
Towcester                               Towcester
Northants                               Northants
NN12 8SQ                                NN12 8SQ

Gordon Stuart Douglas McLure            Terence John Norris
"The Bails"                             Woodlands
Boughton Hall                           Dukes Covert
Boughton                                Bagshot
Northampton                             Surrey GU19 5HU
NN2 8SQ

Gillian Norris                          Anthony Osborne
Woodlands                               35 Western Drive
Dukes Covert                            Hanslope
Bagshot                                 Milton Keynes
Surrey                                  Buckinghamshire
GU19 5HU                                MK19 7LB

Beverley William Deacon Ripley          Brigitte Ripley
Blackmoor Farm                          Blackmoor Farm
Ockham Lane                             Ockham Lane
Cobham                                  Cobham
Surrey                                  Surrey
KT11 1LZ                                KT11 1LZ

Ian Salkeld
30 Felstead Road
Wanstead
London
E11 2QJ

AIB Nominees (Jersey) Limited           Francis Guy Lewis Askham
AIB House                               Charter Court
PO Box 468                              Third Avenue
Grenville Street                        Southampton
St Helier                               Hampshire
Jersey  JE4 8WT                         S015 0AP
Channel Islands

Avrocet Trading Company Limited         Timothy Brosnan
PO Box 182                              8 Burcote
Channel House                           Walton on Thames
Forest Lane                             Surrey
St Peter Port                           KT13 0HG
Guernsey GY1 2NF
Channel Islands

Brian Chard                             Leslie Clarke
2 Smithy Lane                           Balsoon House
Lower Kingswood                         Bective Havan
Surrey                                  Co Meath
KT20 6PT                                Eire

Carola Cooper                           Rupert Cooper
Edington Priory                         Edington Priory
near Westbury                           near Westbury
Wiltshire                               Wiltshire
BA13 4QR                                BA13 4QR

Robin Fell                              Conrad Free
348 Goldhawk Road                       Barnes Green House
Hammersmith                             43 Church Road
London W6 0XF                           London SW13 9HQ

Sharon Fynes                            Martin Anthony Kilduff
c/o Elgin Capital Ltd                   c/o Elgin Capital Ltd
19 Elgin Road                           19 Elgin Road
Ballsbridge                             Ballsbridge
Dublin 4                                Dublin 4
Eire                                    Eire

The Royal Bank of Scotland Trust        Umradia Hansa
Company (IOM) Limited                   4 Virginia Close
as Trustees of the Amoeba Fund          High Point
PO Box 151                              Luton
Victoria House                          Bedfordshire
Prospect Hill                           LU2 7LX
Douglas
Isle of Man

Continental Assets & Securities         Glenross International Limited
Limited                                 Centurion House
4 BIS                                   PO Box 702
Louis Larcher                           Berisford Street
Beaubassin                              St Helier
Mauritius                               Jersey
                                        Channel Islands

Valmet Isle of Man Limited              Horsford Limited
Valmet House                            c/o Edwards & Hartley
Summerhill Business Park                PO Box 237
Victoria Road                           Peregrine House
Douglas                                 Peel Road
Isle of Man IM1 2PT                     Douglas
                                        Isle of Man IM99 1SU

SIGNED AS A DEED by           )
JACQUELINE CORNWELL           )
in the presence of:-          )


SIGNED AS A DEED by           )
PAUL EDWARD MAY               )
in the presence of:-          )


SIGNED AS A DEED by           )
KATHERINE LOUISE MAY          )
in the presence of:-          )


SIGNED AS A DEED by           )

GORDON STUART DOUGLAS         )
McLURE                        )
in the presence of:-          )


SIGNED AS A DEED by           )
TERENCE JOHN NORRIS           )
in the presence of:-          )


SIGNED AS A DEED by           )
GILLIAN NORRIS                )
in the presence of:-          )

SIGNED AS A DEED by           )
ANTHONY OSBORNE               )
in the presence of:-          )


SIGNED AS A DEED by           )
BEVERLEY WILLIAM              )
DEACON RIPLEY                 )
in the presence of:-          )


SIGNED AS A DEED by           )
BRIGITTE                      )
RIPLEY                        )
in the presence of:-          )


SIGNED AS A DEED by           )
IAN SALKELD                   )
in the presence of:-          )

SIGNED AS A DEED by           )
BRIAN CHARD                   )
in the presence of:-          )


SIGNED AS A DEED by           )
LESLIE CLARKE                 )
in the presence of:-          )


SIGNED AS A DEED by           )
CAROLA COOPER                 )
in the presence of:-          )


SIGNED AS A DEED by           )
RUPERT COOPER                 )
in the presence of:-          )

EXECUTED AS A DEED by         )
AIB NOMINEES (JERSEY)         )
LIMITED                       )
acting by                     )
                              )
and                           )
                              )


SIGNED AS A DEED by           )
FRANCIS GUY LEWIS             )
ASKHAM                        )
in the presence of:-          )


EXECUTED AS A DEED by         )
AVROCET TRADING               )
COMPANY LIMITED               )
acting by                     )
                              )
and                           )
                              )


SIGNED AS A DEED by           )
TIMOTHY BROSNAN               )
in the presence of:-          )

SIGNED AS A DEED by           )
ROBIN FELL                    )
in the presence of:-          )


SIGNED AS A DEED by           )
CONRAD FREE                   )
in the presence of:-          )


SIGNED AS A DEED by           )
SHARON FYNES                  )
in the presence of:-          )


SIGNED AS A DEED by           )
MARTIN ANTHONY KILDUFF        )
in the presence of:-          )

EXECUTED AS A DEED by         )
THE ROYAL BANK OF             )
SCOTLAND TRUST COMPANY        )
(IOM) LIMITED                 )
acting by                     )
                              )
and                           )
                              )


SIGNED AS A DEED by           )
UMRADIA HANSA                 )
in the presence of:-          )


EXECUTED AS A DEED by         )
CONTINENTAL ASSETS &          )
SECURITIES LIMITED            )
acting by                     )
                              )
and                           )
                              )

EXECUTED AS A DEED by         )
GLENROSS INTERNATIONAL        )
LIMITED                       )
acting by                     )
                              )
and                           )
                              )


EXECUTED AS A DEED by         )
VALMET ISLE OF MAN            )
LIMITED                       )
acting by                     )
                              )
and                           )
                              )


EXECUTED AS A DEED by         )
HORSFORD LIMITED              )
acting by                     )
                              )
and                           )
                              )

EXECUTED AS A DEED by         )
DOLLAR FINANCIAL UK LTD       )
acting by                     )
                              )
and                           )
                              )


Director:


Director/Secretary:

SIXTH SCHEDULE
--------------

EARN OUT
--------

1.        Definitions
          -----------

          For the purposes of this schedule, unless the context otherwise requires:

          "Adjusted Relevant Profits" shall mean and be computed in accordance
           -------------------------
          with paragraph 3 of this schedule and calculated by reference to the Relevant Accounts;

          "Business" shall mean the means all or any part of the Group's
           --------
          business of First Party Cheque Cashing, Third Party Cheque Cashing, Money Transfers, pawn broking, the sale of mobile telephones, prepaid telephone cards, retail jewellery sales and jewellery repairs as carried on during the Earn Out Period together with any other activities which shall constitute an Accepted Relevant Alteration;

          "Bonus Payments" shall mean any bonus payments payable to any one of
           --------------
          or all of Paul May, Terry Norris and Ian Salkeld if the Group achieves those targets specified in clause 4.3 of their service agreements;

          "Central Overheads" means all costs associated with the operation of
           -----------------
          the Group and which are not directly attributable to the Properties or Substituted Properties and shall include:-

          (a) the wages, salaries, bonuses and associated payroll taxes and national insurance of all staff employed at the head office including all directors;

          (b)  the rent and rates for the head office; and

          (c) other costs necessary for the operation of the head office function including heat, light, water, telephones, security, cleaning, stationery, printing and postage;

          "Earn Out Period" means the period from 1 July 1999 to 30 June 2000
           ---------------
          inclusive;

          "EBITDA" means Operating Profit (as shown in the Relevant Accounts)
           ------
          plus depreciation and amortisation;

          "Executives" means Paul May, Terry Norris, and Ian Salkeld;
           ----------

          "Independent Accountants" means such firm of Chartered Accountants as
           -----------------------
          the Vendors and the Purchaser may appoint to act as the "Independent Accountants" in accordance with this schedule or, (if the parties fail to so agree within 14 days after either party shall have nominated a particular firm in accordance with paragraph 4), such firm as may be appointed (at the request of either party) by the President for the time being of the Institute of Chartered Accountants in England and Wales;

          "Initial Payment" means the amount of (Pounds)8,000,000 to be paid on
           ---------------
          Completion either to the Vendors' Solicitors, pursuant to clause
          4.5.1.1 or to the Escrow Account pursuant to clause 4.5.1.2;

          "Instalment" means either the Second Instalment or the Third
           ----------
          Instalment;

          "LIBOR" means London Inter Bank Offered Rate;
           -----

          "New Properties" means any stores opened by the Group in relation to
           --------------
          the Business after Completion other than Substituted Properties;

          "Proposed Board" means the new proposed board of directors of the
           --------------
          Company and each of its Subsidiaries immediate after Completion, comprising Donald Gayhardt, Jeff Weiss, Richard Dorfman, Cameron Hetherington, Paul May, Terry Norris, and Ian Salkeld as directors and
          P. Sokolowski as the company secretary;

          "Purchaser's Group" means the Purchaser and any undertaking which
           -----------------
          shall be its parent undertaking and any undertaking which shall be a subsidiary undertaking of the Purchaser or any such parent undertaking for the time being and any of them other than the Company;

          "Relevant Accounts" means the profit and loss accounts for the period
           -----------------
          of twelve months ending on 30 June 2000 of the Group in relation to the Business prepared as if they are audited accounts on a statutory basis as carried on from the Properties and any Substituted Property (but not from any New Properties) which shall be prepared by the Purchaser pursuant to paragraph 4 of this schedule in accordance with generally accepted UK accounting practices and principles, including Statements of Standard Accounting Practice and Financial Reporting Standards and subject thereto on a basis consistent with and using the accounting principles, policies and practices adopted in the Accounts but excluding any policies which would breach UK GAAP as at 30 June 2000;

          "Relevant Profits" shall mean and be computed in accordance with
           ----------------
          paragraph 2 of this schedule and calculated by reference to the Relevant Accounts;

          "Relevant Statement" means a statement showing the adjustments, if
           ------------------
          any, which are required to be made to the Relevant Accounts in order to arrive at the Relevant Profits and the Adjusted Relevant Profits together with a statement of an amount of the Second and Third Instalment (if any) to be issued pursuant to paragraph 4 of this schedule;

          "the Reporting Accountants" means Ernst & Young of 14 King Street,
           -------------------------
          Leeds LS1 2JN acting on behalf of the Purchaser;

          "Reviewing Accountants" means BDO Stoy Hayward of 8 Baker Street,
           ---------------------
          London acting on behalf of the Vendors;

          "Second Instalment" means an amount calculated in accordance with the
           -----------------
          following formula:

          if the Relevant Profits shall be less than (Pounds)2,167,000 the Second Instalment shall be nil;

          if the Relevant Profits shall be (Pounds)2,167,000 or more then the Second Instalment shall be calculated as follows before deducting any Bonus Payments:

          --------------------------------------------------------------------------
             Relevant       Multiple      Total          Less Initial      Second
             Profits                     Payment        Consideration    Instalment
          (Pounds)'000                (Pounds)'000       (Pounds)'000   (Pounds)'000
          --------------------------------------------------------------------------
          (Pounds)2,167       4.25    (Pounds)9,210     (Pounds)8,000   (Pounds)1,210
          --------------------------------------------------------------------------
          (Pounds)2,384       4.55    (Pounds)10,847    (Pounds)8,000   (Pounds)2,847
          --------------------------------------------------------------------------
          (Pounds)2,600       4.65    (Pounds)12,090    (Pounds)8,000   (Pounds)4,090
          --------------------------------------------------------------------------
          (Pounds)2,817       4.75    (Pounds)13,380    (Pounds)8,000   (Pounds)5,381
          --------------------------------------------------------------------------
          (Pounds)3,034       4.75    (Pounds)14,412    (Pounds)8,000   (Pounds)6,412
          --------------------------------------------------------------------------
          (Pounds)3,168       4.75    (Pounds)15,048    (Pounds)8,000   (Pounds)7,048
          --------------------------------------------------------------------------

          If the Relevant Profits shall fall between any two sums in column 1 of the table above, the Second Instalment shall be calculated by applying the lower of the two multiples, set opposite those sums in column 2 of the above table.

          For example, if the Relevant Profits shall be (Pounds)2,700,000, the relevant multiple shall be 4.65 (because the multiple used to calculate the Total Payment based on Relevant Profits of (Pounds)2,600,000 is 4.65 whereas the multiple used where the Relevant Profits are (Pounds)2,817,000 is 4.75).

          The Second Instalment shall not in any circumstances exceed (Pounds)7,048,000 (seven million and forty eight thousand pounds);

          "Substituted Property" means a property which shall be acquired by the
           --------------------
          Group during the Earn Out Period within a radius of one and one half miles from any of the Properties ("the Original Property") and to
                                             ---------------------
          which the business carried on at the Original Property shall be transferred because the lease of the Original Property shall have been terminated or some other event shall have occurred;

          "Third Instalment" means an amount calculated in accordance with the
           ----------------
          following formula:

          If the Adjusted Relevant Profits shall be (Pounds)3,255,000 or more then the Third Instalment shall be calculated as follows:

          --------------------------------------------------------------------------
              Adjusted         Multiple       Incremental         Third Instalment
          Relevant Profits                  Surplus Payment
            (Pounds)'000                      (Pounds)'000          (Pounds)'000
          --------------------------------------------------------------------------
          (Pounds)3,255           4.63        (Pounds)659           (Pounds)659
          --------------------------------------------------------------------------
          (Pounds)3,469           4.51        (Pounds)574           (Pounds)1,233
          --------------------------------------------------------------------------
          (Pounds)3,690           4.37        (Pounds)480           (Pounds)1,713
          --------------------------------------------------------------------------
          (Pounds)3,906           4.23        (Pounds)397           (Pounds)2,110
          --------------------------------------------------------------------------
          (Pounds)4,127           4.15        (Pounds)605           (Pounds)2,715
          --------------------------------------------------------------------------
          (Pounds)4,347           4.10        (Pounds)696           (Pounds)3,411
          --------------------------------------------------------------------------

          If the Adjusted Relevant Profits shall fall between any two sums (the "lower sum" and "higher sum") in column 1 in the table above, the
           ---------       ----------
          Third Instalment shall be calculated by:-

          (a) multiplying the lower sum by the multiple set opposite it in column 2 of the table;

          (b) adding to that resultant sum, the amount obtained by multiplying the Adjusted Relevant Profits to the extent that they shall exceed the lower sum by the multiple set opposite the higher sum in that column; and

          (c)  deducting a sum equal to (Pounds)14,412,000.

          For example, if the Adjusted Relevant Profits shall be (Pounds)3,800,000, the first (Pounds)3,690,000 shall be multiplied by
          4.37 and the balance of (Pounds)110,000 shall be multiplied by 4.23).

          The Third Instalment shall not in any circumstances exceed (Pounds)3,411,000 (three million, four hundred and eleven thousand pounds).

          "Turnover" means the gross value of all of the following: (i) Customer
           --------
          Cheques; (ii) Third Party Cheques; (iii) pawnbroking interest and charges; (iv) money transfers; and (v) other sales.

2.        Relevant Profits
          ----------------

          For the purposes of this schedule "Relevant Profits" shall mean the
                                             ----------------
          gross profit on the ordinary activities of the Business of the Group from the Properties and any Substituted Property (but not any new properties from which the Group may trade during the Earn Out Period) as shown in the Relevant Accounts (after making any adjustments considered by Reporting Accountants to be necessary so that the Relevant Accounts comply with the provisions of this schedule); but

2.1 after charging or providing for all losses, costs, charges and expenses borne or incurred by the Group which are directly attributable to the Properties and Substituted Properties (but not New Properties), accounted for in accordance with past practices and properly chargeable against revenue in the period to which the Relevant Accounts relate (save as provided for in paragraph 2.2) including:

2.1.1     the following expenses incurred in managing the Group's shops:

          (a)  staff costs (including contributions to pension schemes);

          (b)  bank charges;

          (c)  print, post and stationery;

          (d)  telephone;

          (e)  cash delivery costs;

          (f)  over/under paid cash;

          (g)  cash differences in the safe;

          (h)  recruitment costs;

          (i)  but excluding costs which shall be central overheads.

2.1.2     bad debts incurred net of recoveries but after recovery costs;

2.1.3 expenditure in connection with short-term leasing or hiring commitments incurred directly for the purposes of the Group's Business (but not lease finance agreements made to finance the acquisition of fixed assets);

2.1.4 all rental and other costs in relation to the occupation by the Group (including insurance, utility and security costs) of the Properties and any Substituted Properties from time to time occupied by them for the purpose of carrying on their Business;

2.1.5 a contribution (equal to 0.59% of Turnover as shown in the Relevant Accounts) towards the costs of the central overheads of the Group; and

2.1.6 all liabilities, losses, costs, charges and expenses borne or incurred by the Group in relation to the Time to Insure Agreement (subject to paragraph 2.3); and

2.1.7 a provision (equal to 0.39% of Turnover notionally on account of advertising expenses incurred by the Group; and such provision shall be included in substitution for the figure in the Relevant Accounts (in substitution for any advertising expenses actually incurred) whether the advertising expenses actually incurred shall be greater or less than such provision.

2.2 before crediting to, charging against, including or making provision in those accounts for any of the following:-

2.2.1     any profits or losses of a capital nature;

2.2.2 any interest payable or receivable by the Group other than provided for in paragraph 2.1.5 above;

2.2.3 corporation tax and any other form of Taxation levied upon or measured by profits or gains;

2.2.4     depreciation and amortisation;

2.2.5     any appropriation to or from reserves of a capital or revenue nature;

2.2.6     any dividends paid or proposed to be paid by the Group; and

2.2.7     any advertising expenses actually incurred.

2.3 after crediting earnings receivable from the Group's other activities including revenue from the Time to Insure Agreement for cheque cashing and a contribution to the overheads of the Properties from which Time to Insure operates pursuant to clause 12 of that agreement and royalties from South as specified in the South Agreement (but only to the extent that such revenues and royalties would be recognised in accounts drawn up with generally accepted accounting practice in the
          UK);

2.4       after reflecting:-

2.4.1 any items to be included in or excluded from the Relevant Accounts pursuant in paragraph 6.6; and

2.4.2 (if any member of the Purchaser's Group shall open an outlet carrying on a business which is the same as the Group's Business within 3 miles of any of the Properties or the Substituted Properties ("Impaired
                                                                   --------
          Store") the amount (if any) by which the planned store contribution
          -----
          (as specified in the Business Plan) of each Impaired Store shall exceed the actual contribution from each Impaired Store during the Earn Out Period.

3.        Adjusted Relevant Profits
          -------------------------

          For the purposes of this schedule "Adjusted Relevant Profits" shall
                                             -------------------------
          mean the gross profit on the ordinary activities of the Business of the Company from the Properties and the New Properties (together, the
                                                                  -------------
          "Enlarged Property Portfolio") as shown in the Relevant Accounts
           ---------------------------
          (after making any adjustments considered by Reporting Accountants to be necessary so that the Relevant Accounts comply with the provisions of this schedule); but

3.1       after taking into account all the matters specified in paragraphs 2.1,
          2.2 and 2.3 of this schedule as they shall apply to the Enlarged Property Portfolio other than paragraph 2.1.5;

3.2 after an interest charge of (Pounds)347 per month for each new location acquired by the Group after Completion; and

3.3 after charging or providing for all costs (other than those specifically excluded in paragraph 2.2) of the central overheads of the Group.

4.        Preparation and agreement of Relevant Accounts
          ----------------------------------------------

4.1 The Purchaser shall procure that draft Relevant Accounts shall be prepared with all reasonable speed following the end of the Earn Out Period with a view to the Reporting Accountants reporting that in their opinion the Relevant Accounts have been prepared in accordance with this schedule.

4.2.1 As soon as practicable after the draft of the Relevant Accounts becomes available the Purchaser shall instruct the Reporting Accountants to prepare their report (if necessary after making any changes to the draft of the Relevant Accounts which the Reporting Accountants shall consider to be necessary so that the Relevant Accounts comply with this schedule) together with a draft of the Relevant Statement;

4.2.2 If the Relevant Accounts and the Relevant Statement shall not be prepared within three months of the end of the Earn Out Period (other than as a consequence of any failure by any of the Vendors), the Purchaser shall pay to the Vendors interest on the Second and Third Instalments, if any, at the rate of LIBOR plus 5% with effect from the third month after the end of the Earn Out Period until the date of actual payment.

4.3 The Reporting Accountants shall have access to all the Group's books, documents and records, directors and staff which/whom it shall be reasonably necessary for them to investigate or interview in relation to their report on the Relevant Accounts and the preparation of the Relevant Statement.

4.4 As soon as they shall have completed their report, the Reporting Accountants shall submit the draft of the Relevant Accounts (incorporating any amendments which the Reporting Accountants shall consider to be necessary so that they comply with this schedule) with a draft of the Relevant Statement to the Vendors, the Purchaser and the Reviewing Accountants.

4.5 The Reviewing Accountants shall notify the Reporting Accountants in writing whether or not they agree that the draft Relevant Accounts and the draft of the Relevant Statement as submitted to them have been prepared in accordance with this schedule within 28 days after they shall have received them; and if they do not agree the Reviewing Accountants shall give particulars and explanations of the adjustments which they consider should be made. For these purposes, if no such notification and (where appropriate) particulars and explanations) shall be given by the Reviewing Accountants within such period they shall be deemed to have agreed that the draft Relevant Accounts and the draft of the Relevant Statement have been prepared in accordance with the relevant provisions of this schedule.

4.6 If (within 28 days after the Reviewing Accountants shall have notified the Reporting Accountants in accordance with paragraph 4.5) the Reporting Accountants and the Reviewing Accountants shall be unable to agree what adjustments (if any) should be made so that the draft Relevant Accounts and the draft Relevant Statement are prepared in accordance with this schedule then the matters outstanding or in
                                        ----
          dispute shall, on the application of either the Vendors or the
          Purchaser, immediately be referred to the Independent Accountants who shall be instructed to report whether or not the draft Relevant Accounts and/or the draft of the Relevant Statement do comply with this schedule and if not to make such adjustments thereto as they shall consider necessary to ensure that they do.

4.7 The Vendors and Purchaser will procure (so far as they are each able to do so) that the Group and the Reporting Accountants will make available to the Reviewing Accountants and (if appointed) the Independent Accountants such of the Group's books, documents, records, directors and staff together with access to such premises and the use of facilities as may be reasonably required in relation to the tasks which this agreement contemplates they will carry out.

4.8 The Independent Accountants, if appointed, shall act as experts and not as arbitrators and their decisions on the matters which shall be referred to them shall be final and binding on the parties (save in the case of manifest error).

4.9 The costs of the Independent Accountants in connection with the matters which shall be referred to them shall be borne as the Independent Accountants shall direct or in default of such direction as to one half by the Vendors and as to the other half by the Purchaser.

4.10 The Relevant Accounts and the Relevant Statement shall be re-issued to the Vendors' Representatives and the Purchaser by the Reporting Accountants within 3 Business Days after and in the form (the "Final
                                                                          -----
          Form") in which the Relevant Accounts and the Relevant Statement shall
          ----
          have been agreed between the Reporting and Reviewing Accountants or determined by the Independent Accountants in accordance with the provisions of this schedule.

4.11 The issue of the Relevant Accounts and the Relevant Statement in the Final Form pursuant to paragraph 4.10 of this schedule shall be final and binding on the parties hereto (save in the event of manifest error).

4.12 The costs of producing the Relevant Accounts and their review by the Reviewing Accountants shall be paid by the Purchaser.

4.13 Without in any way affecting the effect of paragraph 4.11, the parties recognise that further payments may become due to the Vendors as a consequence of clause 3.2 of this agreement.

5.        Payment of the Consideration
          ----------------------------

5.1       The Consideration shall be paid as follows:-

5.1.1 the Initial Payment shall be paid at Completion in accordance with clause 4; and

5.1.2 the Second and Third Instalments (if any) shall be paid within 7 days after the Second and Third Instalment Statements (as appropriate) shall have been issued to the Vendors' Representatives and the Purchaser in Final Form.

5.2 The Second and Third Instalments shall be paid to the Vendors or the Vendors' Solicitors in the proportions specified in column 5 of the First Schedule and satisfied in the manner specified in the seventh schedule.

5.3 All payments of cash shall be made to the Vendors' Solicitors in the manner set out in clause 4.5 of this agreement and the Loan Notes despatched to the Vendor's Solicitors by courier.

6.        Provisions which apply during Earn Out Period
          ---------------------------------------------

6.1       Purchaser's rights

          The Purchaser shall be entitled to require the Company and the Subsidiaries during the Earn Out Period to comply with such requirements as the Purchaser shall make from time to time concerning the management of the Group and the operation of the Business (subject to the provisions of paragraph 6.3) including:-

6.1.1     the way in which the Group shall conduct and manage its Business;

6.1.2 such budgeting, forecasting and reporting procedures and banking and treasury arrangements as the Purchaser shall require to the extent that they are consistent with those which the Purchaser shall require of the other members of the Purchaser's Group to comply with;

6.1.3 all such regulations and requirements which might be necessary having regard to the fact that the Company is a member of a group of companies securities in which the ultimate holding company are listed, dealt in or traded on a recognised stock exchange;

6.1.4 requiring the management of the Group fully to consult with the Purchaser in respect of all matters concerning strategic development and not make any acquisition of any business or company or enter into any joint venture or partnership with any third party without the written consent of the Purchaser; and

6.1.5 use its powers in relation to any shares in the Company which it owns or controls to procure in so far as it is able the provisions of paragraph 6.1 and 6.2 are complied with.

6.2       Restrictions on the Vendors

          The Vendors shall not be entitled to require during the Earn Out Period that the Company and its Subsidiaries shall:-

6.2.1 change the nature, scope or manner of conducting any of its businesses from those carried on by the Group at the date of this agreement or subsequently approved by the Purchaser;

6.2.2 pay any salary or other remuneration to directors of the Group or other senior executives in excess of that provided for in their respective service agreements or otherwise amend the service agreements of any such persons or pay any bonus to employees of the Group save where otherwise provided for in the Business Plan or engage or dismiss any such persons without the approval of the Purchaser;

6.2.3 commence or threaten any material litigation or arbitration proceedings;

6.2.4 enter into any material contract or arrangement outside the ordinary course of business or of a long term nature or enter into any guarantee or indemnity for the obligations of any third party; and

6.2.5 make any acquisition or disposal, (including the leasing, mortgaging, charging or pledging of any assets of the Group) except where provided for in the Business Plan.

6.3       Restrictions on the Purchaser

          The Purchaser shall and shall procure that each member of the Purchaser's Group (including where the context so admits the Group) shall, during the Earn Out Period:-

6.3.1 not treat the Group on terms which shall be less favourable than if the Purchaser and the Group were operating on an arm's length basis;

6.3.2 not intentionally take or omit to take any action which is designed solely or mainly to affect adversely any payments to the Vendors in accordance with this schedule, provided that at all times the Purchaser shall be entitled to ensure that the Group shall be managed in what it shall consider to be a proper manner;

6.3.3 not petition for a members' voluntary winding up any member of the Group or permit or procure the passing of a resolution to wind up any member of the Group unless the Purchaser shall be of the view that that member shall be insolvent, or the winding up is part of a bona fide reorganisation, amalgamation or reconstruction;

6.3.4 not require the Company to trade from the Properties under any name other than 'Cash a Cheque' without the prior consent of Paul May (or in his absence Terence Norris), unless such trading name shall be bona fide challenged by a third party, infringe a third party's trademark or other intellectual property rights or become illegal; (but for the avoidance of doubt this paragraph 6.3.4 shall not apply to the trading name of any shops which the Company shall first open after Completion); and

6.3.5 not call for the repayment of the Company's loan to Time to Insure Limited other than in the event of default as defined in the loan agreement between the Company and Time to Insure Limited dated 26 April 1999 (but this provision shall not prohibit the Company converting that loan into shares of Time to Insure Limited).

6.4 The Purchaser shall provide (or procure that there shall be provided to) the Group during the Earn Out Period a continuous working capital facility of not less than (Pounds)2,800,000.

6.5       Effect of the termination of Paul May's employment

          If the Company shall terminate or serve notice to terminate Paul May's employment with the Company prior to the end of the Earn Out Period (other than for a matter or conduct which renders him liable to summary dismissal, comprising, for the avoidance of doubt, only those matters specified in clause 17.1 of Paul May's service agreement) the Purchaser shall be liable to pay the maximum amount of the Second Instalment and the Third Instalment (but not in any event exceeding an aggregate of (Pounds)10,459,000).

6.6       Consequences of a Relevant Alteration

6.6.1 If either the Purchaser or the Executives shall propose any Relevant Alteration:-

6.6.1.1 if the Relevant Alteration shall have been proposed by the Purchaser, Paul May shall inform the Purchaser within 14 days after being notified by the Purchaser of the Relevant Alteration whether or not it is Accepted (and if he shall fail to give notice within that period that it is Accepted it shall be deemed to be Rejected);

6.6.1.2 if the Relevant Alteration shall have been proposed by the Executives, the Purchaser shall inform the Executives within 21 days after being notified by the Executives of the proposal to make the Relevant Alteration whether or not it is Accepted (and if the Purchaser shall fail to give notice within that period that it is Accepted, it shall be deemed to be Rejected);

6.6.1.3 if the Relevant Alteration is Accepted, then any costs or expenses incurred by the Group in its implementation and any profits which the Group shall earn from the Relevant Alteration during the Earn Out Period will be included in the calculation of the Relevant Profits and the Adjusted Relevant Profits, and

6.6.1.4 if the Relevant Alteration is Rejected, then any costs or expenses incurred by the Group in its implementation and any profits which the Group shall earn from the Relevant Alteration during the Earn Out Period will not be included in the calculation of the Relevant Profits and the Adjusted Relevant Profits.

6.6.2 The Purchaser (but not the Executives) shall be entitled to require the Group to make a Relevant Alteration even if it shall be Rejected by the Executives.

6.6.3     For the purposes of paragraph 6.6:-

          "Accepted" means that the provisions of paragraph 6.6.1.3 shall apply
           --------
          to the Relevant Alteration;

          "Rejected" means that the provisions of paragraph 6.6.1.4 shall apply
           --------
          to the Relevant Alteration;

          "Relevant Alteration" means:-
           -------------------

          (a) any alteration to the way in which the Business shall be carried on which might reasonably be regarded as likely to have a material effect (positive or negative) on its profitability other than any alteration which shall be required to be made in order to comply with the law or the rights of a third party or any alteration which the Group would have made without any influence by the Purchaser in order to respond to commercial pressures affecting similar businesses;

          (b) the opening by the Group of any shop (other than a Substituted Property) carrying on the Business within the radius of three miles of any of the Properties.

6.6.5 If Paul May shall cease to be employed by the Company for any reason the reference to him in paragraph 6.6.1 shall be substituted by a reference to Terence Norris; and if Terry Norris shall subsequently cease to be employed by the Company for any reason the reference to him in paragraph 6.6.1 shall be substituted by a reference to Luke Johnson.

6.7       Obligations on all parties

6.7.1 The parties shall procure that (so far as they are each able to do so), unless the relevant action shall be approved by a majority of the Proposed Board the Group shall not during the Earn Out Period:-

6.7.1.1 propose or pay any dividend or propose or make any other distribution (as defined under sections 209, 418 and 419 of the Taxes Act) save to another member of the Group;

6.7.1.2 guarantee any indebtedness of any person which shall not be a member of the Group, (save where the Group is required by the Purchaser's bankers Wells Fargo to guarantee the liability of the Purchaser in respect of any loans made to finance the acquisition of the Shares);

6.7.1.3 mortgage or charge or permit the creation of or suffer to subsist any mortgage or fixed or floating charge, lien (other than a lien arising by operation of law) or other encumbrance over the whole or any part of the Group's undertaking, property or assets;

6.7.1.4 settle any claim or litigation involving a settlement amount in excess of (Pounds)10,000 or conduct any litigation material to the Group save for the collection of debts arising in the ordinary course of the business carried on by the Group or any application for an interim injunction or other application or action (including interim defence) which shall be urgently required in the interests of the Group in circumstances in which it is not reasonably practicable to seek the views of all members of the Proposed Board;

67.1.5 acquire the whole or part of the undertaking of any other person or dispose of the whole or a material part of the undertaking of the Group save that the Group shall note be precluded from acquiring or disposing of single retail units from time to time);

6.7.1.6 subscribe or otherwise acquire, or dispose of any shares in the capital of any other company (unless it shall be a wholly owned subsidiary of the Group);

6.7.1.7 adopt any bonus, profit sharing, share option or other incentive scheme for any employee or director of the Group;

6.7.1.8   propose or implement any pension scheme;

6.7.1.9 make any material change in accounting policies or methods adopted by the Group;

6.7.1.10 make any material change to the nature of the business of the Group other than that envisaged in the Business Plan;

6.7.1.11 incur any capital expenditure (including without limitation obligations under hire-purchase and leasing arrangements) which exceeds the amount for capital expenditure set out in the Business Plan in aggregate by more than (Pounds)100,000 or any individual item by (Pounds)10,000;

6.7.1.12 enter into or vary any transaction or arrangement with, or for the benefit of any of the Company's directors or shareholders or any other person who is a "connected person" with any of its directors or shareholders;

6.7.1.13  change the number of directors on the Proposed Board.

6.7.1.14 vary or make any binding decisions on the terms of employment and service of any director, company secretary or employee of the Group whose annual salary is (Pounds)25,000 or more, or increase or vary the salary or other benefits of any such officer, or appoint or dismiss any such officer save to the extent provided for in the Business Plan;

6.7.1.15 engage any employee on terms that either his contract cannot be terminated by one months' notice or less or his emoluments and/or commissions or bonuses are or are likely to be at the rate of (Pounds)25,000 per annum or more or increase the emoluments and/or commissions or bonuses of any employee earning (or so that after such variation he will, or is likely to earn) more than (Pounds)25,000 per annum save to the extent envisaged in the Business Plan;

6.7.1.16 make any material changes to level of advertising expenditure to that set out in the Business Plan;

6.7.1.17 alter the basis upon which fees/commissions are charged to its customers;

6.7.1.18 adopt any new services to those currently offered by any member of the Group;

6.7.1.19 take or agree to take any leasehold interest in or licence over any real property;

6.7.1.20 approval of any contract obligating the Company or any subsidiary to pay more than (Pounds)25,000 for any goods or services;

6.7.1.21 make any material change to the Company's collection practices or management information system.

6.7.1.22  enter into any partnership, joint venture or consortium agreement; or

6.7.1.23 enter into or vary either any unusual or onerous contract or any other material or major or long term contract.

6.7.2 The Executives shall, during the currency of their employment by the Company, be responsible for the day to day administration of the business of the Group subject always to the control of the Proposed Board and any limitations on their authority to enter into commitments on behalf of the Group

          (including the giving of instructions to the Group's bankers) which the Proposed Board may require from time to time, provided that the Executives shall have a duty to consult with (and be bound by the decisions of) the Proposed Board with regard to (i) all matters which materially affect (or may materially affect) the Group's business, conditions, prospects, competitive position or regulatory standing; and (ii) any matter that has had or can be reasonably expected to have a material impact on the Business Plan.

6.7.3 In order to avoid logistical delays, the Proposed Board may elect to devolve any of the duties outlined in paragraph 6.7.2 to a management committee consisting of Jeff Weiss, Don Gayhardt and Paul May.

6.7.4 The arrangements outlined in this clause 6.7 shall remain effective until the earlier of (i) 30 June 2000; (ii) the termination by either Paul May or Terry Norris of their employment by the Company; (iii) the termination by the Company of the employment of Paul May pursuant to clause 17.1 of his service agreement; or (iv) the Group fails to achieve any two of the following cumulative quarterly EBITDA targets during consecutive quarters of the Earn Out Period:

          a) 3 months to 30 September 1999: (Pounds)353,869;

          b) 6 months to 31 December 1999: (Pounds)806,780;

          c) 9 months to 31 March 2000: (Pounds)1,284,959;

          d) 12 months to 30 June 2000: (Pounds)1,841,950.

7.        Applicability of Warranties and Tax Deed
          ----------------------------------------

7.1 The approval of any Relevant Accounts or Statement by or on behalf of the Purchaser (and all matters and things consequent to such approval) shall not operate or be deemed to operate as a waiver of any of the Purchaser's rights powers or privileges or of any of the other terms and conditions of this agreement.

7.2 If it shall be found before the payment of the balance of the Consideration that any matter which is the subject of a Warranty is not as so warranted or represented or any claim under the Tax Deed is threatened or pending then the Purchaser shall be entitled to withhold out of such balance the amount reasonably estimated by the Purchaser that would be payable by the Vendors pursuant to the agreement as a result.

SEVENTH SCHEDULE
----------------

-------------------------------------------------------------------------------------------------------------------------
Name                First Instalment        Second Instalment  Third Instalment   South Payment     South Recovery
----                ----------------        -----------------  ----------------   -------------     --------------
                                                                                                    Payment
                                                                                                    -------
-------------------------------------------------------------------------------------------------------------------------
                       Cash         Loan      Cash   Loan        Cash   Loan        Cash  Loan        Cash  Loan
                       ----         ----      ----   ----        ----   ----        ----  ----        ----  ----
                                    Notes            Notes              Notes             Notes             Notes
                                    -----            -----              -----             -----             -----
-------------------------------------------------------------------------------------------------------------------------
Luke Oliver          369940.64            -    -      X           -      X           X      -          X      -
Johnson
-------------------------------------------------------------------------------------------------------------------------
Nicholas Grant        10003.35      1191447    -      X           -      X           X      -          X      -
Cornwell
-------------------------------------------------------------------------------------------------------------------------
Jacqueline            10002.96        88476    -      X           -      X           X      -          X      -
Cornwell
-------------------------------------------------------------------------------------------------------------------------
Paul Edward           50015.69       966375    -      X           -      X           X      -          X      -
May
-------------------------------------------------------------------------------------------------------------------------
Katherine Louise      10002.96        88476    -      X           -      X           X      -          X      -
May
-------------------------------------------------------------------------------------------------------------------------
Gordon Stuart         10003.80      1166629    -      X           -      X           X      -          X      -
Douglas McLure
-------------------------------------------------------------------------------------------------------------------------
Terence John          20006.77       127048    -      X           -      X           X      -          X      -
Norris
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name                First Instalment        Second Instalment  Third Instalment   South Payment     South Recovery
----                ----------------        -----------------  ----------------   -------------     --------------
                                                                                                    Payment
                                                                                                    -------
-------------------------------------------------------------------------------------------------------------------------
                       Cash         Loan      Cash   Loan        Cash   Loan        Cash  Loan        Cash  Loan
                       ----         ----      ----   ----        ----   ----        ----  ----        ----  ----
                                    Notes            Notes              Notes             Notes             Notes
                                    -----            -----              -----             -----             -----
-------------------------------------------------------------------------------------------------------------------------
Gillian Norris        10003.94      149533     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
Anthony Osborne        7102.70      140871     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
Beverley William      19505.27      276557     -       X          -       X          X      -         X       -
Deacon Ripley
-------------------------------------------------------------------------------------------------------------------------
Brigitte Ripley       10529.44           -     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
Ian Salkeld           50015.69      966375     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
AIB Nominees         184194.97           -     X       -          X       -          X      -         X       -
(Jersey) Limited
-------------------------------------------------------------------------------------------------------------------------
Francis Guy Askham    10002.47       69766     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
Avrocet Trading      246628.15           -     X       -          X       -          X      -         X       -
Company
Limited
-------------------------------------------------------------------------------------------------------------------------
Timothy Brosnan      159536.94           -     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
Brian Chard           24811.18           -     -       X          -       X          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------
Leslie Clarke         12482.17           -     X       -          X       -          X      -         X       -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name                First Instalment        Second Instalment  Third Instalment   South Payment     South Recovery
----                ----------------        -----------------  ----------------   -------------     --------------
                                                                                                    Payment
                                                                                                    -------
-------------------------------------------------------------------------------------------------------------------------
                       Cash         Loan      Cash   Loan        Cash   Loan        Cash  Loan        Cash  Loan
                       ----         ----      ----   ----        ----   ----        ----  ----        ----  ----
                                    Notes            Notes              Notes             Notes             Notes
                                    -----            -----              -----             -----             -----
-------------------------------------------------------------------------------------------------------------------------
Carola Cooper         85932.48        -        -       X          -      X           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------
Rupert Cooper         85932.98        -        -       X          -      X           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------
Robin Fell            47861.08        -        -       X          -      X           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------
Conrad Free           78690.00        -        -       X          -      X           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------
Sharon Fynes          47861.08        -        X       -          X      -           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------
Martin Anthony       319073.88        -        X       -          X      -           X      -          X      -
Kilduff
-------------------------------------------------------------------------------------------------------------------------
The Royal Bank of     95722.16        -        X       -          X      -           X      -          X      -
Scotland Trust
Company (IOM)
Limited
-------------------------------------------------------------------------------------------------------------------------
Hansa Umradia         12329.01        -        -       X          -      X           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------
Continental           12329.01        -        X       -          X      -           X      -          X      -
Assets and
Securities
Limited
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Name                First Instalment        Second Instalment  Third Instalment   South Payment     South Recovery
----                ----------------        -----------------  ----------------   -------------     --------------
                                                                                                    Payment
                                                                                                    -------
-------------------------------------------------------------------------------------------------------------------------
                       Cash         Loan      Cash   Loan        Cash   Loan        Cash  Loan        Cash  Loan
                       ----         ----      ----   ----        ----   ----        ----  ----        ----  ----
                                    Notes            Notes              Notes             Notes             Notes
                                    -----            -----              -----             -----             -----
-------------------------------------------------------------------------------------------------------------------------
Glenross              12329.01        -        X       -          X      -           X      -          X      -
International
Limited
-------------------------------------------------------------------------------------------------------------------------
Valmet Isle of       159536.94        -        X       -          X      -           X      -          X      -
Man Limited
-------------------------------------------------------------------------------------------------------------------------
Horsford Limited    1117620.07        -        X       -          X      -           X      -          X      -
-------------------------------------------------------------------------------------------------------------------------

SIGNED AS A DEED by
FRANCIS ASKHAM
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
TIMOTHY BROSNAN
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
BRIAN CHARD
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
LESLIE CLARKE
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
CAROLA COOPER
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
RUPERT COOPER
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
ROBIN FELL
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
CONRAD FREE
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
NICHOLAS GRANT CORNWELL
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
JACQUELINE CORNWELL
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
SHARON FYNES
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
LUKE OLIVER JOHNSON
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
MARTIN ANTHONY KILDUFF
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
PAUL EDWARD MAY
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
KATHERINE LOUISE MAY
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
GORDON MCLURE
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
TERENCE JOHN NORRIS
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
GILLIAN NORRIS
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
ANTHONY OSBORNE
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
BEVERLEY RIPLEY
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
BRIGITTE RIPLEY
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


SIGNED AS A DEED by
IAN SALKELD
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:

SIGNED AS A DEED by
HANSA UMRADIA
in the presence of:-

Witness Signature;
Name:
Address:


Occupation:


EXECUTED AS A DEED by
AIB NOMINEES (JERSEY) LIMITED
acting by

Director:

Director/Secretary:


EXECUTED AS A DEED by
AVROCET TRAINING COMPANY LIMITED
acting by

Director:

Director/Secretary:

EXECUTED AS A DEED by
HORSFORD LIMITED
C/O EDWARDS & HARTLEY
acting by

Director:

Director/Secretary:


EXECUTED AS A DEED by
ROYAL BANK OF SCOTLAND
TRUST COMPANY (IOM) LIMITED
acting by

Director:

Director/Secretary:


EXECUTED AS A DEED by
CONTINENTAL ASSETS & SECURITIES LIMITED
acting by

Director:

Director/Secretary:

EXECUTED AS A DEED by
GLENROSS INTERNATIONAL LIMITED
acting by

Director:

Director/Secretary:


EXECUTED AS A DEED by
VALMET ISLE OF MAN LIMITED
acting by

Director:

Director/Secretary:


EXECUTED AS A DEED by
DOLLAR FINANCIAL UK LIMITED
acting by

Director:

Director/Secretary:

EXECUTED AS A DEED by
DOLLAR FINANCIAL GROUP, INC.
acting by

Authorised signature:

Authorised signature